                                                                   EXHIBIT 10.44

                                 LOAN AGREEMENT
                                 --------------

         THIS LOAN AGREEMENT ("Agreement") dated March ____, 2001, is entered into by and between JAMESON PROPERTIES, LLC, a Georgia limited liability company (the "Borrower"), whose address is 8 Perimeter Center East, Suite 8050, Atlanta, Georgia 30346, BANK OF LOUISVILLE, a Kentucky corporation (the "Lender"), whose address is 500 West Broadway, Louisville, Jefferson County, Kentucky 40202, and JAMESON INNS, INC., a Georgia real estate investment trust corporation (the "Guarantor"), whose address is 8 Perimeter Center East, Suite 8050, Atlanta, Georgia 30346.

         WHEREAS, the Borrower is the fee simple owner of that certain real estate located in Jefferson County, Kentucky, more particularly described in Exhibit "A" attached hereto; and
----------

         WHEREAS, the Borrower desires to refinance its existing indebtedness with respect to the Premises (as hereinafter defined), including a 119 room BestWestern/Signature Inn Motel plus amenities and related improvements commonly referred to as 1301 Kentucky Mills Drive, Louisville, Jefferson County, Kentucky, and the issuance of a certain letter of credit; and

         WHEREAS, the Borrower has requested the Lender to make a loan to the Borrower in a principal amount not to exceed Five Million Dollars
($5,000,000.00), the proceeds of which are to be used by the Borrower as hereinbefore set forth; and

         WHEREAS, the Lender is willing to make such loan to the Borrower on the terms and subject to the conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

                                    ARTICLE 1
                                    ---------
                                   DEFINITIONS
                                   -----------

         "Affiliate(s)" means any Person, any other Person directly or indirectly controlling, controlled by or under common control of or by such Person; provided, however, that it is the intent of the parties that Lender shall not be, and in no event shall the Lender be deemed or construed to be an Affiliate of Borrower. All of Borrower's members, Manager(s), partners, shareholders, officers, directors, subsidiaries and joint venturers shall be deemed to be Affiliates of Borrower for the purposes of this Agreement. For purposes of this definition "control" (including the terms "controlling," "controlled by" and "under common control of") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or otherwise.

         "Agreement" shall mean this Loan Agreement as the same may be supplemented or amended from time to time.

         "Assignment" shall mean the Assignment of Rents and Leases of even date and given by the Borrower to the Lender as required by Section 4.1(d) hereof, to be recorded in Jefferson County, Kentucky, as the same may be supplemented or amended from time to time.

         "Beneficiary" shall mean Richard G. Watson as liquidating officer of Regency Inn II, Inc.

         "Borrower" means Jameson Properties, LLC, a Georgia limited liability company.

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         "Borrower's Financial Statements" means collectively the annual internally prepared financial statements of Borrower furnished to Lender, prepared in accordance with generally accepted accounting principles consistently applied, which shall be in form satisfactory to the Lender, certified by the Manager of Borrower by his signature thereon as accurately and truthfully representing the financial position of the Borrower as of the date thereof.

         "Closing" shall mean the execution and delivery of the Loan Documents by the Borrower, the Guarantor and the Lender.

         "Closing Date" shall mean the date of the execution and delivery of this Agreement.

         "Collateral" means all assets and property of Borrower and any other Person, whether real, personal or mixed, which now or at Closing or any time thereafter may be pledged as security for the obligations pursuant to or in connection with any of the Loan Documents, including, without limitation, the Premises, all Improvements, equipment, furniture, furnishings, trademarks, trademark licenses, fixtures and other personal property affixed to or located on the Premises, all contracts and all rebates payable to Borrower, by any utility company providing utility services to the Premises, and any proceeds of the foregoing. The property of transient Motel guests is not part of the Collateral.

         "Commitment Letter" shall mean that certain commitment dated October 26, 2000, and accepted by the Borrower and the Guarantor on _______________, 2001.

         "Conditional Default" shall mean any condition, event, act or omission which, with the giving of notice or passage of time or both, would constitute an Event of Default.

         "Contracts" means all contracts, agreements, warranties and representations relating to or governing the use, occupancy, operation, management, hotel group, name or chain affiliation and/or guest reservation, repair and service of the Premises, and all leases, occupancy agreements, concessions, concession agreements, and commitments to provide rooms or facilities in the future, including all amendments, modifications and supplements to any of the foregoing.

         "Default Rate" shall have the meaning given to that term in the Note.

         "Event of Default" shall mean any of the events of default described in Section 9.1 hereof.

         "Fixtures" shall mean all personal property now or hereafter owned by the Borrower and now or hereafter affixed to, incorporated into or to be incorporated into, or used or useful in connection with, the Land or the Improvements or any part thereof, all replacements thereof, additions thereto and substitutions therefor.

         "Governmental Authority(ies)" shall mean the United States of America, the Commonwealth of Kentucky, the County of Jefferson, and any agency, department, commission, board, bureau or instrumentality of any of them.

         "Governmental Requirement(s)" shall mean any law, ordinance, order, rule or regulation of any Governmental Authority, including but not limited to laws, ordinances, orders, rules or regulations with regard to zoning, sewer and drainage, subdivision, building, safety, fire protection or environmental matters, and access to the Improvements as the relate to disabled individuals.

         "Guaranty" means the guaranty of the Guarantor, in the amounts and upon the terms and conditions set forth in the Guaranty.

         "Guarantor" means Jameson Inns, Inc., a Georgia real estate investment trust corporation.

         "Guarantors' Financial Statements" means collectively the annual internally prepared financial statements of Guarantor furnished to Lender, prepared in accordance with generally accepted accounting principles consistently applied, which shall be in form satisfactory to the Lender, certified by an officer of Guarantor by his/her signature thereon as accurately and truthfully representing the financial position of the Guarantor as of the date thereof.

         "Hotel Lease" means that certain master lease agreement entered into between the Borrower, as lessor, and the Tenant as lessee, dated as of May 7, 1999, as amended from time to time.

         "Improvements" means, collectively, the 119 room concrete and brick Motel plus amenities and ancillary improvements located on the Land.

         "Land" shall mean that certain tract or parcel of land designated in Exhibit "A" attached hereto containing approximately 2.21 acres more or less.
----------

         "Lease(s)" means any and all leases, subleases, licenses or other agreements for the use of all or part of the Premises, including but not limited to the Hotel Lease.

         "Lender" means Bank of Louisville having an address at 500 West Broadway, Louisville, Kentucky 40202.

         "Letter of Credit" means the letter of credit issued by Lender pursuant to Section 3.4 hereof.

         "Letter of Credit Payment" means a payment by Lender of a draft under the Letter of Credit.

         "Letter of Credit Holdback" shall mean the holdback of $2,546,758.84 of the Loan proceeds pursuant to Section 6.2 hereof.

         "License Agreements" shall mean all documents governing the relationships between Borrower and Licensors with respect to the operation of the Motel, as the same may be supplemented or amended from time to time.

         "Licensors" shall mean collectively Jameson Hospitality, LLC and BestWestern Corporation.

         "Loan" shall mean the loan made by the Lender to the Borrower pursuant to this Agreement.

         "Loan Advance(s)" or "Advance(s)" means any disbursement by Lender of the proceeds of the Loan.

         "Loan Costs" shall mean all expenditures incurred or to be incurred by the Borrower in connection with or incidental to the Closing of the Loan, including without limitation the costs of title examination and insurance, costs of surveys, recording fees, real estate taxes and assessments, water and sewer rents, insurance premiums, environmental assessments, appraisals, fees and expenses of the Lender's counsel, interest on the Loan, sums paid by the Borrower for the obtaining of the Loan and any subsequent financing, and all reasonable costs and expenses incurred by Lender in connection with the Loan. All Loan Costs shall be Borrower's obligation regardless of whether or not a Closing occurs and regardless of whether the Loan is disbursed in whole or in part unless such failure is due solely to Lender's wrongful failure to disburse hereunder.

         "Loan Documents" means collectively all documents and instruments, including without limitation, this Agreement, the Note, the Mortgage, the Assignment, and the documents referred to in Section 4.1 herein and any and all other documents required to be or actually delivered to Lender by Borrower or any other party for the benefit of Borrower or Lender at the Closing of this Agreement, together with all documents and instruments required or permitted to be delivered to Lender pursuant to and during the term of this Agreement, as any of the same may be amended from time to time.

         "Manager" means that person authorized to represent the Borrower and to act on its behalf in all dealings with the Lender. Craig Kitchin is a Manager.

         "Mortgage" means the Mortgage and Security Agreement (Fixture Filing Statement) dated the date hereof and given by the Borrower to the Lender as required by Section 4.1(b) hereof to be recorded in Jefferson County, Kentucky as the same may be supplemented or amended from time to time, continuing to create in favor of

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Lender a first lien on the Premises and granting a first priority security interest in the Fixtures or personal property owned by the Borrower and located on the Premises or necessary for the operation of the Premises.
         "Motel" means all buildings, structures, improvements and appurtenances located on the Land presently consisting of 119 guest rooms; all restaurants, bars and banquet, meeting and other public rooms; shop units and all other space and concessions for the sale of merchandise, goods and services; garage and parking spaces; support and back of the house areas, including kitchens, store rooms and maintenance workshops; recreational, health club and other health facilities, including swimming pools, parking facilities, public grounds located on or constituting all or a portion of the Land, and any rooms, public or private areas or garage space which may be added to the Land or any of the foregoing in the future.

         "Note" shall mean the Borrower's promissory note of even date, which has been executed and delivered under this Agreement and which is in the form of Exhibit "B", payable to the order of Lender, and any and all renewals,
   ----------
extensions and amendments of any of the foregoing and any substitutions and replacements therefor in connection with the Premises.

         "Obligations" means, in addition to any other obligations or indebtedness as defined, enumerated or referred to in any of the other Loan
Documents: (i) the due and punctual payment in full of all principal advanced pursuant to and interest (including any interest due after an Event of Default and/or Conditional Default and late charges) due under any Note or any of the other Loan Documents, all fees payable by Borrower to Lender pursuant to the provisions of any of the Loan Documents, and all expenses, costs and charges, of any nature whatsoever, including reasonable fees of legal counsel to Lender, required to be paid under any of the Loan Documents; (ii) the due and punctual performance and observance of all other agreements, obligations, warranties and representations of Borrower and any other Person to Lender under any of the Loan Documents; and (iii) any and all other debts, obligations and liabilities of Borrower and any other Person to Lender, whether created directly by Borrower or acquired by assignment or otherwise, whether joint or several, matured or not yet matured, absolute or contingent, and whether now existing or hereafter arising, whether of the same or different class or type as the Loan, and whether or not the creation of same was reasonably foreseeable or would be naturally contemplated by Borrower and Lender on the date of this Agreement, it being the intent of Borrower and Lender that all of the same be part of the Obligations for all purposes of this Agreement and the other Loan Documents.

         "Person" means any natural person, private or public corporation, partnership, trust, joint venture or other legal entity.

         "Premises" means (i) the Land; (ii) the Improvements now or hereafter erected on the Land; (iii) all Fixtures and appurtenances thereto; (iv) the rents, issues, profits and proceeds from the Leases; and (v) all equipment as more fully set forth in the Mortgage.

         "Subordinate Mortgage" means that certain Mortgage dated February 18, 1997, granted by the Borrower in favor of Regency Inn II, Inc., of record in Mortgage Book 4277, Page 373, in the Office of the Clerk of Jefferson County, Kentucky.

         "Tenant" means Jameson Hospitality, LLC, a Georgia limited liability company.

         "Title Company" shall mean Commonwealth Land Title Insurance Company.

         "Title Policy" shall mean the policy of title insurance issued by the Title Company to the Lender insuring the Mortgage as required by Section 5.1(a) hereof.

                                    ARTICLE 2
                                    ---------
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         2.1      Organization and Qualification. The Borrower is a corporation
                  -------------------------------
duly organized and validly existing under the laws of the State of Georgia, having qualified to do business in the Commonwealth of Kentucky, and has complied with all fictitious name registrations, if any, applicable to the Borrower.

         2.2      Right and Power.  The Borrower has full right, power and
                  ---------------
authority to execute and deliver each of the Loan Documents to which it is a party.

         2.3      Conflict with Other Instruments. Neither the execution and
                  -------------------------------
delivery of the Loan Documents, nor consummation of the transactions contemplated thereby, nor compliance with the terms, conditions and provisions thereof will conflict with or result in a breach of any of the terms, conditions or provisions of the Articles of Incorporation or amendments thereto, Bylaws or amendments thereto, of the Borrower, or any law or any regulation, order, writ, injunction or decree of any court or Governmental Authorities or any agreement or instrument to which the Borrower is a party or by which any of it or any of its properties is subject or bound, or constitute a default thereunder or result in the creation or imposition of any lien, charge, security interest or encumbrance of any nature whatsoever upon any of the property of the Borrower or the Guarantor pursuant to the terms of any such agreement or instrument.

         2.4      Authority, Validity and Binding Effect. The execution and
                  --------------------------------------
delivery of this Agreement, the making of the borrowing contemplated by the provisions hereof, the execution, issuance and delivery of the Note to evidence such borrowings, and the execution and delivery of the other Loan Documents have been duly authorized by all necessary action on the part of the Borrower and no authorization, approval or consent by, or filing with, any governmental or public regulatory authority is necessary therefor. Each Loan Document to which the Borrower is a party has been duly and validly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other laws of general application affecting the enforcement of creditors' rights and by principles of equity. The Manager executing the Loan Documents on behalf of Borrower is duly authorized to do so.

         2.5      Financial Condition. The Borrower's Financial Statements and
                  -------------------
the Guarantor's Financial Statements heretofore furnished to the Lender are complete and correct in all material respects, were prepared consistently with the manner in which Borrower's and Guarantor's tax returns are computed and fairly present the financial condition at the respective dates indicated therein and/or the results of operations for the respective periods indicated therein, as the case may be, of the Borrower and the Guarantor. Since the dates of the most recent balance sheets furnished to the Lender for the Borrower and the Guarantor, there has been no material adverse change in the assets, liabilities or financial condition from that reflected in its balance sheets.

         2.6      Litigation. There are no actions, suits or proceedings
                  ----------
pending, or to the knowledge of the Borrower or Guarantor threatened, against or affecting the Borrower or the Guarantor, before any court or Governmental Authority, the result of which might have a material adverse effect on the Borrower or the Guarantor, or its operations or financial condition, or on the operation of the Improvements. Borrower and Guarantor do and shall protect, indemnify and save Lender wholly harmless from and against any and all liabilities, claims, damages, penalties, causes of action, costs and expenses (including without limitation, reasonable attorneys' fees and expenses) imposed upon, incurred by, or asserted against Lender on account of any such action, suit or proceeding. Neither Borrower or Guarantor is in default with respect to any order, writ, judgment, decree or demand of any court or other Governmental Authorities.

         2.7      Defaults.  No Event of Default and no Conditional Default has
                  --------
occurred and is continuing or exists.

         2.8      Utility Services.  All utility services necessary for the
                  ----------------
present use of the Improvements are available to the Land, including water supply and sanitary and storm sewer facilities, natural gas, electric and telephone facilities.

         2.9      Contract Liens.  The Borrower has not entered into any
                  --------------
contract or agreement of any kind, the performance of which by the other party thereto would give rise to a lien on the Premises.

         2.10     Survey and Other Documents. The survey of the Land furnished
                  --------------------------
to the Lender pursuant to Section 5.1(e) hereof accurately depicts the state of facts it purports to depict and each other document furnished to the Lender pursuant to Section 5.1(e) hereof is a true and correct copy thereof, has not been modified or amended and is in full force and effect on the date hereof. The survey shall be prepared by a surveyor licensed in the Commonwealth of Kentucky, together with a certificate executed by said surveyor indicating that the survey has been prepared in accordance with minimum standard detail requirements for Kentucky Land Title Surveys.

         2.11     Hazardous Substances. All of the representations, warranties
                  --------------------
and covenants contained in Section 1.18 of the Mortgage and in the Hazardous Substance Indemnity Agreement attached hereto as Exhibit "E", both of which are
                                                 -----------
incorporated by reference herein, are restated, ratified and confirmed.

         2.12     Guarantor. Guarantor is a real estate investment trust
                  ---------
corporation duly and validly organized under the laws of the State of Georgia, and having legal capacity to execute the documents and to consummate the transactions contemplated hereby to the extent of its involvement therein. The execution, delivery, and performance by it of the Guaranty executed by it (i) are authorized by the Operating Agreement of the Guarantor and all other documents limiting the activity of the Guarantor, (ii) does not require approval of any Governmental Authority, (iii) will not (a) violate any provision of law, any order of any court or other Governmental Authority, or any indenture, agreement, or other instrument to which it is a party or by which it, or any of its property, is bound, or (b) be in conflict with, result in a breach of or constitute (with or without due notice and/or lapse of time) a default under any indenture, agreement, or other instrument to which it is a party, and (iv) will not result in the creation or imposition of any lien, charge, or encumbrance of any nature whatsoever upon its property or assets, except as contemplated by this Agreement, the Guaranty and the other Loan Documents. The Guaranty has been duly and validly executed and delivered by the Guarantor and constitutes the legal, valid and binding obligations of Guarantor, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other laws of general application affecting the enforcement of creditors' rights and by principles of equity. The individual officer executing the Guaranty and the Loan Documents on behalf of Guarantor is duly authorized to do so.

         2.13     Compliance with Governmental Requirements. The use of the
                  -----------------------------------------
Premises comply with all Governmental Requirements and all applicable restrictive covenants. Borrower has received no notice from any Governmental Authority that the Premises fail to comply with all Governmental Requirements. All authorizations, certificates, permits, licenses and approvals required by any Governmental Authority for the occupancy and use of the Improvements have been obtained. Borrower is not and in the operation of its business will not be in violation of any Governmental Requirement applicable to it or its business or properties, including relating to "hazardous substances," "Americans with Disabilities Act" and "wetlands."

         2.14     Subdivision. The Land is a portion of a lot or lots under
                  -----------
applicable Governmental Requirements regulating subdivision and land development, and may be mortgaged, transferred and/or developed by constructing the Improvements thereon and therein as a single parcel without violation of such Governmental Requirements.

         2.15     Streets, Access and Parking. All streets necessary for the
                  ---------------------------
full access and utilization of the Premises for their intended purpose have been completed and the necessary rights-of-way therefore acquired by private or reciprocal easement or dedicated to the appropriate Governmental Authorities. All parking requirements for the full utilization of the Premises for their intended purpose have been obtained and approved by the appropriate Governmental Authority.

         2.16     ERISA. No condition exists, and Borrower will not cause or
                  -----
permit any condition to exist, which may result in a lien of the United States of America or any state or local government against the assets of the Borrower under the provisions of the Employee Retirement Income Security Act of 1974, or any similar state or federal legislation. Further, the Borrower has no actual knowledge of any funding deficiencies under any employee benefit plan maintained for the benefit of the employees of Borrower.

         2.17     Investment Company Act. Borrower is not an "investment
                  ----------------------
company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         2.18     Regulation U. Borrower is not engaged principally or as one
                  ------------
of its important activities in the business of extending credit for the purpose of purchasing or carrying margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System. No part of the proceeds of the Loan will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, or for the purpose of purchasing or carrying or trading in any securities under such circumstances as to involve Borrower in a violation of Regulation X of said Board or the Lender in a violation of Regulation U of said Board. In particular, without limitation of the foregoing, Borrower shall not use any part of the proceeds of the Loan to acquire for itself or for any other Person any publicly-held securities of any kind. The assets of Borrower does not include any margin stocks, and Borrower has no present intention of acquiring any margin stock. As used in this Section 2.18, the terms "margin stock" and "purpose of purchasing or carrying" shall have the meanings assigned to them in Regulation U, and the term "publicly-held", in respect of securities, shall have the meaning assigned to it in Section 220.7(a) of Regulation T of said Board.

         2.19     Registration. No registration with or approval of any
                  ------------
Governmental Authority of any kind is required for the due execution and delivery of, or for the enforceability of, this Agreement, the Note and the other Loan Documents.

         2.20     Remuneration. Except as set forth in the Hotel Lease, neither
                  ------------
Tenant nor any other Person has any right or claim to any fees, commissions, compensation or other remuneration in connection with or arising out of the use, occupancy and operation of the Premises. No brokerage commissions or similar compensation are or will become due to any Person in connection with the leasing or day-to-day operations of the Premises, the performance of the Contracts, or the transactions contemplated by this Agreement.

         2.21     Licenses and Permits.  All licenses and permits required to
                  --------------------
occupy, maintain, use and operate the Premises have been obtained.

         2.22     Accuracy of Representations. Neither this Agreement nor any
                  ---------------------------
of the other Loan Documents, nor any certificate or other document furnished to Lender by or on behalf of Borrower or Guarantor pursuant hereto contains any knowingly untrue statement of a material fact or knowingly omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. There are no facts known to Borrower or Guarantor that, individually or in the aggregate, materially adversely affect or involve any substantial possibility of materially adversely affecting the business, condition or affairs of Borrower, Guarantor or their properties and assets considered as an entirety that have not been disclosed herein or otherwise by written notice to Lender.

                                    ARTICLE 3
                                    ---------
                                    THE LOAN
                                    --------

         3.1      Date and Place of Closing. The Closing of this Loan shall
                  -------------------------
take place at the offices of Borowitz & Goldsmith, PLC, Suite 1100, One Riverfront Plaza, Louisville, Kentucky 40202, at _____ a.m./p.m. on ________________, 2001, or at such other time or place, or in such other manner, including by mail, as shall be agreed upon by the parties.

         3.2      The Loan. Subject to the terms, provisions and conditions
                  --------
hereof and relying upon the representations and warranties herein set forth, the Lender agrees to make the Loan to the Borrower in the maximum principal amount not to exceed FIVE MILLION DOLLARS ($5,000,000.00) the proceeds of which will be advanced to the Borrower pursuant to the terms hereof. The Loan shall be used for the purposes previously set forth by Borrower and repaid in accordance with the Note.

         3.3      The Note. The Loan shall be evidenced by the Note with the
                  --------
blanks appropriately filled in. So long as the Lender is the holder of the Note, the unpaid principal balance hereof, the interest, if any, accrued thereon and the interest rate applicable to such balance shall be determined from the records of the Lender in the absence of manifest error. The Lender shall report such information (in writing if requested) as determined by its records to the Borrower promptly upon the request of the Borrower.

         3.4      Letter of Credit.
                  ----------------

                  A.       Agreement to Issue Letters of Credit. Subject to all
                           ------------------------------------
of the terms and conditions hereof, Lender agrees to issue the Letter of Credit for the benefit of the Beneficiary, in the amount of $2,546,758.84. The Letter of Credit shall be in the form of Exhibit "H" attached hereto and incorporated
                                  -----------
herein by this reference, provided, however, that the aggregate amount drawable under the Letter of Credit at any time outstanding shall at no time exceed $2,546,758.84. The Letter of Credit shall be subject to and governed by the Uniform Customs and Practices for Documentary Credits, 1993 Revision, ICC Publication No. 500. The Letter of Credit shall bear an expiry date not later than February 28, 2002 (the "Letter of Credit Expiration Date"), and the Lender shall have no obligation to issue any letters of credit after, or bearing an expiry date after, the Letter of Credit Expiration Date.

                  B.       Borrower's and Guarantor's Reimbursement and Other
                           --------------------------------------------------
Payments.  The Borrower and Guarantor, jointly and severally, hereby absolutely
--------
and unconditionally agree to pay to Lender the following amounts at the times specified below:

                  i. Upon a Letter of Credit Payment, the payment of principal and interest as set forth in the Note.

                  ii. A letter of credit fee (the "Letter of Credit Fee"), as compensation for the issuance of the Letter of Credit, computed at the rate of one percent (1%) of the aggregate maximum amount drawable under the Letter of Credit. The Letter of Credit Fee shall be payable on the Closing Date.

                  iii. Upon demand, all reasonable out-of-pocket costs, fees and expenses of the Lender, including reasonable fees and expenses of the Lender incident to the opening of the Letter of Credit, any drawing, negotiation of drafts, execution of documents, amendments, waiver or transfer of any document referred to herein or therein, and the protection of the Lender's rights or interest under, or the enforcement of the Borrower's obligations under, this Agreement or under any document or instrument referred to herein or contemplated hereby, whether by judicial proceeding or otherwise, as a result of the occurrence of any Event of Default hereunder, all with interest thereon from the date of demand until paid at the applicable rate as set forth in the Note.

                  iv. Upon demand, any documentary taxes and other levies imposed upon the Lender in connection with the execution and delivery of the Letter of Credit or any transaction hereunder or thereunder, with interest thereon from date of demand until paid at the applicable rate as set forth in the Note.

                  v. If any law or regulation or any change in any law or regulation or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof shall impose, modify or deem applicable any reserve, special deposit, risk-based capital requirement or similar requirement which would impose upon the Lender, or any corporation controlling the Lender, any additional costs or fees or any reduced return on capital (i) generally upon the issuance or maintenance of so called "stand-by" letters of credit by the Lender, or (ii) specifically in respect of this Agreement or the Letter of Credit, and the result of such imposition of additional costs or fees upon either clause (i) or (ii) above shall be to increase the cost to the Lender or reduce the return on capital of the Lender, or any corporation controlling the Lender, of issuing or maintaining the Letter of Credit (which increase in costs or fees or reduction in return on capital shall be the result of the Lender's reasonable allocation of the aggregate of such cost or fee increases resulting from such events as equitably applied to its customers and shall not be reflected in the Interest Rate, as defined in the Note ), then within thirty (30) days after demand from the Lender, accompanied by a certificate as to such increased costs or fees or reduction in return on capital, its allocation of such increase in costs or fees and its offset for increases in the Interest Rate (as defined in the Note) reflecting the increase of costs or fees to the Lender, the Borrower shall pay all additional amounts as are necessary to compensate the Lender or such controlling corporation for such increased costs or fees or, to maintain its return on capital, incurred by the Lender or such controlling corporation as set forth in such certificate. The certificate of the Lender as to such increased costs or fees or return on capital shall show the manner of calculation and shall be conclusive (in the absence of manifest error) as to the amount thereof.

                  vi. All payments by the Borrower to the Lender under this Section shall be made in lawful currency of the United States and in immediately available funds at the Lender's principal office in Louisville, Kentucky.

                  C.       Obligations Absolute. Subject to subsection D
                           --------------------
hereof, the obligations of the Borrower under subsection B hereof shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including without limitation: any lack of validity or enforceability of any of the documents evidencing or pertaining to the transaction with the Beneficiary of the Letter of Credit; (2) the existence of any claim, setoff, defense or other rights which the Borrower or any other person may have at any time against the Beneficiary of the Letter of Credit (or any other persons for whom such Beneficiary may be acting), the Lender (other than the defense of payment to the Lender in accordance with the terms of this Agreement), or any other person or entity, whether in connection with this Agreement, the Loan Documents or any unrelated transaction; (3) any statement or representation contained in any draft or certificate presented to the Lender, in connection with the request that the Lender issue the Letter of Credit, that proves untrue or inaccurate in any respect whatsoever; or (4) payment by the Lender under the Letter of Credit against presentation of a demand, sight draft or certificate which does not comply with the terms of the Letter of Credit, provided that such payment shall not have constituted the negligence or willful misconduct of the Lender.

                  D.       Liability of the Lender.  The Borrower assumes all
                           -----------------------
risks of the acts or omissions of the Beneficiary of the Letter of Credit with respect to its use of the Letter of Credit or proceeds of any draw thereunder. Neither the Lender nor any of its officers or directors shall be liable or responsible for:

                  i. the use which may be made of the Letter of Credit or its proceeds or for any acts or omissions of the Beneficiary in connection therewith;

                  ii. the validity, sufficiency or genuineness of documents, inaccuracy of any of the statements or representations contained in drafts or certificates relating to the Letter of Credit or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged;

                  iii. payment by the Lender against presentation of documents which do not strictly comply with the terms of the Letter of Credit; or

                  iv. any other circumstances whatsoever in making or failing to make payment under the Letter of Credit, except that the Borrower shall have a claim against the Lender, and the Lender shall be liable to the Borrower, but only to the extent of any direct (as opposed to indirect or consequential) damages suffered by the Borrower which were caused by the Lender's negligence or willful misconduct in honoring a draft under the Letter of Credit, or the Lender's wrongful failure to pay under the Letter of Credit after presentation of a sight draft and certificate strictly complying with the terms and conditions of the Letter of Credit.

In furtherance and not in limitation of the foregoing, the Lender may accept documents that appear on their face to be in order, and may assume the genuineness and rightfulness of any signature thereon, without responsibility for further investigation, regardless of any notice or information to the contrary; provided, that if the Letter of Credit Section of the Lender shall
          --------
receive written notification from the Borrower and the Beneficiary of the Letter of Credit that documents conforming to the terms of the Letter of Credit to be presented to the Lender are not to be honored, the Lender agrees that it will not honor such documents, and the Borrower agrees that it will indemnify and hold the Lender harmless from and against the consequences of such failure to honor.
                  E.       Costs, Expenses and Taxes. After payment of the
                           -------------------------
initial issuance and documentation fees referred to in subsection B hereof, the Borrower agrees to pay on demand all out-of-pocket costs and expenses of the Lender in connection with the administration of the Letter of Credit facility and any other documents which may be delivered in connection with the Letter of Credit facility including without limitation (to the extent permitted by applicable law) the reasonable fees and expenses of counsel for the Lender, and any local counsel who may be retained by said counsel, with respect thereto and with respect to advising the Lender as to its rights and responsibilities under the Letter of Credit facility and in addition thereto, all costs and expenses, if any, including but not limited to the costs and expenses of counsel in connection with the enforcement of the Letter of Credit facility and such other documents as may be delivered in connection with the Letter of Credit facility. In addition, the Borrower shall pay any and all taxes (except income and intangible taxes) and fees payable or determined to be payable to any governmental third parties in connection with the execution, delivery, filing and recording of the Letter of Credit facility and such other documents which may be delivered in connection with the Letter of Credit facility, and agrees to hold the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees, provided, that the Lender agrees promptly to notify
                            --------
the Borrower of any such taxes and fees.

                  F.       Obligations of the Lender.  The obligations of the
                           -------------------------
Lender under the Letter of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of the Letter of Credit and this Agreement.

                                    ARTICLE 4
                                    ---------
                                SECURITY FOR LOAN
                                -----------------

         4.1      Security Documents.  Payment of the Note and performance by
                  ------------------
Borrower of the obligations imposed by the Loan Documents are secured by:

                  (a)      this Agreement;

                  (b)      the Mortgage [perfected by financing statement(s)];

                  (c)      the Note;

                  (d)      the Assignment;

                  (e)      the Guaranty of the Guarantor;

                  (f)      the Financing Statements.

         4.2      Additional Security Documents. Borrower, within 15 days after
                  -----------------------------
requested by Lender, shall execute, acknowledge and deliver any additional security documents, in form and substance satisfactory to Lender, including but not limited to financing statements, security agreements and such other documents as Lender may reasonably request in order to create, perfect or better assure to the Lender the lien and security interest granted to Lender pursuant to the Loan Documents. In addition, Borrower shall, promptly upon Lender's request, execute any such security instruments, extension agreements, affidavits or certificates covering property of any kind whatsoever as is or may be essential to the operation of the Premises, or such documents as Lender deems necessary to perfect, preserve, continue or maintain its mortgage or security interests hereunder.

         4.3      Cross-Collateralization. The Lender and the Borrower agree
                  -----------------------
that at all times and until payment in full of all of the indebtedness, liabilities and obligations of whatsoever kind or nature of the Borrower or any of Borrower's Affiliates to the Lender, including the Loan and any prior loans or obligations, and all indebtedness in connection therewith, including any and all renewals, extensions, modifications, changes and substitutions thereto, the Loan and any prior loans shall be cross-collateralized with one another so that the collateral that secures any of the loans shall also constitute collateral for the other loans, all at the sole option and discretion of the Lender. The Borrower and the Lender further agree that in the event of default, the Lender shall be entitled to exercise concurrently, successively or selectively any and all of the remedies contained in any or all of the Loan Documents and in any of the loan documents of any prior loan, and may realize upon the collateral securing either the Loan and any prior loan as security for collateral of the other, whether the same is pledged or mortgaged by the Borrower or its Affiliates, and may apply the proceeds of the same against any indebtedness, liabilities, or obligations of the Borrower or any of its Affiliates, to the Lender and in such amount(s) as the Lender in its sole opinion shall elect.

         4.4      Cross-Default. The Lender and the Borrower agree that at all
                  -------------
times and until payment in full of all of the indebtedness, liabilities and obligations of whatsoever kind or nature of the Borrower or any of Borrower's Affiliates to the Lender, including the indebtedness under the Loan and any prior loans, and all indebtedness in connection therewith, of whatever kind or nature, including any and all renewals, extensions, modifications, changes and substitutions thereto, the Loan Documents and any of the loan documents with respect to any prior loans shall be cross-defaulted with one another so that any default under any one of the Loan Documents or any of the loan documents with respect to any prior loans, shall constitute a default under all of the Loan Documents and the loan documents with respect to any prior loans, all at the sole option and discretion of the Lender. The Borrower and the Lender further agree that in the event of default, the Lender shall be entitled to exercise concurrently, successively or selectively any and all of the remedies contained in any or all of the Loan Documents and in any of the loan documents of any prior loan, and may realize upon the collateral securing said Loan and any prior loan, whether the same is pledged or mortgaged by the Borrower or its Affiliates, and may apply the proceeds of the same against any indebtedness, liabilities, or obligations of the Borrower or any of its Affiliates, to the Lender and in such amount(s) as the Lender in its sole opinion shall elect.

                                    ARTICLE 5
                                    ---------
                       REQUIREMENTS PRIOR TO LOAN CLOSING
                       ----------------------------------

         5.1      Requirements. Lender shall not be required to make any Loan
                  ------------
Advance unless the following shall have been accomplished to the satisfaction of Lender:

         (a)      Title Policy. The Title Company shall have issued and
                  ------------
         delivered to the Lender a commitment for an ALTA Standard Mortgagee's Title Insurance Policy issued by the Title Company. Such commitment shall contain the Title Company's agreement to insure the Mortgage in an amount not less than the amount of the principal sum of the Note, as a first lien upon Borrower's fee simple interest of the Land, without exception for filed or unfiled mechanic's liens or claims or for matters which an accurate survey would disclose and subject only to those special exceptions approved by Lender.

         (b)      Evidence of Title. Borrower shall provide evidence that title
                  -----------------
         to the Land is vested in Borrower [including a copy of the vesting deed(s)]

         (c)      Insurance. Borrower shall have obtained and furnished to
                  ---------
         Lender such insurance and bonds as Lender may reasonably require, in forms of coverage and with insurers acceptable to Lender and (except with respect to where Lender shall be named "Mortgagee" with a standard New York Mortgagee Clause) with both Borrower and Lender named as Insured, as their interests may appear, including but not limited to the following:

                  i. Hazard Insurance - Fire and Extended Coverage Insurance, including vandalism and malicious mischief, and such other hazard insurance as Lender may require in an amount equal to the full replacement cost of the Improvements, such insurance to be in such amounts and form and written by such companies as shall be approved by Lender, and in any event in amounts sufficient to prevent the insured from becoming a "co-insurer" thereunder, the originals of such policies together with appropriate endorsements thereto, evidence of payment of premiums thereon and written agreement by the insurer or insurers therein to give Lender ten (10) days prior written notice of any intention to cancel.

                  ii. Flood Insurance - Flood insurance in the full replacement cost of the Improvements if the Premises are within the 100 Year Flood Plain.

                  iii. Public Liability Insurance - Comprehensive General Public Liability Insurance covering the legal liability of Borrower against claims for bodily injury, death or property damage occurring on, in or about the Premises in minimal amounts of $1,000,000.00/$5,000,000.00/$1,000,000.00, or other amounts as reasonably approved by Lender.

                  iv. Business Interruption Insurance - Insuring against a total or partial suspension of Borrower's business, in an amount sufficient to pay for a full-year's period, (a) all sums due pursuant to the Note, (b) all real estate taxes and special assessments and utility charges, and (c) the premiums for all insurance required to be maintained pursuant to the Mortgage.

                  v. Broad Form Boiler and Machinery Insurance - If there are pressure fired vessels within the Premises, insurance on all equipment and objects customarily covered by such insurance and providing for full repair and replacement cost coverage.

                  vi. Earthquake Insurance - In an amount not less than the full replacement cost of the Improvements plus the cost of removing debris.

                  vii. Liquor Liability Insurance -- (If applicable) In amounts satisfactory to Lender.

                  viii. Worker's Compensation Insurance - Statutory worker's compensation coverage in the required amounts.

                  ix. Maintain such other insurance as may be required by Lender or any Governmental Authorities.

         Borrower shall deliver to Lender a certificate from an insurance broker retained by Borrower and reasonably acceptable to Lender certifying that the insurance policies presently in force with respect to Borrower and the Premises satisfy the requirements above and certifying as to such other matters and pertaining to such policies as Lender may reasonably request. The Certificate must list the policy numbers, limits and deductible and must state that the policies may not be canceled without ten (10) days prior written notice to Lender by such insurer.

         (d)      Governmental Requirements. The Borrower shall have furnished
                  -------------------------
         to the Lender (i) evidence of compliance with all applicable satisfactory zoning and subdivision requirements with respect to the Land for the Improvements; and (ii) evidence that all necessary certificates, authorizations, permits (including storm water discharge permits), licenses and approvals for the use and operation of the Improvements as of the Closing Date, including without limitation those required under any applicable Governmental Requirement, have been obtained.

         (e)      Survey. Lender shall have received the most current boundary
                  ------
         survey for the Land showing the location of all Improvements, encroachments, easements, setback lines, and relation of the Land to rights-of-way and a site plan. Said survey shall include:

                  i.    A legal description of the subject property.

                  ii.   A statement in the form of Exhibit "C" certified by the
                                                   -----------
                  registered surveyor.

                  iii. Identification of all parking and paved areas, including the number of vehicles that may be parked.

         (f)      Opinion of Borrower's and Guarantor's Counsel. Lender shall
                  ---------------------------------------------
         have received an opinion of an attorney acceptable to Lender that states the following:

                  i. Borrower is a limited liability company, validly existing under the laws of the State of Georgia, having qualified to do business in the Commonwealth of Kentucky with full power and authority to consummate and perform the transactions and execute the Loan Documents;

                  ii. Guarantor is a real estate investment trust corporation, validly existing under the laws of the State of Georgia, with full power and authority to consummate and perform the transactions and execute the Loan Documents and the Guaranty;

                  iii. The Loan Documents have been executed and delivered by the Borrower and the Guarantor and constitute the valid and binding obligations of Borrower and the Guarantor enforceable in accordance with their respective terms;

                  iv. Counsel has no knowledge of threatened or pending litigation against Borrower, Guarantor or the Premises whereby the potential liability may exceed $25,000.00;

                  v. To the best of counsel's knowledge after reasonable inquiry, all certificates, permits, licenses and other authorizations of governmental bodies or authorities (specifying same) which are necessary to permit the construction, use and occupancy of the Improvements of the Premises have been obtained and are in full force and effect; and

                  vi.   Such other matters as Lender may reasonably require.

         (g)      Financial Statements. Lender shall have received the
                  --------------------
         Borrower's Financial Statements and the Guarantor's Financial Statements, executed thereby current as of the time of application. In the event of any adverse change in financial condition, Lender may terminate this Agreement forthwith and without prior notice. "Adverse change in financial condition" shall mean a decrease of twenty percent (20%) or more in the aggregate net worth as stated on the financial statements furnished Lender prior to the Closing Date, or the insolvency or bankruptcy of Borrower or Guarantor, or their failure to meet current, material liabilities as they come due.

         (h)      Appraisals. Lender shall have received: (i) an appraisal of
                  ----------
         the Premises prepared by an appraiser holding an M.A.I. designation or better who has been approved by Lender, and (ii) an appraisal of the furniture, fixtures and equipment, both of which shall be in form and substance satisfactory to the Lender.

         (i)      Limited Liability Documents of Borrower. Lender shall have
                  ---------------------------------------
         received a copy of:

                  i. Articles of Organization for Borrower and any amendments thereto;

                  ii.   Operating Agreement of the Borrower;

                  iii. Certificates of Existence from the Secretary of State of Georgia and the Secretary of State of Kentucky with respect to the Borrower as of a current date;

                  iv. Resolutions of all of the members of the Borrower authorizing this transaction.

         (j)      Corporate Documents of Guarantor. Lender shall have received
                  --------------------------------
         a copy of:

                  i. Articles of Incorporation for Guarantor and any amendments thereto;

                  ii.   By-Laws of the Guarantor;

                  iii. Certificate of Existence from the Secretary of State of Georgia with respect to the Guarantor as of a current date;

                  iv. Resolutions of the board of directors of the Guarantor authorizing this transaction; and

                  v. Incumbency Certificate as to officers and directors of Guarantor.

         (k)      Loan Documents. The documents described in Section 4.1 shall
                  --------------
         have been executed and delivered to Lender.

         (l)      Utilities. Borrower shall have furnished to the Lender
                  ---------
         evidence satisfactory to the Lender and counsel for the Lender of the availability of all utilities necessary for Borrower's use of the Premises.

         (m)      Contracts. Borrower shall have furnished to Lender copies of
                  ---------
         any and all Contracts affecting the Premises, which shall be in form and substance satisfactory to Lender. Borrower shall have furnished to Lender agreements from such parties to Contracts as Lender shall specify providing for the Lender's direct rights in regard to reports, cure of defaults, and other matters.

         (n)      Environmental Report. Borrower shall have furnished to Lender
                  --------------------
         (i) an environmental site assessment performed by an engineer acceptable to Lender showing the Premises to be free of "Hazardous Substances" (as defined in the Mortgage) and describing whether existing asbestos, if any, conforms to Governmental Requirements, and
         (ii) evidence that the Premises is not located within a "wetland" as defined by applicable Governmental Requirements.

         (o)      Commitment Fee. In consideration of Lender's undertaking to
                  --------------
         make the Loan to Borrower, Borrower agrees to pay Lender a non-refundable Commitment Fee in the amount of $50,000.00. Borrower has heretofore paid Lender $10,000.00 and the balance of $40,000.00 shall be paid at Closing.

         (p)      Cross-Easements, Access to Premises, Parking. Borrower shall
                  --------------------------------------------
         have furnished to Lender evidence satisfactory to Lender that adequate access, ingress, egress, and parking for the Premises, including all existing cross-easements relating thereto, are available to the Premises as of the date hereof, all of which shall be in form and substance satisfactory to Lender.

         (q)      Uniform Commercial Code Search. Borrower shall have furnished
                  ------------------------------
         to Lender a Uniform Commercial Code search, acceptable to Lender in its sole discretion, which shall have attached thereto copies of all instruments shown therein.

         (r)      Certificate of Architect or Engineer. Borrower shall have
                  ------------------------------------
         furnished to Lender a Certificate by an architect or engineer acceptable to Lender that the structure is sound, the mechanical plant is in good working order and the Improvements have been satisfactorily maintained and detailing information as to the functional life of the roof, HVAC, parking lot and major structural components and that the Improvements are directly connected to abutting public water, sewer, gas and electrical pipes or connections.

         (s)      Evidence of Premises Being Licensed. If applicable, Borrower
                  -----------------------------------
         shall have furnished to Lender a certificate evidencing that the Premises is fully licensed by all appropriate jurisdictions for the service of liquor and food.

         (t)      License Agreements. Borrower shall have furnished to Lender
                  ------------------
         copies of the fully effective License Agreements allowing for the operation of the Premises under the trade name of "BestWestern/Signature Inn".

         (u)      Comfort Letters. Lender shall have received comfort letters
                  ---------------
         executed by each of the Licensors stating that their respective License Agreements are assumable, at Lender's option, by Lender or a transferee or designee in the event of foreclosure of the Premises. Lender understands and agrees that the assumption of the franchises is subject to the terms of the respective License Agreements and the respective policies of the Licensors. Lender shall have the full right of approval with respect to the terms and conditions of the License Agreements and, in addition, Lender may require such additional documents to assure that the Premises is in good standing with the Licensors.

         (v)      Hotel Lease and Tenant Agreement. Borrower shall have
                  --------------------------------
         furnished to Lender an executed copy of the Hotel Lease and any and all amendments thereto, along with an executed Tenant Agreement, in the form of Exhibit "F" attached hereto.
                     -----------

         (w)      Compliance with Regulations relating to Individuals with
                  --------------------------------------------------------
         Disabilities. Borrower shall have furnished to Lender a certificate of
         ------------
         the Borrower's Manager, stating to the best of his knowledge and belief that the Improvements as designed comply with all requirements of the Americans with Disabilities

         Act and regulations promulgated pursuant thereto, in the form of Exhibit "D" attached hereto and made a part hereof.
         ----------

         (x)      Leases and Tenant Agreements. Lender shall have been
                  ----------------------------
         furnished with copies of any and all Leases affecting the Premises, along with executed Tenant Agreements, in the form of Exhibit "F"
                                                               -----------
         attached hereto.

         (y)      Hazardous Substance Indemnity Agreement. Lender shall have
                  ---------------------------------------
         received the Hazardous Substance Indemnity Agreement executed by the Borrower and the Guarantor in the form of Exhibit "E" attached hereto.

         (z)      Fixtures, Furniture and Equipment. Borrower shall have
                  ---------------------------------
         furnished Lender with a detailed list of all fixtures, machinery, equipment, appliances, systems, furnishings, furniture, other chattels, and other property attached to, placed up, or used in the operation of the Premises ("FF&E"), other than property of tenants. Alternatively, Borrower may provide Lender a copy of Borrower's depreciation schedule.

         (aa)     Execution of Loan Support Documents by Tenant. Borrower shall
                  ---------------------------------------------
         cause the Tenant to execute and deliver to the Lender such documents as Lender may reasonably require including, but not limited to certificate's of insurance, indemnification agreements and resolutions.

         (bb)     Subordinate Mortgage. Borrower shall cause the mortgagee of
                  --------------------
         the Subordinate Mortgage to execute and deliver to Lender in recordable form the Subordination Agreement in the form of Exhibit "G"
                                                                    -----------
         attached hereto and made a part hereof.

         (cc)     Recordation of Loan Documents. Satisfactory evidence that the
                  -----------------------------
         Mortgage and any other recordable Loan Documents have been recorded in the office of the Clerk of Jefferson County, Kentucky, and that all Financing Statements have been filed in the appropriate places, and that all other actions reasonably required by the Lender and its counsel to perfect the liens and security interests granted to and in favor of the Lender in any Collateral pursuant to the Loan Documents have been taken.

         (dd)     Other Documents. Borrower and Guarantor shall deliver to
                  ---------------
         Lender such other documents and instruments as Lender may request to insure the binding effect in accordance with the terms thereof of any of the Loan Documents, or to effect the intent of this Agreement and establish the security for the benefit of Lender contemplated by it, including, but not limited to, financing statements, security agreements and/or additional mortgages as Lender may reasonable request; in addition, Borrower and Guarantor shall, promptly upon Lender's request, execute any such security instruments, extension agreements, affidavits or certificates covering property of any kind whatsoever as is or may be essential to the operation of the Premises, or such documents as Lender deems necessary to perfect, preserve, continue or maintain its Mortgage or security interests in and to the Collateral.

                                    ARTICLE 6
                                    ---------
                          DISBURSEMENT OF LOAN PROCEEDS
                          -----------------------------

         6.1      Disbursement Procedures. Borrower shall only be entitled to
                  -----------------------
obtain an initial Loan Advance on the Closing Date in the amount of $2,453,241.16. The initial Loan Advance shall be deposited in Borrower's checking account at Lender. All requirements identified in Section 5.1 must be satisfied prior to the disbursement of the initial Loan Advance.

         6.2      Letter of Credit Holdback. Notwithstanding any provision
                  -------------------------
herein to the contrary, Borrower agrees that the Letter of Credit Holdback shall be held and disbursed by the Lender to the Beneficiary of the Letter of Credit on or before the Letter of Credit Expiration Date. Borrower acknowledges that the sole purpose of the Letter of Credit Holdback is to fund draws under
         ----
the Letter of Credit unless an Event of Default or Conditional Default occurs under any of the Loan Documents, and as more specifically set forth in Section
6.3 hereof. Consequently, Borrower shall have no right to request an advance from the Letter of Credit Holdback and Lender shall have no obligation to advance any portion of the Letter of Credit Holdback to the Borrower subject to
Section 6.3 hereof.

         6.3      Advances from the Letter of Credit Holdback to Cure Defaults;
                  -------------------------------------------------------------
Etc.  Notwithstanding the foregoing provisions of this Article 6, the Lender
----
may at any time or from time to time, make Advances from the Letter of Credit Holdback (i) to satisfy any condition hereof or to cure any Event of Default or Conditional Default, (ii) to pay interest on the Loan, and (iii) to pay reasonably fees and expenses of counsel for the Lender. Any Advance made pursuant to this Agreement shall be evidenced by the Note and secured by the Mortgage and the other Loan Documents as fully as if made to the Borrower.

                                    ARTICLE 7
                                    ---------
                              AFFIRMATIVE COVENANTS
                              ---------------------

         The Borrower and the Guarantor covenant that until payment in full of the Note and interest thereon and performance of all of the Borrower's other obligations under the Loan Documents, unless otherwise consented to in writing by the Lender as follows:

         7.1      Notices.  The Borrower and the Guarantor will promptly give
                  -------
         the Lender written notice of:

         (a) any Event of Default or Conditional Default, together with a written statement of the action being taken by the Borrower to remedy the same; and

         (b) all litigation proceedings before any court or Governmental Authorities affecting the Borrower, the Guarantor or the Premises except litigation or proceedings, which, if adversely determined, would not have a material adverse effect on the financial condition or operations of the Borrower, the Guarantor or Borrower's ability to perform any of its obligations under the Loan Documents.

         (c) all notices of default or termination received or given by Borrower (or its agent, Tenant or representatives) under the License Agreements, Hotel Lease or any permit or license issued to Borrower with respect to the Premises

         7.2      Compliance with Laws. Borrower will comply promptly with, and
                  --------------------
conform to and obey in all material respects, all present and future laws, ordinances, rules and regulations and requirements of all Governmental Authorities.

         7.3      Further Assurances. The Borrower will execute, acknowledge
                  ------------------
when appropriate, and deliver from time to time at the request of the Lender such instruments and documents as in the opinion of the Lender are necessary or desirable to confirm the Note and the other Loan Documents and to carry out the intent and purpose of this Agreement.

         7.4      Failure to Perform. If the Borrower neglects or refuses to
                  ------------------
pay the costs, premiums, liabilities or other charges with respect to, or otherwise fails to perform, its covenants hereunder, the Lender may do so, add the cost thereof to the indebtedness evidenced hereby and by the Note, and collect the same from the Borrower on demand with interest thereon at the Default Rate until paid.

         7.5      Loan Costs. Borrower shall pay upon demand all Loan Costs and
                  ----------
all expenses of the Loan and the Closing. Borrower shall pay all accrued Loan Costs on or prior to the Closing Date and Loan Costs accruing thereafter upon demand at such subsequent times as Lender may determine in its sole discretion. Lender may require the payment of such Loan Costs as a condition to any Advance of the Loan.

         7.6      Insurance.  Borrower will maintain throughout the term of the
                  ---------
Loan the insurance specified in Section 5.1 (c) as applicable.

         7.7      Broker's Claims. Borrower hereby agrees to indemnify Lender
                  ---------------
from any claims of brokers claiming to represent Borrower arising by reason of the execution hereof or the consummation of the transactions contemplated hereby or from the execution of or consummation of any Leases and from expenses incurred by Lenders in connection with any such claims (including, without limitation, reasonable attorneys' fees and expenses).

         7.8      Information. Borrower will transmit to Lender, immediately
                  -----------
upon receipt thereof, any material communication affecting Lender's security and will promptly respond fully to any inquiry of Lender made with respect thereto. Borrower and Guarantor will notify Lender promptly of the institution of any proceedings at law or in equity against Borrower or Guarantor or any action of Governmental Authorities materially affecting or threatening Borrower or the Premises or the renovation or operation thereof, including, but not limited to, any proceedings to assert or to enforce tax, mechanics', materialmen's or other involuntary liens. Borrower and Guarantor will furnish Lender such financial information with respect to any prospective buyer of any part of the Premises as Lender may reasonably request and a copy of any sales contracts, leases or other agreements proposed to be entered into for sale or lease of any part of the Premises, and Borrower will deliver to Lender an executed copy of any sales contract or lease within ten (10) days after the execution thereof. Borrower will furnish Lender such other documents as Lender may reasonable require, as evidence of Borrower's diligence in seeking to sell or lease portions or parcels of the Premises.

         7.9      Books and Records. The Borrower shall keep accurate, complete
                  -----------------
and detailed books and records, including without limitation, books of account, tax records, guest records, front office records and other records (collectively referred to as the "Books and Records") in which shall be entered fully and adequately every transaction with respect to the operation of the Motel, all substantially in accordance with generally accepted accounting principles. All of the Books and Records shall be kept at the Motel unless otherwise approved in writing by Lender.

         7.10     Maintenance of Premises. Borrower or in the alternative
                  -----------------------
Borrower shall cause the Tenant to maintain the Premises in good repair and safe condition. Borrower or in the alternative Borrower shall cause the Tenant not permit any "hazardous substance" or "toxic substance" as defined in any applicable federal, state or local environmental law to be discharged or stored upon the Premises.

         7.11     Zoning. Borrower will not, without Lender's prior written
                  ------
consent, initiate, approve, participate or acquiesce in any change in or modification to the zoning in effect for the Premises or any portion thereof. Borrower will promptly notify Lender of any anticipated or proposed change in the zoning for the Premises or any portion thereof or any other property with respect to which a change in zoning would affect the zoning or Borrower's use and enjoyment of the Premises, or any part thereof, promptly upon Borrower's learning of any such anticipated or proposed change. Lender shall have the right to participate in any and all proceedings, judicial, administrative or otherwise, with respect to or which in any way affect the Premises, including, without limitation, proceedings concerning environmental matters; provided that in so doing, Lender shall proceed at its own expense and, in the absence of an Event of Default, shall defer to Borrower as the "lead" party in such proceedings.

         7.12     Transactions with Affiliates. Borrower agrees that it will
                  ----------------------------
not, without the prior written consent of Lender, enter into or be a party to any transaction with any of Borrower's Affiliates except in the ordinary course of business and upon fair and reasonable terms comparable to these which would be characteristic of an arms length agreement with an unrelated party.

         7.13     Inspection/Evaluation Reports. Borrower agrees that it will
                  -----------------------------
deliver to Lender copies of all inspection/evaluation reports of the Licensors within ten (10) days of Borrower's receipt of same, reflecting Borrower's composite rating assigned by each of the Licensors.

         7.14     Partnership Tax Treatment.  Borrower shall take all action to
                  -------------------------
obtain and maintain its partnership treatment for federal and state purposes in accordance with all Governmental Requirements.

                                    ARTICLE 8
                                    ---------
                               NEGATIVE COVENANTS
                               ------------------

         The Borrower covenants that until payment in full of the Note and interest thereon and performance of all of the Borrower's other obligations under the Loan Documents, unless otherwise consented to in writing by the Lender as follows:

         8.1      Conveyance of Borrower's Assets.  Borrower shall not
                  -------------------------------
transfer, convey or assign any of its assets other than in the ordinary course of business.

         8.2      Distributions. Borrower shall not declare or make any
                  -------------
distributions of cash or make any distributions of Borrower's property or assets to make any loans, advances and/or extensions of credit or investments with, any of Borrower's members during an Event of Default.

         8.3      Capital Improvements. Borrower shall not make any capital
                  --------------------
improvements during any twelve-month period on the Premises which improvements cost in excess of 10% of the face amount of the Note, without the prior written approval of Lender.

         8.4      Sale or Transfer of Premises. Borrower shall not sell or
                  ----------------------------
transfer, whether voluntarily, involuntarily or by operation of law, title to any part of, or any legal or equitable interest or full possessory right in, the Premises. Notwithstanding the language of this Section 8.4, a taking by Governmental Authorities under the power of eminent domain of any part of the Premises shall not constitute a violation of this Section.

         8.5      Further Encumbrances. Borrower shall not grant or permit to
                  --------------------
be filed against the Premises any mortgage, charge, encumbrance or lien of any nature whatsoever, except the lien of ad valorem property taxes not then due and payable and the Subordinate Mortgage.

         8.6      Creation of Easements. Borrower shall not grant or create any
                  ---------------------
easement, license, right of way, condition or covenant with respect to any portion of, or interest in, the Premises.

         8.7      Leases. Borrower shall not enter into any Lease covering any
                  ------
portion of the Premises without the prior written approval of the Lender, which approval shall not be unreasonably withheld. The Lender shall give written notice of such approval within seven (7) business days of the Lender's receipt of any such Lease. If the Lender does not give such notice within said seven
(7) day period, then such Lease shall be deemed approved. Such approval may be conditioned upon Lender's receipt from any new tenant of a Subordination, Non-Disturbance and Attornment Agreement, all in form and substance satisfactory to Lender.

         8.8      Restrictions of Members.  Borrower understands and agrees
                  -----------------------
that the members of Borrower may not withdraw as a member of Borrower or obtain any withdrawal distribution.

         8.9      Encumbrances Regarding Members.  Borrower shall not permit or
                  ------------------------------
allow its members to transfer, pledge, mortgage or otherwise assign their ownership interests in Borrower, or change the legal status of Borrower or dissolve.

         8.10     Amendment. Borrower shall not amend its Articles of
                  ---------
Organization or Operating Agreement to restrict the activities in which it may engage or to affect the agreements and authorizations contained herein.

         8.11     FF&E. Borrower shall not permit any of the FF&E or inventory
                  ----
to be removed at any time from the Premises unless the removed item is consumed or sold in the usual and customary course of business, removed temporarily for maintenance and repair, or if removed permanently, replaced by an article of an equivalent suitability and not materially less value, owned by Borrower free and clear of any lien or encumbrance accept the liens of the Lender.

         8.12     Change of Manager/Tenant.   Borrower acknowledges and confirms
                  ------------------------
                                                     that the Premises is
                                                     currently operating under
                                                     the License Agreements and
                                                     is managed and operated by
                                                     the Tenant pursuant to the
                                                     Hotel Lease by and between
                                                     the Borrower, others, and
                                                     the Tenant, as amended and
                                                     supplemented.  Borrower
                                                     shall not have any right,
                                                     and shall not pay to
                                                     itself any management fees
                                                     in connection therewith.
                                                     Not withstanding the
                                                     foregoing, Lender agrees
                                                     that Borrower shall have
                                                     the right,
                                                     during the term of this
                                                     Loan, to substitute
                                                     another franchise or
                                                     manager/Tenant provided
                                                     that: (i) the franchise
                                                     and or manager/Tenant
                                                     shall have been approved
                                                     in writing by Lender in
                                                     advance (which approval
                                                     may be with held by Lender
                                                     in its sole discretion),
                                                     and (ii) such franchise
                                                     and /or manager /Tenant
                                                     arrangement shall be
                                                     solely pursuant to a
                                                     written agreement approved
                                                     by Lender in advance of
                                                     its execution.

                                    ARTICLE 9
                                    ---------
                              DEFAULTS AND REMEDIES
                              ---------------------

         9.1      Defaults. Any obligation of Lender hereunder shall terminate
                  --------
without further notice or demand, at Lender's option, upon the occurrence of any of the following which shall hereafter be referred to as "Events of Default":

         (a) Failure by Borrower to make any payment due under this Agreement or the other Loan Documents within fifteen (15) days of the date when it is due.

         (b) Absent a specific grace or curative period to the contrary, failure in the due, prompt and complete observance or performance of any material condition, covenant or obligation of Borrower or Guarantor set forth in any Loan Document for a period of thirty (30) days after Lender's giving of written notice to Borrower or Guarantor of the occurrence of such default.

         (c) Any default (after expiration of applicable grace period) by Borrower or Guarantor under any agreement or any instrument delivered in connection therewith relating to the Loan.

         (d) Any representation or warranty or omission by Borrower or Guarantor to Lender concerning Borrower or Guarantor shall be false or misleading in any material respect; or any omission, representation or warranty with respect to the Premises, or any omission, warranty or representation of Borrower or Guarantor contained herein or otherwise proves to be false or misleading in any material respect.

         (e) The making of any order or entry of any decree in a court of competent jurisdiction enjoining or prohibiting Borrower or Lender or either of them from performing their covenants, obligations or conditions contained herein and such proceedings are not discontinued or such order or decree is not vacated within sixty (60) days after the making or granting thereof.

         (f) If Borrower neglects, fails or refuses to keep in force and effect any permit or approval with respect to the operation of the Premises, which permit or approval is necessary to operate the Premises in compliance with applicable law, or any policy or policies of insurance or title insurance or any undertakings required hereunder.

         (g) If (i) the Borrower files a petition with a United States Bankruptcy Court seeking relief under any Chapter of the United States Bankruptcy Code; or (ii) a case is commenced upon the filing of a petition against the Borrower in a United States Bankruptcy Court seeking relief under any Chapter of the United States Bankruptcy Code unless either the petition is withdrawn or the proceeding dismissed within sixty (60) days after the date of the commencement of the proceeding or an order is entered by the Bankruptcy Court granting Lender adequate protection (within the meaning of 11 U.S.C. Sections 361 and 362) to the Lender to the full extent of the Loan; or (iii) the Borrower's interest in the Land and Improvements is sold under attachment, execution or similar legal process; or (iv) a court of competent jurisdiction orders the appointment of a Trustee, receiver or liquidator of the Premises or of any part thereof or of or for the Borrower and such order or appointment shall not have been removed or resolved within sixty (60) days of such order; or (v) Borrower makes a general assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due, or Borrower files a petition seeking any composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or if Borrower files an answer admitting or not contesting the material allegations of any petition against it in any such proceeding, or if Borrower seeks or consents to or acquiesces in the appointment of any Trustee, receiver or liquidator of Borrower or its property; or (vi) the Borrower makes any assignment for the benefit of its creditors.

         (8) If an event enumerated in subparagraph (g) above shall happen to the Guarantor.

         (i) If (1) the Hotel Lease or any of the License Agreements are terminated, revoked or in any manner rendered invalid for any reason without the prior written consent of Lender and no comparable or superior substitute agreement or other arrangement acceptable to Lender in its sole discretion is in place or (2) any event shall occur which gives the right to terminate and/or revoke any of the License Agreements or the Hotel Lease to the counter party and the counter party has given notice of its election to terminate.

         (j) If Lender at any time and for any reason believes in good faith that the prospect of payment of the Loan or any part thereof is materially impaired.

         (k) If a final judgment or judgments for the payment of money in excess of the sum of Twenty-Five Thousand Dollars ($25,000.00) in the aggregate shall be rendered against Borrower or Guarantor and such judgment or judgments shall remain unsatisfied and in effect and shall not have been discharged by the last to occur of: (i) the expiration of thirty (30) consecutive days after the entry thereof, if execution thereon shall not have been stayed pending appeal, or (ii) if so stayed, thirty (30) days after the expiration of such stay.

         (l) If there is a default in any of the terms, covenants and conditions contained in any mortgage constituting a lien upon the Premises (whether same be prior, subordinate or of equal dignity hereto or herewith) or should proceedings be instituted for the foreclosure or collection of any mortgage, judgment or lien prior or subordinate or of equal dignity to or with the lien of the Mortgage affecting the Premises.

         (m) If any inspection/evaluation report of either of the Licensors with respect to the Premises is not satisfactory to the Lender.

         9.2      Remedies. If any of the Events of Default set forth in the
                  --------
preceding paragraph shall occur, Lender, in addition to any other rights of Lender hereunder, may, at its option, without prior notice or demand:

         (a) Declare the entire unpaid principal balance and all accrued but unpaid interest under the Note immediately due and payable, whereupon the Loan and Note shall be due and payable. Provided, however, that Lender may make (but shall not be obligated to make) any Advances on the Premises after the happening of any one (1) or more of said Events of Default without thereby waiving the rights to demand payment in full of the Note and without liability to make any Advances; and/or

         (b) Should it so elect, take possession of the Premises or any portion thereof, but Lender shall not be liable for the protection or failure to protect the Premises or for the payments of any expenses incurred in connection therewith or for the performance or nonperformance of any other obligations of Borrower. All sums expended by Lender for all such purposes shall be deemed paid to or for the account of the Borrower and secured by the Mortgage and all other security instruments executed relative to the Loan.

         Borrower hereby constitutes Lender its attorney-in-fact, with full power of substitution, to take possession of the Premises following such default; to employ such contractors, subcontractors and agents, inspectors and watchmen as are required to protect the Premises from injury; to pay, settle or compromise all existing bills and claims which may be liens against the Land, the Improvements or any portion thereof, or which may be claims against the funds of Borrower held by Lender or any funds which may remain undisbursed under the Note or as may be necessary or desirable as Lender in its sole discretion deems necessary or proper for the protection of title to the Land, the Improvements or any portion thereof or for the protection of Lender's interest with respect thereto; and, as Lender in its sole discretion deems necessary or proper, to execute, acknowledge and deliver all instruments and documents in the name of Borrower which may be necessary or desirable to do any and every act which Borrower might do on Borrower's own behalf. This power of attorney is a power coupled with an interest and is irrevocable for the term of the Loan. Any Event of Default by Borrower under this Agreement or in any of Borrower's covenants, agreements or obligations contained herein shall constitute an Event of Default on and under the Note, the Mortgage and the other

         Loan Documents to the same extent as though the Note had by its very terms become due and payable at maturity and payment thereof had been refused, and in such event, Lender may without liability to Borrower, assert and exercise any and all rights and remedies provided for herein or in the Note, the Mortgage or otherwise as may be provided by law. Such rights and remedies may be asserted concurrently or successively from time to time (either before or after and independent of the exercise of any other right or remedy of Lender) until all obligations of Borrower and all sums due from Borrower under the Note, including interest thereon, and all other indebtedness of Borrower to Lender under this Agreement, the Mortgage and otherwise have been paid and performed in full.

         (c) Exercise any other right or remedy available under the Loan Documents or any combination thereof pursuant to law and pursuant to the terms and provisions of the Loan Documents.

                                   ARTICLE 10
                                   ----------
                             ADDITIONAL REQUIREMENTS
                             -----------------------

         10.1     Financial Statements and Other Information. Borrower and
                  ------------------------------------------
Guarantors will furnish the Lender:

         (a) within thirty (30) days after the end of each fiscal quarter-end of the Borrower, a balance sheet and related statements of income and changes in financial condition of Borrower for each fiscal quarter-end prepared in accordance with generally accepted accounting principles consistently applied which have been examined and certified by the Manager of the Borrower as true and correct, and which sets forth its financial condition, at the close of such fiscal quarter-end and the result of its business operations during such year, and reflecting all contingent liabilities as of the close of such fiscal quarter-end; and

         (b) within thirty (30) days after the end of each fiscal quarter-end during the term of the Loan, Guarantor shall furnish to Lender a balance sheet and related statements of income and changes in financial condition of Guarantor for the immediately preceding year prepared in accordance with generally accepted accounting principles consistently applied which have been examined and certified by an officer of the Guarantor as true and correct, and which sets forth its financial condition, at the close of such preceding year and the result of its business operations during such year, and reflecting all contingent liabilities as of the close of such year;

         (c) copies of the Borrower's and Guarantor's federal income tax returns (Form 1040) as soon as they are prepared; and

         (4) Such other financial information concerning them as the Lender may reasonably request from time to time.

         10.2     Subordination. Borrower (and Guarantor and Affiliates of
                  -------------
 Borrower) hereby agrees that all fees, salaries, debts and obligations of whatever type or kind of Borrower, Guarantor, any of Borrower's Affiliates and all other related or affiliated parties shall and are hereby declared to be fully subordinated to the prior repayment in full of the Note and all the other obligations under this Agreement. Upon the occurrence of any event which with the giving of notice, or the passage of time or both, would constitute an Event of Default hereunder, no payments of any kind on or with respect to such fees, salaries, dividends, debts and/or obligations have been paid in full, without the prior written consent of Lender.

                                   ARTICLE 11
                                   ----------
                                 INDEMNIFICATION
                                 ---------------

         Borrower and Guarantor, jointly and severally, shall and hereby do indemnify and hold harmless the Lender, its successors, assigns, agents and employees, from and against any and all claims, actions, suits, proceedings, costs, expenses, damages, fines, penalties and liabilities, including, without limitation, reasonable attorneys' fees and costs, arising out of, connected with or resulting from (a) the operation of the Borrower's or any Affiliate's businesses, (b) the Lender's preservation or attempted preservation of the Premises, (c) any claim by a Person, firm or corporation for any brokerage or other commission alleged to be due as a result of the transaction contemplated hereby or against any other loss or expense incurred by Lender arising out of any of the Loan Documents, (d) the actual or threatened discharge of any Hazardous Substance on or from the Premises, including any cost of removal or remedial action taken with respect to the presence of any Hazardous Substance on or emanating from the Premises, (e) any other environmental matter affecting the Premises within the jurisdiction of any governmental agency, (f) any failure of the security interests and the liens granted to the Lender pursuant to the Loan Documents to be or to remain perfected or to have the priority as contemplated herein and in the Loan Documents, and/or (g) Borrower's noncompliance with the requirements of the Americans with Disabilities Act and regulations promulgated pursuant thereto. At the

Lender's request, Borrower shall, at its own cost and expense, defend or cause to be defended any and all such actions or suits that may be brought against the Lender in connection with the Loan, and, in any event, shall satisfy, pay and discharge any and all judgments, awards, penalties, costs and fines that may be recovered against the Lender in such action, plus all attorneys' fees and costs related thereto to the extent permitted by applicable law; provided, however, that the Lender shall give Borrower (to the extent the Lender seeks indemnification from Borrower under this Article 11) written notice of any such claim, demand or suit after the Lender has received written notice thereof, and the Lender shall not settle any such claim, demand or suit, if the Lender seeks indemnification therefor from Borrower, without first giving notice to Borrower of the Lender's desire to settle and obtaining the consent of Borrower to the same, which consent Borrower hereby agrees not to unreasonably withhold. Provided, however, Borrower shall not be obligated to indemnify the Lender for its own gross negligence or willful misconduct. All obligations of Borrower under this Article 11 shall survive the payment of the Note. The indemnity obligations of this Article 11 are deemed incorporated by reference into the Note, the Mortgage and the other Loan Documents as fully as if set forth at length therein.

                                   ARTICLE 12
                                   ----------
                            MISCELLANEOUS PROVISIONS
                            ------------------------

         The following conditions and provisions shall be applicable throughout the term of this Agreement and the Loan:

         12.1     Waivers. No delay or omission of Lender in exercising any
                  -------
right, power or remedy arising from any default by Borrower or Guarantor is or shall be construed as a waiver of such default or as acquiescence therein, nor shall any single or partial exercise thereof preclude any further conditions contained herein and any such waiver shall not be deemed to have been made in pursuance of this Agreement and not in modification thereof. No waiver of any breach of any of the covenants or conditions of this Agreement shall be construed to be a waiver of or acquiescence in or consent to any proceeding or subsequent breach of the same or any other condition or covenant.

         12.2     Proceedings Satisfactory to Lender. All proceedings taken in
                  ----------------------------------
connection with the transactions provided for herein, all documents required or contemplated by this Agreement and the persons responsible for the execution and the preparation thereof, all sureties, all insurers and the form of all contracts, bonds, guaranties and policies of insurance shall be satisfactory to Lender in its sole discretion, and Lender shall have received copies of all documents which it may request in connection therewith.

         12.3     Notices. All notices hereunder shall be in writing and shall
                  -------
be personally delivered or sent by United States certified mail, postage fully paid, return receipt requested, or by overnight nationwide courier, and if the party so to be served is the Lender, address Lender at:

                  Bank of Louisville
                  500 West Broadway
                  Louisville, Kentucky 40202
                  Attention: Edward L. Shannon, Senior Vice-President cc: John Rippy, Esq., General Counsel

And if the party so to be served is the Borrower, address Borrower at:

                  Jameson Properties, LLC
                  8 Perimeter Center East, Suite 8050
                  Atlanta, Georgia 30346
                  Attention: Legal Department

And if the party so to be served is the Guarantor, address Guarantor at:

                  Jameson Inns, Inc.
                  8 Perimeter Center East, Suite 8050
                  Atlanta, Georgia 30346
                  Attention: Mr. Craig Kitchin, President/CFO

or at such other address as any of the parties may from time to time designate by written notice given as herein required. Mailed notices shall not be deemed given or served until three (3) business days after the date of mailing thereof or if delivery is by nationwide commercial courier, service of notice shall be deemed given one (1) business day after the day of delivery thereof to said courier. Rejection or refusal to accept, or inability to deliver because of changed addresses or because no notice of changed address was given, shall be deemed a receipt of such notice.

         12.4     Amendments to be in Writing. Neither this Agreement nor any
                  ---------------------------
provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         12.5     Survival of Terms and Conditions. All terms and conditions
                  --------------------------------
contained in this Agreement shall survive the Closing of the Loan and the disbursement of the loan proceeds.

         12.6     Rights of Third Parties. All conditions of the obligations of
                  -----------------------
Lender hereunder, including the obligation to make a disbursement of funds are imposed solely and exclusively for the benefit of Borrower and/or Guarantor and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms, and no other Person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any and all of which may be freely waived in whole or in part by Lender at any time if in its sole discretion it deems it desirable to do so. Borrower agrees to and shall indemnify Lender from any liability, claims or losses resulting from the disbursement of the Loan proceeds or from the condition of the Premises and whether arising during or after the terms of the Loan made by Lender to Borrower in connection therewith. This provision shall survive the repayment of such Loan and shall continue in full force and effect so long as the possibility of any such liability, claim or loss exists.

         12.7     Evidence of Satisfaction of Conditions. Any condition of this
                  --------------------------------------
Agreement which requires the submission of evidence of the existence or non-existence of a specified fact or facts implies as a condition the existence or non-existence, as the case may be, of such fact or facts and Lender shall, at all times, be free independently to establish to its satisfaction and in its absolute discretion such existence or non-existence.

         12.8     Assignment.  Borrower may not assign this Agreement or any of
                  ----------
its rights or obligations hereunder without the prior written consent of Lender.

         12.9     Participation.  Lender  may in its sole and  exclusive
                  -------------
discretion assign all or a portion of its obligations to make the Loan to other lenders.

         12.10    Negation of Partnership. Notwithstanding anything to the
                  -----------------------
contrary herein contained or implied, the Lender shall not be deemed by reason of this Agreement or by any action pursuant hereto, to be a partner of or joint venturer with Borrower, and Borrower hereby indemnifies and agrees to defend and hold the Lender harmless from any and all damages (including the payment of reasonable attorneys' fees) resulting from any judicial construction of the parties' relationship as such.

         12.11    Severability. The provisions of this Agreement are intended
                  ------------
to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

         12.12    Signs and Publicity. The Lender may, at its expense (i) erect
                  -------------------
signs on the Land in a location and manner acceptable to the Borrower and the Lender, indicating that the Lender and its participants, if any, have provided financing with respect to the Premises; and (ii) otherwise publicize its involvement in the Premises with the Borrower with respect to the Premises.

         12.13    Lender's Expenses; Rights of Lender. Borrower shall pay
                  -----------------------------------
promptly to Lender, upon demand, with interest thereon from the date of default until paid at six percent (6%) per annum over the interest rate in effect for the Loan at the time of the default, reasonable attorneys' fees and all costs and all other expenses paid or incurred by Lender in enforcing or exercising its rights or remedies created by, connected with, or provided in this Agreement or any other Loan Document. Payment thereof shall be secured by the Mortgage and other Loan Documents. If at any time Borrower fails, refuses or neglects to do any of the things therein or otherwise provided to be done by Borrower, Lender shall have the right, but not the obligation, to do same but at the cost and for the account of Borrower. The amount of any monies so expended or obligations so incurred by Lender, together with interest thereon from date of default until paid at the above rate, shall be repaid to Lender forthwith upon written demand therefor and payment shall be secured by the Mortgage and other Loan Documents.

         12.14    Time of Essence; Context. Time is hereby declared to be of the
                  ------------------------
essence in the performance of all obligations of this Agreement and of every part thereof. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and the masculine shall include the neuter and vice versa.

         12.15    Headings. The headings of the sections of this Agreement are
                  --------
inserted for convenience only and do not constitute a part of this Agreement.

         12.16    Governing  Law. This  Agreement and the Note and rights and
                  --------------
obligations of the parties hereto and thereto shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Kentucky.

         12.17    Successors and Assigns; Entire Agreement. This Agreement may
                  ----------------------------------------
not be assigned by Borrower without the prior written consent of Lender by its duly authorized officer. Subject to the foregoing restriction, this Agreement shall inure to the benefit of Lender, its successors, assigns and representatives. This Agreement constitutes the entire understanding between the parties hereto, superseding all prior written or oral understandings, and may not be modified, amended or terminated except by a written agreement signed by each of the parties hereto.
         12.18    Counterparts. This Agreement may be executed in two or more
                  ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         12.19    Conditions Subsequent. If at the time of Closing of the
                  ---------------------
transactions contemplated herein, there shall not yet have been performed any of the undertakings (including but not limited to the delivery to Lender of all opinion letters, resolutions, certificates, reports, surveys and other instruments to be provided by Borrower or others pursuant to this Agreement and the other Loan Documents as a condition of disbursing funds), Borrower and Guarantor covenant that they shall perform, as a condition subsequent, all such undertakings not later than ten (10) days from the date of this Agreement, anything to the contrary notwithstanding. Failure by Borrower or Guarantor to comply with this condition subsequent shall be cause for Lender, in its sole absolute discretion, to terminate this Agreement, whereupon the Loan shall become immediately due and payable. Lender may, in its sole and absolute discretion, withhold the disbursement of funds to Borrower pursuant to this Agreement, in whole or in part, until all such undertakings are performed to the satisfaction of Lender.

         12.20    Exhibits. Any exhibits attached hereto, and all terms and
                  --------
provisions thereof, are deemed to be a part hereof as if fully set forth herein and are deemed to be incorporated by reference herein.

         12.21    Construction of Agreement. Each of Borrower, Guarantor and
                  -------------------------
Lender has had adequate opportunity to comment upon and have input into this Agreement and the other Loan Documents, and neither this Agreement nor any of the other Loan Documents shall be construed against a party solely by reason of the fact that such party or its counsel served as the drafter of such document.

         12.22    Consents or Waivers by Lender. It is understood and agreed by
                  -----------------------------
Borrower and Guarantor that consent by Lender to a waiver of any covenant under this Agreement, if given (there being no obligation on the part of Lender to grant any such waiver), shall be upon such terms and conditions as Lender may, in its discretion, prescribe, including (but not by way of limitation) an increase in the interest rate provided for in the Note and the payment by the Borrower of any service fee of Lender. Such waiver, if given, shall not be construed as a waiver of any of the other provisions or conditions of this Agreement or any of the other Loan Documents.

         12.23    Tax and Insurance Escrows. At Lender's option, upon any Event
                  -------------------------
of Default, Borrower shall pay to Lender each month a sum equivalent to one-twelfth (1/12th) of the annual insurance premiums and the annual installments of any assessments and taxes levied against the Premises, as estimated by Lender, which amounts shall be deposited in a non-interest bearing account at Lender.

         12.24    Survival of Representations and Warranties. All
                  ---------------------------
representations and warranties of Borrower and Guarantor herein or made by Borrower and/or Guarantor in connection herewith and all covenants and agreements of Borrower herein or otherwise not fully performed on or before the date of this Agreement shall survive such date and shall continue in effect for the term of this Agreement and until all obligations of Borrower owing Lender hereunder and under the other Loan Documents have been fully paid, performed and otherwise satisfied.

         12.25    Additional Appraisal. If requested by Lender during the term
                  --------------------
of the Loan because (i) of a request from a Governmental Authority or (ii) an Event of Default exists, Borrower shall furnish to Lender an appraisal, in form and substance, and by an appraiser, satisfactory to Lender, of any or all real and personal property securing the Loan. All costs of such appraisal shall be paid by the Borrower.

         12.26    Commitment Letter. The Loan Documents have been prepared
                  -----------------
pursuant to and the Loan has been closed in accordance with the terms of that certain Commitment Letter, the provisions of which were accepted by Borrower and the Guarantor. The terms and conditions set forth in such Commitment Letter shall not merge into the provisions of the Loan Documents but shall survive the Closing of the Loan and shall remain operative until all obligations are repaid in full or performed unless specifically replaced or varied by the terms of the Loan Documents.

         12.27    No Reliance on Lender. Borrower and Guarantor acknowledge
                  ---------------------
that, independently and without reliance on Lender or any of its officers, agents, or employees, Borrower and Guarantor have made an independent analysis of the transactions contemplated by this Agreement and any other Loan Documents, and have had full opportunity to obtain and review all of the documents and other information related to the credit, and to retain and to consult with such legal and financial advisors, as Borrower has deemed appropriate to make any informed decision to execute and deliver this Agreement and the other Loan Documents.

         12.28    No Obligation to Amend or Extend. Except as otherwise
                  --------------------------------
expressly provided in the Loan Documents, Lender shall have no duty or obligation, at any time and regardless of the then current creditworthiness of Borrower or Guarantor or the value of the Collateral or any other applicable security interests held by Lender to: (a) waive any of its rights under the Loan Documents; (b) modify or amend any of the provisions of any of the Loan Documents; (c) perform any action not specifically required to be performed under the Loan Documents; (d) consider, extend, grant or negotiate any other credit or other financial accommodation for the benefit of Borrower, Guarantor or any other Person or renew, increase or extend the due date of the Obligations. No such duty or obligation shall arise out of any request for any such financial accommodation or out of any course of performance by Lender in its relationship with Borrower or Guarantor.

         12.29    No Fiduciary Obligation.
                  -----------------------
                  A. Borrower and Guarantor expressly agrees that: (a) the relationship between them created by the Loan Documents is, and shall at all times remain, solely that of debtor and creditor; and (b) for all purposes of the Loan Documents, Lender is not acting as a fiduciary to or for its benefit and is not thereby a party to any confidential, special or similar relationship with Borrower or Guarantor. Borrower and Guarantor acknowledge that the provision or delivery of financial information to Lender is for the purpose of enabling Lender to make informed decisions and that Lender's possession of financial information concerning Borrower or Guarantor, whether provided to Lender by Borrower or Guarantor or otherwise obtained by Lender, does not alter the debtor and creditor relationship of the parties in any respect.

                  B. In its capacity as creditor, Lender shall have no duty to act for the benefit of Borrower, Guarantor or any other Person. Lender shall have no duty or obligation to disclose to Borrower or Guarantor any information in the possession of Lender which has been provided to Lender by any other Person. Borrower and Guarantor acknowledge that Lender has many customers other than Borrower, and that Lender has the right to transact any banking, financial, trust, advisory or other business with any Person, including any Person engaged in any business or enterprise which is or may be competitive with any business or enterprise engaged in by Borrower or Guarantor, which right shall not be deemed restricted or limited in any way by this or any other credit relationship with Borrower or Guarantor.

                  C. Lender neither undertakes nor assumes any responsibility or duty to review, inspect, supervise, pass judgment upon, inform or advise Borrower or Guarantor of any matter in connection with any aspect or phase of its business, operations or condition, financial or otherwise. Borrower and Guarantor shall rely entirely upon their own judgment with respect to all such matters, and any review of, inspection of, supervision of, exercise of judgment upon, or supply of information or advice to Borrower or Guarantor by Lender in connection with any such matter is for the protection and benefit of Lender, and neither Borrower, Guarantor nor any other Person is entitled to rely thereon. Borrower and Guarantor expressly agree that for all purposes of the Loan Documents and any document related to this extension of credit, Lender is not a partner of or joint venturer with Borrower or Guarantor. By applying to Lender for the financial accommodations herein provided, receiving those accommodations, or using such accommodations, neither Borrower nor Guarantor is breaching any duty, obligation or standard of care owed to any third party.

         12.30    Conflict with Other Loan Documents. In the event of any
                  ----------------------------------
conflict between the terms of any other Loan Documents or this Agreement, the terms of this Agreement shall control and govern in all respects. Whenever possible, the provisions of this Agreement shall be deemed supplemental to and not in derogation of the other Loan Documents.

         12.31    Waiver of Jury Trial. IN ORDER TO AVOID DELAYS AND MINIMIZE
                  --------------------
EXPENSE, LENDER, BORROWER AND GUARANTOR EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM, DEMAND,

ACTION OR CAUSE OF ACTION ARISING OUT OF UNDER OR IN CONNECTION WITH ANY
OF THE LOAN DOCUMENTS OR ANY AMENDMENT THERETO, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY, AND THAT A COPY OF THIS AGREEMENT OR OF THIS PROVISION OF THIS AGREEMENT MAY BE FILED WITH ANY COURT AS EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         12.32    Waiver of Indirect Damages. LENDER, BORROWER AND GUARANTOR
                  --------------------------
EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO RECOVER FROM THE OTHER, IN ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER ANY OF THE LOAN DOCUMENTS, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY OF THE LOAN DOCUMENTS, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, ANY DAMAGES OTHER THAN ACTUAL DIRECT ECONOMIC DAMAGES PROXIMATELY RESULTING FROM ANY BREACH OF ANY TERM OR PROVISION OF ANY OF THE LOAN DOCUMENTS. EACH PARTY HEREBY AGREES AND ACKNOWLEDGES THAT THIS WAIVER OF DAMAGES INCLUDES, WITHOUT LIMITATION, ANY AND ALL CLAIMS FOR CONSEQUENTIAL DAMAGES INCLUDING LOSS OF PROFITS, INCIDENTAL, EXEMPLARY, AND PUNITIVE DAMAGES, AND ANY AND ALL CLAIMS FOR PERSONAL INJURY, AND THAT A COPY OF THIS AGREEMENT OR OF THIS PROVISION OF THIS AGREEMENT MAY BE FILED WITH ANY COURT AS EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO SUCH DAMAGES.

         12.33    Certification. BORROWER AND GUARANTOR HEREBY CERTIFY THAT
                  -------------
NEITHER ANY REPRESENTATIVE NOR AGENT OF LENDER NOR LENDER'S COUNSEL HAS REPRESENTED OR IMPLIED THAT THE LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS. BORROWER AND GUARANTOR ACKNOWLEDGE THAT LENDER HAS BEEN INDUCED TO ENTER INTO THE TRANSACTIONS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

         12.34    Offset. If any Conditional Default or Event of Default shall
                  ------
occur and be continuing, the Lender shall have the right then, or at any time thereafter, to set off against, and appropriate and apply toward the payment of the unpaid principal of and/or accrued and unpaid interest on the Note and the other Obligations (in such order as the Lender may select in its sole and absolute discretion) whether or not the Note and such other Obligations shall then have matured or be due and payable and whether or not the Lender has declared the Note and such other Obligations to be in default and immediately due and payable, any and all deposit balances and other sums and indebtedness and other property then held or owed by the Lender to or for the credit or account of the Borrower, and in and on all of which the Borrower hereby grants the Lender a first priority security interest in, and lien on, to secure the payment of the Note and the other Obligations, all without notice to or demand upon the Borrower or any other Person, all such notices and demands being hereby expressly waived by the Borrower.

         To indicate their understanding of and agreement to the foregoing, the parties hereto have executed this Agreement as of the day and year first above written.

                                   "BORROWER":

                                   JAMESON PROPERTIES, LLC,
                                   a Georgia limited liability company

Date:   _____________, 2001        BY:

                                        Craig R. Kitchin, President and Manager

                                   "LENDER":

                                   BANK OF LOUISVILLE,
                                   a Kentucky corporation

Date:   _____________, 2001        BY:

                                        EDWARD L. SHANNON, Senior Vice President

                                  "GUARANTOR":

                                  JAMESON INNS, INC.,
                                  a Georgia corporation

Date:   _____________, 2001       BY:

                                  ITS:

EXHIBITS
--------

Exhibit "A"       Legal Description
Exhibit "B"       Note
Exhibit "C"       Surveyor's Certificate
Exhibit "D"       Manager's Certificate RE: ADA
Exhibit "E"       Hazardous Substance Indemnity Agreement
Exhibit "F"       Form of Tenant Agreement
Exhibit "G"       Subordination Agreement
Exhibit "H"       Form of Letter of Credit

                         MORTGAGE AND SECURITY AGREEMENT
                         -------------------------------
                           (FIXTURE FILING STATEMENT)
                           --------------------------

         THIS MORTGAGE AND SECURITY AGREEMENT (FIXTURE FILING STATEMENT) (the "Mortgage") is made and entered into this ____ day of March, 2001, by and between:

         JAMESON PROPERTIES, LLC, a Georgia limited liability company, 8 Perimeter Center East, Suite 8050, Atlanta, Georgia 30346 (hereinafter called "Mortgagor");

                                     and

         BANK OF LOUISVILLE, a Kentucky corporation, 500 West Broadway, Louisville, Jefferson County, Kentucky 40202 (hereinafter called "Mortgagee").

                                    RECITALS
                                    --------

         Mortgagor is the owner in fee of the hereinafter described Mortgaged Property. Mortgagor and Mortgagee have entered into a Loan Agreement ("Loan Agreement") of even date, the terms of which together with such amendments as are from time to time agreed to by the parties are incorporated herein as if fully set forth. Pursuant to the Loan Agreement, Mortgagor has executed and delivered to Mortgagee its Promissory Note (the "Note") of even date herewith in the original principal amount of Five Million Dollars ($5,000,000.00), or so much thereof as may be advanced to or for the account of Mortgagor, bearing interest as provided therein, said principal and interest being due and payable in no event later than March 10, 2011, as more particularly described by the Note.

         NOW, THEREFORE, in consideration of the premises and for other valuable consideration, the receipt and adequacy of which is hereby acknowledged, and for the purpose of securing (i) payment of both principal of, and the interest and any other sums payable on or by reason of, the Note, and any modifications, extensions or renewals thereof, or any instrument securing payment thereof, the Loan Agreement, this Mortgage, or any of the other Loan Documents (the "Loan Documents" as defined in the Loan Agreement), (ii) any amount advanced or cost incurred by the Mortgagee for the protection of the Mortgaged Property, as hereinafter defined, or in connection with the enforcement of this Mortgage, the Loan Agreement, or any of the other Loan Documents, (iii) all other debt of Mortgagor to Mortgagee, and (iv) the performance and observance of each covenant, agreement and provision of the Mortgagor contained in this Mortgage, the Loan Agreement and the other Loan Documents (the obligations referred to in (i) through (iv) above being sometimes hereinafter referred to as the "Obligations"), Mortgagor hereby GRANTS, WARRANTS, CONVEYS, ASSIGNS AND MORTGAGES, AND GRANTS A SECURITY INTEREST UNTO
Mortgagee, its successors and assigns, in all of its right, title and interest in and to the following (hereinafter called the "Mortgaged
Property") located in Jefferson County, Kentucky;

         (a)      The real property (the "Land") described in Exhibit A;
                                                              ---------

         (b) All rents, issues, profits, royalties, income and other benefits derived from the Mortgaged Property;

         (c) All interests, estates or other claims, both in law and in equity, which Mortgagor now has or may hereafter acquire in the Mortgaged Property;

         (d) All easements, rights-of-way, licenses, privileges and appurtenances and rights used in connection therewith or as a means of access thereto, and all tenements, hereditaments and appurtenances thereof and thereto;

         (e) All right, title and interest of Mortgagor, now owned or hereafter acquired, in and to any land lying within the right-of-way of any street, open or proposed, adjoining the Land, and any and all sidewalks, alleys and strips and lands adjacent to or used in connection with the Mortgaged Property;

         (f) Any and all buildings and improvements now or hereafter erected on the Land, including, but not limited to, the fixtures, attachments, appliances, equipment, machinery and other articles attached to said buildings and improvements (the "Improvements");

         (g) All right, title and interest of Mortgagor in and to all tangible personal property described on Exhibit A-1 (the "Collateral"),
                                        -----------
together with all proceeds and products, renewals and replacements of the Collateral defined, whether now owned or hereafter acquired;

         (h) All items of furniture, machinery, equipment or other tangible personal property which are installed or located on the Mortgaged Property or in or on any improvement thereon, including any item or property which is now or hereafter becomes attached to the Mortgaged Property or any improvement thereon so as to constitute a fixture, whether now owned or hereafter acquired except personal computers and software leased from Compaq Financial; and

         (i) All the estate, interest, right, title, other claim or demand, including claims or demands with respect to the proceeds of insurance, which Mortgagor now has or may hereafter acquire in the Land, the Improvements or the Collateral, and any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the whole or any part of the Land, the Improvements or the Collateral, including without limitation any awards resulting from a change of grade of streets and awards for severance damages.

         TO HAVE AND TO HOLD unto Mortgagee, its successors and assigns.

         PROVIDED, HOWEVER, that if Mortgagor shall pay the Note according to the terms thereof, pay and satisfy all of the Obligations, and perform all of the covenants, conditions, stipulations and agreements set out in the same, or in this Mortgage, then this Mortgage shall be terminated, and Mortgagee shall, at Mortgagor's cost and request, release the same.

                                    ARTICLE I

                         GENERAL COVENANTS OF MORTGAGOR

         Mortgagor covenants and agrees with Mortgagee as follows:

         1.01     GOOD TITLE. Mortgagor warrants that it has a good and
                  ----------
marketable title to an indefeasible fee estate in the Mortgaged Property and the Improvements subject to no lien, charge or encumbrance, or exceptions except as are satisfactory to Mortgagee and listed as exceptions to title in a title policy which insures the lien of this Mortgage and which is issued by a title company or companies acceptable to Mortgagee; and that this Mortgage is and will remain a valid and enforceable lien on the Mortgaged Property and the Improvements subject only to the exceptions referred to above. Mortgagor has full power and lawful authority to mortgage the Mortgaged Property and the Improvements in the manner and form herein done or intended hereafter to be done. Mortgagor will preserve such title, and will forever warrant and defend the validity and priority of the lien hereof against the claims and demands of all persons and parties whomsoever.

         1.02     PAYMENT OF MORTGAGOR'S OBLIGATIONS AND OBSERVANCE OF
                  ----------------------------------------------------
COVENANTS.  Mortgagor shall punctually pay to Mortgagee all sums expended or
---------
advanced by Mortgagee pursuant to any provisions and performance of each and every of Mortgagor's covenants, conditions and agreements contained in this Mortgage, the Note and any other instrument or agreement evidencing, securing or otherwise pertaining to the Obligations, including, but not limited to, the Loan Agreement and the other Loan Documents.

         1.03     TAXES AND CHARGES.
                  -----------------

                  (a) Mortgagor, from time to time when the same shall become due, will pay and discharge all taxes of every kind and nature (including real and personal property taxes and income, franchise, withholding, profits and gross receipt taxes), all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges, and all other public charges whether of a like or different nature, imposed upon or assessed against it or the Mortgaged Property or any part thereof or upon the revenues, rents, issues, income and profits thereof or arising in respect to the occupancy, use or possession thereof. Mortgagor will, upon the request of Mortgagee, deliver to Mortgagee receipts evidencing the payment of all such taxes, assessments, levies, fees, rents and other public charges imposed upon or assessed against it or the Mortgaged Property and the Improvements or the revenues, rents, issues, income or profits thereof.

                  (b) Mortgagor will pay, from time to time when the same shall become due, all charges from utilities or services to the Mortgaged Property and the Improvements and all claims and demands of mechanics, materialmen, laborers, and others which, if unpaid, might result in, or permit the creation of, a lien on the Mortgaged Property, or any part thereof, or on the revenues, rents, issues, income and profits arising therefrom and in general will do or cause to be done everything necessary so that the lien hereof shall be fully preserved, at the cost of Mortgagor, without expense to Mortgagee.

                  (c) Nothing in this Section 1.03 shall require the payment or discharge of any obligation imposed upon Mortgagor by this section so long as Mortgagor shall in good faith and at its own expense contest the same or the validity thereof by appropriate legal proceeding which shall operate to prevent the collection thereof or other realization thereon and the sale or forfeiture of the Mortgaged Property or any part thereof to satisfy the same; provided that during such contest Mortgagor shall, at the option of Mortgagee, provide security satisfactory to Mortgagee, assuring the discharge of Mortgagor's obligation hereunder and of any additional charge, penalty or expense arising from or incurred as a result of such contest; and provided further, that if at any time payment of any obligation imposed upon Mortgagor by subparagraphs (a) or (b) hereof shall become necessary to prevent the delivery of a tax or other deed conveying the Mortgaged Property or any portion thereof because of nonpayment, then Mortgagor shall pay the same in sufficient time to prevent the delivery of such deed.

         1.04     INSURANCE.
                  ---------

                  (a) Mortgagor will keep in force during the term of this Mortgage such insurance as is required by the Loan Agreement and the other Loan Documents.

                  (b) Mortgagor shall give Mortgagee prompt notice of any loss covered by such insurance and Mortgagee shall have the right to join Mortgagor in adjusting any loss. All moneys received as payment for any loss under such insurance shall be paid over to Mortgagee to be applied as hereafter provided. In the event of any loss covered by such insurance, Mortgagee may elect to apply such proceeds either to the prepayment, without premium or penalty of the Note or the reimbursement of Mortgagor for expenses incurred by it in the restoration of the Improvements, or to the other Obligations of Mortgagor to Mortgagee. If the insurance proceeds are applied to the payment of the sums secured by this Mortgage, any such application of proceeds to principal shall not extend or postpone the due date of the monthly installments referred to in Section 1.02 hereof or change the amount of such installments.

                  (c) Delivery to Mortgagee of any policy of insurance or certificate required under this section or any renewal thereof shall constitute an assignment to Mortgagee of all unearned premiums thereon as further security for the payment of the Note and all other sums secured hereby. In the event of a foreclosure of this Mortgage or any acquisition of the Mortgaged Property by the Mortgagee all such policies and any proceeds payable therefrom, whether payable before or after a foreclosure sale, or during the period of redemption, if any, shall become the absolute property of the Mortgagee to be utilized at its discretion. In the event of foreclosure or the failure to obtain and keep any required insurance, the Mortgagor empowers the Mortgagee to effect the above insurance upon the Mortgaged Property at Mortgagor's expense and for the benefit of the Mortgagee in the amounts and types aforesaid for a period of time covering the time of redemption from foreclosure sale, and if necessary therefore, to cancel any and all existing insurance policies.

         1.05     USE AND REPAIRS. Except as contemplated by the Loan
                  ---------------
Agreement, Mortgagor will not commit any waste on the Mortgaged Property or the Improvements, reasonable wear and tear excepted, or without Mortgagee's prior written consent, will not make any substantial change in the use of the Mortgaged Property and will not make any alterations in same. Mortgagor will, at all times maintain the Improvements in good operating order and condition and will promptly make, from time to time, all repairs, renewals, replacements, additions and improvements in connection therewith which are needful or desirable to such end. After completion of any Improvements, they shall not be removed, demolished or substantially altered without Mortgagee's prior written consent, except where appropriate replacements which are of value at least equal to the value of the Improvements removed and which are free and clear of superior title, liens and claims, are immediately made.

         1.06     ADVANCES BY MORTGAGEE.
                  ---------------------

                  (a) If Mortgagor shall fail to perform any of the covenants contained in Sections 1.01, 1.03, 1.04 and 1.05, Mortgagee may make advances to perform the same on its behalf, and all sums so advanced shall be a lien upon the Mortgaged Property and secured by this Mortgage. Mortgagor will repay all sums so advanced on its behalf with interest at the default rate (the "Default Rate") as specified in the Note. The provisions of this Section 1.06 shall not prevent any default in the observance of any covenant contained in said Sections 1.01, 1.03, 1.04 and 1.05 from constituting an Event of Default (as hereafter defined) hereunder.

                  (b) If Mortgagee shall incur or expend any sums, including reasonable attorneys' fees permitted by law, whether in connection with any action or proceeding or not, to sustain the lien of this Mortgage or its priority, or to protect or enforce any of Mortgagee's rights hereunder, or to recover any indebtedness hereby secured, all such sums shall become immediately due and payable by Mortgagor with interest thereon at the Default Rate as specified in the Note. All such sums shall be secured by this Mortgage and be a lien on the Mortgaged Property and the Improvements prior to any right, title, interest, or claim, in, to, or upon the same attaching or accruing subsequent to the lien of this Mortgage.

         1.07     CONDEMNATION. Mortgagor will give the Mortgagee prompt notice
                  ------------
of any condemnation or eminent domain action, actual or threatened, and hereby assigns, transfers, and sets over to the Mortgagee the entire proceeds of any award or claim for damages for all or any part of the Mortgaged Property taken or damaged under the power of eminent domain or condemnation, the Mortgagee being hereby authorized to intervene in any such action and to collect and receive from the condemning authorities and give proper receipts and acquittances for such proceeds. Mortgagor will not enter into any agreement with the condemning authority permitting or consenting to the taking of the Mortgaged Property unless prior written consent of Mortgagee is first obtained. Any expenses incurred by the Mortgagee in intervening in such action or collecting such proceeds shall be reimbursed to the Mortgagee first out of the condemnation proceeds. The proceeds or any part thereof shall be applied upon or in reduction of the indebtedness secured hereby then most remotely to be paid, whether due or not, without the application of any prepayment premium, to the restoration or repair of the Mortgaged Property, or to any other obligation of Mortgagor to Mortgagee, the choice of application to be solely at the discretion of Mortgagee.

         1.08     DISBURSEMENT OF INSURANCE AND CONDEMNATION PROCEEDS. Any
                  ---------------------------------------------------
restoration or repair involving insurance or condemnation proceeds shall be completed under the supervision of an architect acceptable to Mortgagee and pursuant to plans and specifications approved by the Mortgagee. In any case where pursuant to Sections 1.04 and 1.07 hereof Mortgagee elects to apply the proceeds to repair or restoration, the proceeds shall be held by Mortgagee to defray the costs of such restoration or repair under such safeguards and controls as Mortgagee may reasonably require to assure completion in accordance with the approved plans and specifications and free of liens or claims. Mortgagor shall on demand deposit with Mortgagee any sums necessary to make up any deficits between the actual cost of the work and the proceeds, and provide such lien waivers and completion bonds as Mortgagee may reasonably require. Any surplus which may remain after payment of all costs of restoration or repair may at the option of the Mortgagee be applied on account of the indebtedness secured hereby then most remotely to be paid, whether due or not, without application of any prepayment premium or shall be returned to Mortgagor as its interest may appear, the choice of application to be solely at the discretion of Mortgagee.

         1.09     MORTGAGOR'S RECORDS. With respect to the Mortgaged Property,
                  -------------------
the Improvements and the operations thereof, Mortgagor will keep or cause to be kept proper books of record and accounts in accordance with generally accepted accounting principles consistently applied. Mortgagee shall have the right to examine the said books of record and accounts at such reasonable times and intervals as Mortgagee may elect. Mortgagor and Guarantor (as defined in the Loan Agreement) will furnish to Mortgagee such financial statements and such other documents specified in the Loan Agreement (including balance sheets and annual operating statements of income and expense of the Mortgaged Property) certified by the manager of Mortgagor and the Guarantor as to the accuracy of the statement. In addition, Mortgagor will furnish to Mortgagee such interim financial statements, as Mortgagee may request, certified by Mortgagor in such form as may be acceptable to Mortgagee.

         1.10     ACCESS TO MORTGAGED PROPERTY.  Mortgagee shall have access to
                  ----------------------------
and the right to inspect the Mortgaged Property and the Improvements at all reasonable times.

         1.11     CHANGE IN TAXATION. In the event of the passage after the
                  ------------------
date of this Mortgage of any law deducting from the value of real property for the purpose of taxation any lien thereon, or changing in any way the laws now in force for the taxation of mortgages or debts secured thereby, for state or local purposes, or the manner of the collection of any such taxes so as to affect this Mortgage or the interest of Mortgagee hereunder, then and in such event, Mortgagor shall bear and pay the full amount of such taxes, provided that if for any reason payment by Mortgagor of any such new additional taxes would be unlawful or if the payment thereof would constitute usury or render the loan or indebtedness secured hereby wholly or partially usurious under any of the terms or provisions of the Note, or this Mortgage, or otherwise, Mortgagee may, at its option, declare the Note and any other sums secured by this Mortgage with interest thereon to be immediately due and payable, or Mortgagee may, at its option, pay that amount or portion of such taxes as renders the Note or other sums secured unlawful or usurious, in which event Mortgagor shall concurrently therewith pay the remaining lawful and nonusurious portion or balance of said taxes.

         1.12     TRANSFER OF OR LIEN UPON THE MORTGAGED PROPERTY.
                  -----------------------------------------------

                  (a) The Mortgagor shall not without the prior written consent of Mortgagee:

                           (i)      transfer whether voluntarily, involuntarily
or by operation of law, title to any part of or any legal or equitable interest or full possessory right, in the Mortgaged Property; or

                           (ii)     except for the Subordinate Mortgage (as
defined in the Loan Agreement), grant or permit to be filed against the Mortgaged Property any mortgage, charge, encumbrance or lien of any nature whatsoever, except the lien of ad valorem property taxes, not then due and payable; or

                           (iii)    grant or create any easement, license,
right-of-way, condition or covenant with respect to any portion of or interest in the Mortgaged Property; or

                           (iv)     permit or allow the members of Mortgagor to
transfer, pledge, mortgage or otherwise assign their interests in Mortgagor or change the legal status of Mortgagor.

                  (b) In the event that Mortgagee's consent is requested under (a) above, then any such request shall be accompanied by a full and complete disclosure of the change so requested including all pertinent information affecting such sale, transfer or encumbrance, and Mortgagee may require reasonable consideration (including without limitation an increase in interest or payment of a fee) as a condition precedent to such approval.

                  (c)      Contest of Liens. Notwithstanding the provisions of
                           ----------------
Section 1.12(a)(ii), Mortgagor may with respect to a lien which attaches to the Mortgaged Property without its consent, contest same in good faith and at its own expense by appropriate legal proceeding provided that during such contest Mortgagor shall, at the option of Mortgagee, provide security satisfactory to Mortgagee, assuring the discharge of Mortgagor's obligation with respect to such lien and of any additional charge, penalty, or expense arising from or incurred as a result of such contest.

         1.13     ADDITIONS. All right, title and interest of Mortgagor in and
                  ---------
to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Property hereafter acquired by, or released to, Mortgagor or constructed, assembled or placed on the Mortgaged Property and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, conveyance, assignment or other act by Mortgagor, shall become subject to the lien of this Mortgage as fully and completely, and with the same effect, as though now owned by Mortgagor and specifically described in the granting clause hereof, but at any and all times Mortgagor will execute and deliver to Mortgagee any and all such further assurances, mortgages, conveyances or assignments thereof as Mortgagee may reasonably require for the purpose of expressly and specifically subjecting the same to the lien of this Mortgage.

         1.14     ADDITIONAL SECURITY DOCUMENTS. Mortgagor, from time to time,
                  -----------------------------
within 15 days after request by Mortgagee, shall execute, acknowledge and deliver to Mortgagee, such security agreements or other similar security instruments, in form and substance satisfactory to Mortgagee, covering all property of any kind whatsoever owned by Mortgagor or in which Mortgagor may have any interest which, in the sole opinion of Mortgagee, is reasonably essential to the operation of the Mortgaged Property. Mortgagor shall further, from time to time, within 15 days after request by Mortgagee, execute, acknowledge and deliver any financing statement, renewal affidavit, certificate, continuation statement or other document as Mortgagee may request in order to perfect, preserve, continue, extend or maintain this Mortgage or such security agreement or other security instrument as a first lien against the Mortgaged Property or such other property. Mortgagor further agrees to pay to Mortgagee on demand all reasonable costs and expenses incurred by Mortgagee in connection with the preparation, execution, recording, filing and refiling of any such instrument or document including the charges for examining title and the attorneys' fee for rendering an opinion as to the priority of this Mortgage and of such security agreement or other security instrument as a valid first and subsisting lien. However, neither a request so made by Mortgagee nor the failure of Mortgagee to make such a request shall be construed as a release of the Mortgaged Property, or any part thereof, from the lien of this Mortgage, it being understood and agreed that this covenant and any such security agreement or other security instrument, delivered to Mortgagee, are cumulative and given as additional security.

         1.15     ESCROW FOR TAXES AND INSURANCE. Mortgagor shall, unless
                  ------------------------------
waived in writing by Mortgagee, pay to Mortgagee at the same time the monthly installments of interest and/or principal on the Note are due, 1/12th of the annual taxes and assessments which may be levied against the Mortgaged Property and the Improvements and 1/12th of the annual premiums for the insurance required pursuant to Section 1.04 hereof, both as estimated initially and from time to time by Mortgagee, to be used for the purpose of paying such taxes thirty (30) days before the due date thereof and to pay insurance premiums when due. Any deficit shall immediately be paid to Mortgagee by Mortgagor. It shall be the responsibility of Mortgagor to furnish Mortgagee with bills in sufficient time to pay the taxes and assessments before penalty attaches and the insurance premiums before the policies lapse. Mortgagee may hold said payments in any manner it selects, may commingle such payments with any other funds, and shall have no obligation whatsoever to pay any interest or earnings to Mortgagor on such payments held by it.

         1.16     COMPLIANCE WITH LAWS AND REGULATIONS. Mortgagor covenants and
                  ------------------------------------
agrees that in the maintenance, repair, renewal, replacement, remodeling, modification, operation and management of the Mortgaged Property, Mortgagor will observe and comply with and cause to be observed and complied with all applicable, lawful and constitutional federal, state and local statutes, ordinances, regulations, orders and restrictions, reserving hereby its respective rights to contest the same, or the application of the same, so long as such contest shall not prejudice the lien of this Mortgage nor affect the amounts secured hereby.

         1.17     INDEMNIFICATION. The Mortgagor will defend, protect,
                  ---------------
indemnify and save harmless Mortgagee from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses except as may be limited by law or judicial order or decision entered in any action brought to recover monies under this Section) imposed upon, incurred by or asserted against Mortgagee by reason of (a) Mortgagor's ownership of any interest in the Mortgaged Property or any part thereof, (b) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Mortgaged Property or any part thereof or the adjoining sidewalks, curbs, vaults and vault space, if any, streets or ways, (c) any use, disuse or condition of the Mortgaged Property or any part thereof, or the adjoining sidewalks, curbs, vaults and vault space, if any, streets or ways, (d) any failure on the part of the Mortgagor to perform or comply with any of the terms hereof, (e) any necessity to defend any of the rights, title or interests conveyed by this Mortgage or (f) the performance of any labor or services or the furnishing of any materials or other property in respect to the Mortgaged Property or any part thereof; provided, however, the indemnity herein contained shall not apply to the gross negligence or intentional wrongful acts or omissions of Mortgagee, its agents and employees. In case any action, suit or proceeding is brought against Mortgagee for any such reason, the Mortgagor, upon the request of the Mortgagee, will at the Mortgagor's expense, cause such action, suit or proceeding to be resisted and defended by independent counsel. Any amounts payable to Mortgagee under this Section which are not paid within ten (10) days after written demand therefor shall bear interest at the Default Rate as specified in the Note from the date of such demand, and such amounts, together with such interest, shall be indebtedness secured by this Mortgage. The covenants, representations, warranties and indemnities under this Section and Section 1.18 shall be deemed continuing covenants, representations, warranties and indemnities running with the land for the benefit of Mortgagee and any successors and assigns of the Mortgagee, including any purchaser at a mortgage foreclosure sale, any transferee of the title of the Mortgagee or any subsequent purchaser at a foreclosure sale, and any subsequent owner of the Mortgaged Property claiming through or under the title of the Mortgagee and shall survive any foreclosure of this Mortgage or the satisfaction of the Obligations secured hereby. The obligations of the Mortgagor under this Section for liability arising from events occurring prior to defeasance of this Mortgage shall survive any such defeasance. The indemnification rights of Mortgagee hereunder shall also extend to any participant of Mortgagee.

         1.18     HAZARDOUS SUBSTANCES:
                  --------------------

                  (a) Mortgagor hereby represents that neither the Mortgagor nor any other person within Mortgagor's knowledge, (i) has ever caused or permitted any Hazardous Substances

(hereinafter defined) to be placed, held, located or disposed of on, under or at the Mortgaged Property or any part thereof except in accordance with all governmental regulations and (ii) that neither the Mortgaged Property nor any part thereof has ever been used (whether by the Mortgagor or by any other person) as a dump site or storage site (whether permanent or temporary) for any Hazardous Substances.

                  (b) Mortgagor warrants and represents that (i) Mortgagor will not violate, in connection with the use, ownership, maintenance or operation of the Mortgaged Property and the conduct of the business related thereto, any applicable federal, state, county or local statutes, laws, regulations, rules, ordinances, codes, standards, orders, licenses and permits relating to Hazardous Substances; and (ii) Mortgagor, its agents, employees and independent contractors will operate the Mortgaged Property and will receive, handle, use, store, treat, transport and dispose of all Hazardous Substances in strict compliance with all applicable environmental, health or safety statutes, ordinances, rules, standards, regulations or requirements.

                  (c) Mortgagor and Guarantor, jointly and severally, agree to indemnify the Mortgagee and hold the Mortgagee harmless from and against any and all losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees, claims for damage to the environment, claims for owed penalties, costs of any settlement, judgment or claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against, the Mortgagee by any person, entity or governmental agency for, with respect to, or as a direct or indirect result of, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or release from, the Mortgaged Property of any Hazardous Substance (including, without limitation, any losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees, costs of any settlement, judgment or claims asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act, and any so called federal, state or local "Superfund" or "Superlien" law, statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability, including strict liability, substances or standards of conduct concerning any Hazardous Substance), regardless of whether or not caused by, or within the control of, Mortgagor. The covenants, representations, warranties and indemnities under this section shall be deemed continuing covenants, representations, warranties and indemnities for the benefit of Mortgagee and any successors or assigns of the Mortgagee, including any purchaser of Mortgagee's collateral at a mortgage foreclosure sale, any transferee of the title of the Mortgagee and any subsequent owner of the Mortgaged Property claiming through or under the title of Mortgagee, and shall survive any enforcement of Mortgagee's rights against collateral securing payment of the Note or the satisfaction of the obligations evidenced by the Note. The indemnification rights of Mortgagee hereunder shall also extend to any participant of Mortgagee.

                  (d) For purposes herein, the term "Hazardous Substance(s)" shall have the meaning ascribed in and shall include those substances listed under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq. and the regulations promulgated
                                  -- ---
thereunder (as amended from time to time), the Clean Air Act, 42 U.S.C. 7401 et. seq., and the regulations promulgated thereunder (as amended from time to
--  ---
time), including oil, waste oil, and used oil as those terms are defined in the Clean Water Act, 33 U.S.C. 1251 et seq. and regulations
                                 -- ---
promulgated thereunder (as amended from time to time), the Resource, Conservation and Recovery Act, 42 U.S.C. 6901 et seq. and regulations
                                               -- ---
promulgated thereunder (as amended from time to time), the Oil Pollution Act of 1990, 33 U.S.C. 2701, et. seq., and regulations promulgated thereunder (as
                       --  ---
amended from time to time) and shall include any other pollutant or contaminant designated by Congress or the United States Environmental Protection Agency ("EPA") or defined by any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect.

                  (e) If Mortgagor receives any notice of (i) the happening of any event involving the use, spill, release, leak, seepage, discharge or cleanup of any Hazardous Substance or (ii) any complaint, inspection by any governmental agency which lists any noncompliance, order, citation or notice with regard to air emissions, water discharges, or any other environmental, health or safety matter affecting Mortgagor or the Mortgaged Property (an "Environmental Complaint") from any person or entity (including without limitation the EPA), then Mortgagor shall immediately notify Mortgagee orally and in writing of said notice.

                  (f) Mortgagee shall have the right, but not the obligation and without limitation of Mortgagee's rights under this Mortgage, to enter onto the Mortgaged Property or to take such other actions as it deems necessary or advisable to cleanup, remove, resolve, or minimize the impact of, or otherwise deal with, any such Hazardous Substance or Environmental Complaint following receipt of any notice from any person or entity (including without limitation the EPA) asserting the existence of any Hazardous Substance or an Environmental Complaint pertaining to the Mortgaged Property or any part thereof which, if true, could result in an order, suit or other action against Mortgagor and/or Mortgagee which, in the sole opinion of Mortgagee, could jeopardize its security under this Mortgage. All reasonable costs and expenses incurred by Mortgagee in the exercise of any such rights shall be secured by this Mortgage and shall be payable by Mortgagor upon demand.

                  (g) Mortgagee, its agents and independent contractors, shall have the right but not the obligation and without limitation of Mortgagee's rights under this Mortgage, to enter onto the Mortgaged Property at any time, at the sole expense of the Mortgagee, to perform any of the following: (i) an environmental audit and/or an environmental risk assessment of the Mortgaged Property, Mortgagor's hazardous waste management practices and/or hazardous waste disposal sites used by the Mortgagor; or (ii) such tests (which may include drilling or other intrusive investigation) Mortgagee deems necessary or advisable, in its sole discretion.

                  (h) Mortgagee shall have the right in its reasonable discretion to require Mortgagor to periodically perform (at the Mortgagor's expense) an environmental audit and, if deemed necessary by Mortgagee, an environmental risk assessment, each of which must be satisfactory to Mortgagee, of the Mortgaged Property, hazardous waste management practices and/or hazardous waste disposal sites used by Mortgagor. Said audit and/or risk assessment must be by an environmental consultant satisfactory to Mortgagee. Should Mortgagor fail to perform said environmental audit or risk assessment within 30 days of the Mortgagee's written request,

Mortgagee shall have the right, but not the obligation, to retain an environmental consultant to perform said environmental audit or risk assessment. All costs and expenses incurred by Mortgagee in the exercise of such rights shall be secured by this Mortgage and shall be payable by Mortgagor upon demand or charged to the loan balance of Mortgagor at the discretion of Mortgagee.

         1.19  COMPLIANCE WITH DISABILITY LAWS:
               -------------------------------

                  (a) Mortgagor warrants and represents that the Mortgaged Property and its use comply fully with all applicable federal, state, county and local statutes, laws, regulations, rules, ordinances, codes, standards, guidelines, and orders, as now or at any time hereafter in effect, relating to use, enjoyment, or access to the Mortgaged Property by persons with a disability, or to discrimination of such persons ["Disabilities Law(s)"] as such terms are defined by the Disability Laws, including without limitation, the Americans with Disabilities Act of 1990, 42 U.S.C. 12101 et. seq., the
                                                              --------
Fair Housing Act of 1968, 42 U.S.C.  3601 et. seq., and the Kentucky Civil
                                          --------
Rights Act, KRS 344.010 et. seq., and any analogous Kentucky statute.
                        --------

                  (b) Mortgagor warrants and represents that Mortgagor will not violate, in connection with the use, ownership, maintenance or operation of the Mortgaged Property and the conduct of the business related thereto, any Disability Law.

                  (c) Mortgagor hereby agrees to indemnify the Mortgagee and hold the Mortgagee harmless from and against any and all losses, liabilities, damages, injuries, expenses, including the cost of alterations to the Mortgaged Property, architectural, engineering and accounting costs, reasonable attorneys' fees, claims for owed penalties, costs of any settlement or judgment and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against, the Mortgagee by any person, entity or governmental agency for, with respect to, or as a direct or indirect result of violation of Disability Laws [a "Disability Law(s) Violation"].

                  (d) If Mortgagor receives any notice of any complaint, inspection by any governmental agency which lists any noncompliance, order, citation or notice with regard to a Disability Law Violation from any person or entity (including without limitation the United States Department of Justice) then Mortgagor shall immediately notify Mortgagee orally and in writing of said notice.

                                   ARTICLE II

                         EVENTS OF DEFAULT AND REMEDIES

         2.01     EVENTS OF DEFAULT. An Event of Default under the Loan
                  -----------------
Agreement, as well as Mortgagor's default hereunder in the performance of any of the covenants and conditions contained in this Mortgage, shall be an Event of Default hereunder.

         2.02     REMEDIES. Upon the happening of any Event of Default and at
                  --------
any time thereafter without notice given to Mortgagor:

                  (a) Mortgagee may declare the entire principal of the Note then outstanding (if not then due and payable), and all accrued and unpaid interest thereon, any delinquency and other charges to be due and payable immediately, and upon any such declaration the principal of the Note and said accrued and unpaid interest, any delinquency and other charges shall become and be immediately due and payable, anything in the Note or in this Mortgage to the contrary notwithstanding.

                  (b)      Mortgagee may exercise all rights under the Loan
Agreement.

                  (c) Mortgagee may institute proceedings to enforce the lien of this Mortgage.

                  (d) Mortgagee may take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Note or in this Mortgage, or in aid of the execution of any power herein granted, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Mortgagee shall elect, including appointment of a receiver for the Mortgaged Property and the Improvements.

                  (e) Upon any default by Mortgagor in payment of the indebtedness hereby secured or any part thereof, or in the event of Mortgagor's breach of any covenant or agreement contained in this Mortgage, including, but not limited to, the covenants to pay when due or within any applicable grace period any sums secured by this Mortgage, Mortgagee, its successors and assigns, is hereby authorized and empowered to grant, bargain and sell, release and convey the Mortgaged Property at public vendue, and to execute and deliver to the purchasers at such sale good and sufficient deeds of conveyances in law, pursuant to the statute in such case made and provided, rendering any surplus monies after payment of the monies due hereon, the attorneys' fee provided by law, and the cost and charges of such vendue and sale, to Mortgagor, its successors and assigns.

         2.03     ENFORCEMENT; EXPENSE OF LITIGATION. In any suit to foreclose
                  ----------------------------------
the lien hereof, or enforce any other remedy, or protect any right of Mortgagee under this Mortgage, the Loan Agreement or the Note, there shall be allowed and included as additional indebtedness in the decree for sale or other judgment or decree to the extent allowed by law all reasonable expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee for attorneys' fees, appraisers' fees, outlays for documentary and expert evidence, stenographers' charges, publication costs and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, and similar data and assurances with respect to title as Mortgagee may deem reasonably necessary either to prosecute such suit or to evidence to bidders at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Mortgaged Property. All expenditures and expenses of the nature in this paragraph mentioned, and such expenses and fees as may be incurred in the protection of the Mortgaged Property and the maintenance of the lien of this Mortgage, including the reasonable fees of any attorney employed by Mortgagee in any litigation or proceeding affecting this Mortgage, the Note or the

Mortgaged Property, including bankruptcy proceedings, or in preparation for the commencement or defense of any proceeding, shall be immediately due and payable by Mortgagor, with interest thereon at the Default Rate specified in the Note and shall be secured by this Mortgage.

         2.04     APPLICATION FOR PROCEEDS OF FORECLOSURE SALE. The proceeds of
                  --------------------------------------------
any foreclosure sale of the Mortgaged Property shall be distributed and applied in the following order of priority: first, to accrued interest on the Note; second, to principal of the Note, it being agreed that Mortgagee shall apply proceeds first to principal which is not guaranteed; third, on account of any amounts due to Mortgagee under this Mortgage or any other instrument securing payment of the Note, including without limitation, all costs and expenses incidental to the foreclosure proceedings (including all such allowable items as are mentioned in the preceding paragraph hereof); fourth, other debt owed to Mortgagee; and fifth, any surplus to Mortgagor, its successors or assigns, as its rights may appear.

         2.05     REMEDIES NOT EXCLUSIVE. No remedy herein conferred upon or
                  ----------------------
reserved to Mortgagee is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or under any other document securing payment of the Note or now or hereafter existing at law or in equity or by statute. No delay or omission of Mortgagee to exercise any right or power accruing upon any Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and every power and remedy given by this Mortgage to Mortgagee may be exercised from time to time as often as may be deemed expedient by Mortgagee. Nothing in this Mortgage or in the Note shall affect the obligation of Mortgagor to pay the principal of, interest on, and any other charges related to, the Note in the manner and at the time and place therein respectively expressed.

                                   ARTICLE III

                               SECURITY AGREEMENT

         3.01     SECURITY AGREEMENT. This Mortgage shall constitute a security
                  ------------------
agreement as defined in the Uniform Commercial Code as adopted by the Commonwealth of Kentucky ("Code") in the Collateral. Any Collateral installed in or used in the Mortgaged Property is to be used by the Mortgagor solely for Mortgagor's business purposes or as the equipment and fixtures leased or furnished by the Mortgagor, as landlord, to tenants of the Mortgaged Property, and such Collateral will be kept at the buildings on the Mortgaged Property and will not be removed therefrom without the consent of the Mortgagee and may be affixed to such buildings but will not be affixed to any other real estate. The remedies of the Mortgagee hereunder are cumulative and separate, and the exercise of any one or more of the remedies provided for herein or under the Code shall not be construed as a waiver of any of the other rights of the Mortgagee including having any Collateral deemed part of the realty upon any foreclosure thereof. If notice to any party of the intended disposition of the Collateral is required by law in a particular instance, such notice shall be deemed commercially reasonable if given at least ten (10) days prior to such intended disposition and may be given by advertisement in a newspaper accepted for legal publications either separately or as part of a notice given to foreclose the lien granted by this Mortgage or may be given by private notice if such parties are known to Mortgagee. Neither the grant of a security interest pursuant to this Mortgage nor the filing of a financing statement pursuant to the Code shall ever impair the stated intention of this Mortgage that all Collateral comprising the Mortgaged Property and at all times and for all purposes and in all proceedings both legal or equitable shall be regarded as part of the Mortgaged Property irrespective of whether such item is physically attached to the real property or any such item if referred to or reflected in a financing statement. Mortgagor will on demand deliver all financing statements that may from time to time be required by Mortgagee to establish and perfect the priority of Mortgagee's security interest in the Mortgaged Property and shall pay all expenses incurred by Mortgagee in connection with the renewal or extensions of any financing statements executed in connection with the Mortgaged Property; and shall give advance written notice of any proposed change in Mortgagor's name, identity or structure and will execute and deliver to Mortgagee prior to or concurrently with such change all additional financing statements that Mortgagee may require to establish and perfect the priority of Mortgagee's security interest.

         3.02     MAINTENANCE OF COLLATERAL. Subject to the provisions of this
                  -------------------------
section, in any instance where Mortgagor in its sound discretion determines that any Collateral subject to a security interest under this Mortgage has become inadequate, obsolete, worn out, unsuitable, undesirable or unnecessary for the operation of the Mortgaged Property, Mortgagor may, at its expense, remove and dispose of it and substitute and install other items not necessarily having the same function, provided, that such removal and substitution shall not impair the operating utility and unity of the Mortgaged Property. All substituted items shall become a part of the Mortgaged Property and subject to the lien and security interest hereof. Any amounts received or allowed Mortgagor upon the sale or other disposition of the removed items of Collateral shall be applied first against the cost of acquisition and installation of the substituted items. Nothing herein contained shall be construed to prevent any tenant from removing from the Mortgaged Property trade fixtures, furniture and equipment installed by the tenant and removable by the tenant under its term of a lease of a portion of the Mortgaged Property, on the condition, however, that the tenant shall at its own cost and expense, repair any and all damages to the Mortgaged Property resulting from or caused by the removal thereof.

         3.03     FIXTURE FILING. For purposes of the Uniform Commercial Code,
                  --------------
the following information is furnished:

                  (a) The name and address of the record owner of the real estate described in this instrument (see Deed Book _____, Page _____, in the Office of the Clerk of Jefferson County, Kentucky) is:

                  JAMESON PROPERTIES, LLC
                  8 Perimeter Center East, Suite 8050
                  Atlanta, Georgia 30346

                  (b)  The name and address of the Debtor (Mortgagor) is:

                  JAMESON PROPERTIES, LLC

                  8 Perimeter Center East, Suite 8050
                  Atlanta, Georgia 30346

                  (c)  The name and address of the Secured Party (Mortgagee) is:

                  BANK OF LOUISVILLE
                  500 West Broadway
                  Louisville, Kentucky  40202
                  Attention: Mr. Edward L. Shannon, Senior Vice President

                  (d) Information concerning the security interest evidenced by this instrument may be obtained from the Secured Party at its address above.

                  (e) This document covers goods which are or are to become fixtures.

         3.04     MORTGAGOR TO COMPLY WITH PRIOR SECURITY INSTRUMENTS. Mortgagor
                  ---------------------------------------------------
shall at its sole cost and expense perform, comply with and discharge all obligations of Mortgagor under any prior secured financing arrangements (whether lease purchase, conditional sales or pure lease arrangements) for any property subject to this security interest. Mortgagor shall not permit a surrender, assignment or transfer of its interest in any such property without the prior written consent of Mortgagee nor permit or suffer a default to exist under such prior financing arrangements.

         3.05     MORTGAGOR TO EXECUTE ADDITIONAL DOCUMENTS. Mortgagor
                  -----------------------------------------
authorizes Mortgagee at the expense of the Mortgagor to execute and file a financing statement or statements on its behalf in those public offices deemed necessary by Mortgagee to protect its security interest. In addition, Mortgagor will deliver or cause to be delivered such other documents as Mortgagee may request to secure the loan referred to herein including, without limitation, any certificate or certificates of title to the Collateral with the security interest of Mortgagee noted thereon.

                                   ARTICLE IV

                                  MISCELLANEOUS

         4.01     AGREEMENTS SEPARABLE. In the event any one or more of the
                  --------------------
provisions contained in this Mortgage or in the Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Mortgage, but this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

         4.02     NOTICES. All notices hereunder shall be in writing and shall
                  -------
be deemed to have been sufficiently given or served for all purposes when presented personally or sent by registered or certified mail, return receipt requested, to any party hereto at its address stated below or at such other address of which it shall have notified the party giving such notice in writing:

         To Mortgagor:

         Jameson Properties, LLC
         8 Perimeter Center East, Suite 8050
         Atlanta, Georgia 30346
         Attention: Mr. Craig Kitchin, Manager/President/CFO

         To Mortgagee:

         Bank of Louisville
         500 West Broadway
         Louisville, Kentucky 40202
         Attention: Mr. Edward L. Shannon, Senior Vice President
         cc: John Rippy, Esq., General Counsel

         4.03     SUCCESSORS AND ASSIGNS. All of the grants, covenants, terms,
                  ----------------------
provisions and conditions herein shall run with the land and shall apply to, bind and inure to the benefit of, the successors and assigns, as the case may be, of Mortgagor and the successors, assigns and participants of Mortgagee. References in this Mortgage to "Mortgagee" shall include all such successors and assigns and any subsequent holder of this Mortgage, the Note and the other Obligations secured hereby.

         4.04     HEADINGS AND TERMINOLOGY. Section headings used herein are for
                  ------------------------
convenience only and are not a part of this Mortgage and shall not be used in construing it. If Mortgagor shall be more than one individual, corporation, limited liability company, firm, partnership, joint venture, trustee, unincorporated association or other entity, their liability and obligation hereunder shall be joint and several. As used in this Mortgage, the singular shall include the plural, and the plural, the singular; and the gender used shall include the other genders.

         4.05     ESTOPPEL CERTIFICATES; INSTRUMENTS OF FURTHER ASSURANCE. The
                  -------------------------------------------------------
Mortgagor will deliver to the Mortgagee within ten (10) days after any request a duly acknowledged (1) certificate of the Mortgagor setting forth the amount of principal and interest due and payable on the Note and whether any offsets or defenses exist with respect to this Mortgage or the debt secured hereby, and (2) certificate of any person having or acquiring an interest in or encumbrance on all or any part of the Mortgaged Property setting forth the nature and extent of the interest and stating that the interest is subordinate to this Mortgage and whether any offsets or defenses exist with respect to this Mortgage or the debt secured hereby, and (3) lease ratification and estoppel agreement with respect to any lease of the Mortgaged Property, executed by the Mortgagor and the lessee thereunder, indicating, inter alia, (i) the date the original lease term commenced; (ii) that the lease is in full force and effect and no default exists thereunder; (iii) that the lessee is in possession of that portion of the Mortgaged Property subject to the lease; (iv) that no rental payments have been made more than 30 days in advance except with the Mortgagee's approval; (v) that such lease is subordinate to this Mortgage; (vi) that lessee will attorn to any purchaser of the Mortgaged Property (vii) that, subject to lessees performance of its obligations under the lease, lessee will not be disturbed;
(viii) that Mortgagee is not bound by any acts or omissions of any prior landlord of the Mortgaged Property; (ix) that lessee will give Mortgagee notice of any event of default under the lease and a cure period equal to any cure periods given Mortgagor under such lease; and (x) an acknowledgment by lessee that the lease and the rent and all other sums due thereunder have been assigned to Mortgagor, and that upon notification by Mortgagee of an Event of Default, and a demand of payment directly to Mortgagee, lessee will honor such demand. All such documentation required under (1) and (2) shall be delivered to Mortgagee within 10 days after any request and any such request made under (3) shall be so delivered within 30 days of any such request.

         4.06     RELEASES; RESORT TO OTHER SECURITY, ETC. Without affecting the
                  ---------------------------------------
liability of any party liable for payment of any indebtedness secured hereby or performance of any obligation contained herein, and without affecting the rights of the Mortgagee with respect to any security not expressly released in writing, the Mortgagee may, at any time, and without notice to or the consent of the Mortgagor or any party in interest with the Mortgaged Property or the Obligations (a) release any person liable for payment of all or any part of the indebtedness secured hereby or for performance of any obligation herein; (b) make any agreement extending the time or otherwise altering the terms of payment of all or any part of the indebtedness secured hereby or modifying or waiving any obligation, or subordinating, modifying or otherwise dealing with the lien or charge hereof; (c) accept any additional security; (d) release or otherwise deal with any property, real or personal, including any or all of the Mortgaged Property, including making partial releases of the Mortgaged Property; or (e) resort to any security agreements, pledges, contracts of guarantee, assignments of rents and leases or other securities, and exhaust any one or more of said securities and the security hereunder, either concurrently or independently and in such order as it may determine.

         4.07     WAIVER OF LAWS. Mortgagor waives the benefit of all laws now
                  --------------
existing or that hereafter may be enacted providing for (a) any appraisement before sale of any portion of the Mortgaged Property, and (b) the benefit of all laws that may be hereafter enacted in any way extending the time for the enforcement of the collection of the Note, the other Obligations or the debt evidenced thereby or creating or extending beyond any statutory time a period of redemption from any sale made in collecting said debt. To the full extent Mortgagor may do so, Mortgagor agrees that Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Mortgagor, for Mortgagor, and its representatives, successors and assigns, and for any and all persons ever claiming any interest in the Mortgaged Property, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshaling in the event of foreclosure of the liens hereby created. If any law referred to in this section and now in force, of which Mortgagor and its successors and assigns or other person may take advantage despite this section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this section. Mortgagor hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Mortgage or to any action brought to enforce the Note, the other Obligations or any other obligation secured by this Mortgage.

         4.08     CONSTRUCTION. This Mortgage shall be construed according to
                  ------------
the laws of the Commonwealth of Kentucky.

         4.09     OPTION OF MORTGAGEE TO SUBORDINATE MORTGAGE TO LEASES. At the
                  -----------------------------------------------------
sole option of Mortgagee, this Mortgage shall become subject and subordinate, in whole or in part (but not with respect to the priority of entitlement to insurance proceeds or any award in condemnation or any judgment liens), to any and all leases of all or any part of the Mortgaged Property, upon the execution by Mortgagee and the recording thereof, at any time hereafter, in the clerk's office in and for the county wherein the Mortgaged Property is situated, of a unilateral declaration to that effect.

         4.10     MORTGAGEE TO SUCCEED TO PRIORITY OF PRIOR LIENS. Should the
                  -----------------------------------------------
proceeds of the debt secured hereby made by Mortgagor, as evidenced by the Note, or any part thereof, or any amount paid out or advanced by Mortgagee, be used directly or indirectly to pay off, discharge or satisfy, in whole or in part, any prior lien or encumbrance upon the Mortgaged Property or any part thereof, then Mortgagee shall be subrogated to such other lien or encumbrance and to any additional security held by the holder thereof, and shall have the benefit of the priority of all of same.

         4.11     NONWAIVER. No waiver of any covenant or condition or the
                  ---------
breach of any covenant or condition of the Mortgage shall be deemed to constitute a waiver of any subsequent breach of such covenant or condition, nor to justify or authorize the nonobservance on any other occasion of the same or of any other covenant or condition hereof, nor shall the acceptance of any payment by Mortgagee at any time when Mortgagor is in default under any covenant or condition hereof be construed as a waiver of such default, nor shall any waiver or indulgence granted by Mortgagee to Mortgagor be taken as an estoppel against Mortgagee promptly to avail itself of such other rights or remedies as Mortgagee may have or be construed as a waiver of such default, but Mortgagee may at any time thereafter, if such default continues, exercise all its rights arising from such default in the manner provided in this Mortgage.

         4.12     RELEASE OF MORTGAGE. If Mortgagor shall irrevocably pay to
                  -------------------
Mortgagee all sums due Mortgagee under the Note secured hereby and the interest thereon, in the manner and at the times mentioned in said Note together with any and all other sums secured by this Mortgage and otherwise, and shall fully keep and perform the terms, covenants, conditions and agreements under this Mortgage or otherwise due Mortgagee, then this Mortgage shall thereupon be released by the Mortgagee at the cost and expense of Mortgagor.

         IN TESTIMONY WHEREOF, witness the signature of the Mortgagor the day and year first above written.

                                     JAMESON PROPERTIES, LLC,
                                     a Georgia limited liability company

                                     BY: _______________________________________
                                         Craig R. Kitchin, President and Manager

STATE OF GEORGIA
COUNTY OF DEKALB

         Subscribed, acknowledged and sworn to before me this ____ day of March, 2001, by Craig R. Kitchin, President and Manager of JAMESON PROPERTIES, LLC, a Georgia limited liability company, for and on behalf of said limited liability company.

         My commission expires:______________.

                                     _______________________________________
                                     NOTARY PUBLIC

         (SEAL)

                        JOINDER OF MORTGAGEE
                        --------------------

         Bank of Louisville joins in the execution of this Mortgage solely to constitute this instrument as a security agreement and financing statement under the terms of the Uniform Commercial Code.

                             BANK OF LOUISVILLE,
                             a Kentucky corporation

                                  BY:  _____________________________________
                                       EDWARD L. SHANNON, Senior Vice President

COMMONWEALTH OF KENTUCKY
COUNTY OF JEFFERSON

         The foregoing instrument was subscribed, sworn to, and acknowledged before me by Edward L. Shannon, Senior Vice President of BANK OF LOUISVILLE, a Kentucky corporation, on behalf of the Bank, this ____ day of March, 2001.

         My commission expires:______________.

                              ________________________________________
                              NOTARY PUBLIC, STATE AT LARGE, KY

THIS INSTRUMENT PREPARED BY:

BOROWITZ & GOLDSMITH, PLC

BY:  _________________________
     HARRY B. DIAMOND
     Suite 1100, One Riverfront Plaza
     Louisville, Kentucky 40202
     Telephone:  (502) 584-7371

                         ASSIGNMENT OF RENTS AND LEASES
                         ------------------------------

         THIS ASSIGNMENT OF RENTS AND LEASES ("Assignment") is made this _____ day of March, 2001, by and between JAMESON PROPERTIES, LLC, a Georgia limited liability company, whose address is 8 Perimeter Center East, Suite 8050, Atlanta, Georgia 30346 (hereinafter referred to as "Assignor"), and BANK OF LOUISVILLE, a Kentucky corporation, 500 West Broadway, Louisville, Jefferson County, Kentucky 40202 (hereinafter referred to as "Assignee").

                         PRELIMINARY STATEMENT OF FACTS:
                         -------------------------------

         A. Pursuant to a Loan Agreement (the "Loan Agreement") of even date herewith between Assignor and Assignee, the Assignee is making to the Assignor a loan in the amount of Five Million Dollars ($5,000,000.00) (herein the "Loan").

         B. To evidence the Loan, Assignor has executed and delivered its Promissory Note (the "Note") of even date herewith, payable to the order of Assignee, in the amount of the Loan, or so much thereof as may be advanced to or for the account of Assignor, which has a final maturity date in no event later than March 10, 2011, as more particularly described by the Note.

         C. As an inducement for Assignee to make the Loan and as security for the repayment of the Loan, the Assignor is executing and delivering to the Assignee its Mortgage and Security Agreement (Fixture Filing Statement) of even date herewith (herein the "Mortgage") mortgaging that certain real property located in Jefferson County, Kentucky, and more fully described in Exhibit "A" attached hereto (herein the "Premises").

         D. As further security for the repayment of the Note and performance of all obligations under the Note and all instruments securing payment thereof and all renewals, amendments, substitutions, extensions and modifications thereof, the Assignor is executing and delivering to the Assignee this Assignment.

         NOW THEREFORE FOR VALUE RECEIVED, Assignor hereby grants a security interest in, transfers and assigns to Assignee:

         (i) the immediate and continuing right to receive and collect the rents, income, payment's received from any guaranty, profits and issues arising out of, payable from or collected from the Premises including all monies owed the Assignor as landlord under a Lease for services, materials, leasehold improvements or otherwise furnished or installed pursuant to any Lease, including without limitation, Base Rent, Percentage Rent, and all Additional Charges, in each case as generated by the Premises and as the terms "Base Rent", "Percentage Rent", and "Additional Charges" are defined in the Master Lease as hereinafter defined, insofar as they pertain to the Premises (collectively the "Rental Income"). "Percentage Rent generated by the Premises" means the difference between: (i) Percentage Rent due and owing utilizing the Percentage Rent calculation set forth in Section 3.1(2) of the Master Lease using all Rooms (as defined in the Master Lease) for the applicable period ; and (ii) Percentage Rent due and owing utilizing the Percentage Rent calculation set forth in Section 3.1(2) of the Master Lease using all Rooms for the applicable period, except those Rooms comprising the Premises;

         (ii) all leases, licenses and agreements for the leasing, use or occupancy of the Premises now, heretofore or hereafter entered into, and all renewals, extensions and modifications thereof, including without limitation, Assignor's interest in and to that certain Master Lease agreement (" Master Lease") between Assignor, as lessor, and Jamison Hospitality, LLC, as lessee, dated as of May 7, 1999, as amended form time to time, to the extent the Premises are covered thereby ("Lease" or "Leases" as the case may be);

         (iii) all guarantees of the obligations of any tenant under a Lease ("Guarantees");

         (iv) all payments derived therefrom including but not limited to claims for the recovery of damages done to the Premises or for the abatement of any nuisance existing thereon, claims for damages resulting from default under said Leases whether resulting from acts of insolvency or acts of bankruptcy or otherwise, and lump sum payments for the cancellation of said Leases or the waiver of any obligation or term thereof prior to the expiration date ("Payments");

         (v) all rights and remedies the Assignor may have against a tenant under a Lease ("Remedies");

         (vi) all proceeds payable by reason of the exercise by a tenant of any option to purchase the Premises or any first refusal rights of a tenant contained in a Lease ("Option Proceeds");

         (vii) all rights in and to any proceeds of insurance payable to Assignor and damages or awards resulting from an authority exercising the rights of eminent domain with respect to the Premises ("Awards");

         (viii) any award or damages payable to the Assignor pursuant to any bankruptcy, insolvency or reorganization proceeding affecting any tenant ("Bankruptcy Payments"); and

         (ix)     any payments made to Assignor in lieu of rent
         ("Payments in Lieu");

all the foregoing being collectively referred to herein as the "Rents".

         This Assignment is given for the purpose of securing the following (herein collectively referred to as the "Indebtedness Secured Hereby"):
         ONE. Payment of the indebtedness evidenced by and performance of the
         ---
terms and conditions of the Note and all renewals, amendments, substitutions, extensions and modifications thereof;

         TWO. Payment of all other sums with interest thereon becoming due
         ---
and payable to the Assignee pursuant to the Note, the Mortgage or any other instrument securing payment of the Note;

         THREE. Performance and discharge of each and every obligation,
         -----
covenant and agreement contained in the Mortgage and each other instrument securing payment of the Note;

         FOUR. Other obligations of the Assignor to the Assignee;
         ----

         AND THE ASSIGNOR FURTHER REPRESENTS, WARRANTS, COVENANTS AND AGREES:

                                    ARTICLE 1
                                    ---------
                              PERFORMANCE OF LEASES
                              ---------------------

         1.1      PERFORMANCE OF LEASES.  The Assignor shall:
                  ---------------------

                  a. Faithfully abide by, perform and discharge each and every obligation, covenant and agreement under any Leases of the Premises to be performed by the landlord thereunder;

                  b. Enforce or secure the performance of each and every material obligation, covenant, condition and agreement of said Leases by the tenants thereunder to be performed with respect to the Premises;

                  c. Not borrow against, pledge or further assign any rentals due under said Leases to the extent they pertain to the Premises;

                  d. Not permit the prepayment of any Rents for more than thirty (30) days in advance nor for more than the next accruing installment of Rents, nor anticipate, discount, compromise, forgive or waive any Rents;

                  e. Not waive, excuse, condone or in any manner release or discharge any tenants of or from the obligations, covenants, conditions and agreements by said tenants to be performed under the Leases;

                  f. Not permit any tenant to assign or sublet its interest in its Lease unless required to do so by the terms of the Lease and then only if such assignment does not work to relieve the tenant of any liability for payment of and performance of its obligations under the Lease;

                  g. Not terminate any Lease or accept a surrender thereof or a discharge of the tenant unless required to do so by the terms of its Lease or unless the Assignor and tenant shall have executed a new Lease effective upon such termination for the same term of years at a rental not less than as provided in the terminated Lease and on terms no less favorable to the landlord than as in the terminated Lease;

                  h. Not consent to a subordination of the interest of any tenant with respect to the Premises to any party other than Assignee and then only if specifically consented to by the Assignee; and

                  i. Not amend or modify any Lease or alter the obligations of the parties thereunder, except in the ordinary and prudent course of business with due regard for the security afforded the Assignee by the Lease and which does not in any way reduce the rent or diminish the term thereof or the obligations of the tenant thereunder or increase the term of the tenancy or impose additional obligations or burdens on the landlord.

                                   ARTICLE II
                                   ----------
                             PROTECTION OF SECURITY
                             ----------------------

         2.1      PROTECTION OF SECURITY. The Assignee shall have the right at
                  ----------------------
Assignor's sole cost and expense to appear in and defend any action or proceeding arising under, growing out of or in any manner connected with any Lease or the obligations, duties or liabilities of the landlord thereunder, and Assignor agrees to pay all costs and expenses of Assignee, including attorney's fees in a reasonable sum, in any such action or proceeding in which the Assignee in its sole discretion may appear.

                                  ARTICLE III
                                  -----------
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         3.1      REPRESENTATIONS AND WARRANTIES.  Assignor represents and
                  ------------------------------
warrants:

                  a. that it is now the absolute owner of said Rents and Leases with full right and title to assign the same;

                  b. that there are no outstanding assignments or pledges of any Lease or Rents with respect to the Premises;

                  c. that all obligations on the part of the landlord under any Lease have been fully complied with;

                  d. that no Rents have been collected for more than thirty (30) days in advance of their due date or waived, anticipated, discounted, compromised or released, except as disclosed to Assignee;

                  e. that to Assignor's knowledge no tenant has any defenses, setoffs, or counterclaims against Assignor;

                  f. Assignor has not executed any instrument that would prevent Assignee from enjoying the benefits of this Agreement; and

                  g. that no part of the Premises is used as a homestead or agricultural property.

                                   ARTICLE IV
                                   ----------
                               PRESENT ASSIGNMENT
                               ------------------

         4.1      PRESENT ASSIGNMENT. This Assignment shall constitute a
                  ------------------
perfected, absolute and present assignment, provided the Assignor shall have the right to collect, but not prior to accrual, all of the Rents, and to retain, use and enjoy the same unless and until an Event of Default shall occur hereunder. The right of Assignor to collect the Rents shall constitute a revocable license in favor of Assignor revocable by Assignee in accordance with this Agreement.

                                    ARTICLE V
                                    ---------
                                EVENTS OF DEFAULT
                                -----------------

         5.1      EVENT OF DEFAULT. An Event of Default under the Loan Agreement
                  ----------------
not cured within any applicable grace period shall constitute an Event of Default hereunder.

                                   ARTICLE VI
                                   ----------
                                    REMEDIES
                                    --------

         6.1      REMEDIES. Upon an Event of Default, the Assignee may declare
                  --------
all Indebtedness Secured Hereby immediately due and payable, may revoke the privilege and license granted Assignor hereunder to collect the Rents, and may, at its option, without notice, either in person or by agent, with or without taking possession of or entering the Premises, with or without bringing any action or proceeding, or by a receiver to be appointed by a court, collect all of the Rents payable under the Leases, enforce the payment thereof and exercise all of the rights of the Assignor under any Leases and all of the rights of the Assignee hereunder, and may enter upon, take possession of, manage and operate said Premises, or any part thereof; may cancel enforce or modify the Leases, and fix or modify Rents, and do any acts which the Assignee deems proper to protect the security hereof with or without taking possession of said Premises, and may apply the same to the costs and expenses of operation, management and collection, including reasonable attorney's fees, to the payment of the expenses of any agent appointed by Assignee, to the payment of taxes, assessments, insurance premiums and expenditures for the upkeep of the Premises, to the performance of the landlord's obligation under the Leases and to any Indebtedness Secured Hereby in the following order of priority: first, to the accrued interest on the Note; second, to the principal of the Note; third, on account of any amounts due to Assignee under the Mortgage, or any other instrument securing payment of the Note, including without limitation, all costs and expenses incurred by Assignee; fourth, other debt to Assignee; and fifth, any surplus to the Assignor, its successors and assigns, as its rights may appear. The entering upon and taking possession of said Premises, the collection of such Rents, and the application thereof as aforesaid, shall not cure or waive any default or waive, modify or affect notice of default under said Mortgage or invalidate any act done pursuant to such notice nor in any way operate to prevent the Assignee from pursuing any remedy which it now or hereafter may have under the terms or conditions of said Mortgage or the Note secured thereby or any other instrument securing the same.

                                  ARTICLE VII
                                  -----------
                                GENERAL COVENANTS
                                -----------------

         7.1      NO LIABILITY IMPOSED ON ASSIGNEE. The Assignee shall not be
                  --------------------------------
obligated to perform or discharge, nor does it hereby undertake to perform or discharge any obligation, duty or liability under the Leases nor shall this Assignment operate to place responsibility for the control, care, management or repair of the Premises upon the Assignee nor for the carrying out of any of the terms and conditions of said Leases; nor shall it operate to make the Assignee responsible or liable for any waste committed on the Premises, or for any dangerous or defective condition of the Premises, or for any negligence in the management, upkeep, repair or control of said Premises resulting in loss or injury or death to any tenant, licensee, employee or stranger nor liable for laches or failure to collect any Rents.

         7.2     INDEMNIFICATION. The Assignor shall and does hereby agree to
                 ---------------
indemnify and to hold Assignee harmless from any and all liability, loss or damage which it may or might incur under the Leases or under or by reason of this Assignment and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in said Leases excepting the gross negligence or intentional wrongful acts of Assignee. Should the Assignee incur any such liability, or in the defense of any such claims or demands or should a judgment be entered against Assignee, the amount thereof, including costs, expenses, and reasonable attorney's fees, shall bear interest thereon at the rate then in effect on the Note, shall be secured hereby, shall be added to the Indebtedness Secured Hereby and Assignor shall reimburse the Assignee for the same immediately upon demand, and upon the failure of Assignor to do so the Assignee may declare all Indebtedness Secured Hereby immediately due and payable. The indemnification rights of Assignee hereunder shall also extend to any participant of Assignee.

         7.3      TENANT TO RECOGNIZE ASSIGNEE. Each tenant under any Lease is
                  ----------------------------
hereby irrevocably authorized and directed to recognize the claims of Assignee or any receiver appointed without investigating the reason for any action taken or the validity or the amount of indebtedness owing to the Assignee, or the existence of any default in the Note, Mortgage, or Event of Default hereunder, or the application to be made by the Assignee or such receiver. Assignor hereby irrevocably directs and authorizes the tenants to pay the Assignee or such receiver all sums due under the Leases and consents and directs that said sums shall be paid to any such receiver in accordance with terms of its receivership or to Assignee without the necessity for a judicial determination that a default has occurred hereunder or under the Mortgage or that Assignee is entitled to exercise its rights hereunder, and to the extent such sums are paid to Assignee or such receiver, the Assignor agrees that the tenant shall have no further liability to Assignor for the same. The sole signature of the Assignee or such receiver shall be sufficient for the exercise of any rights under this Assignment and the sole receipt of the Assignee or such receiver for any sums received shall be a full discharge and release therefor to any such tenant or occupant of the Premises. Checks for all or any part of the rentals collected under this Assignment shall upon notice from the Assignee be drawn to the exclusive order of the Assignee or such receiver.

         7.4      SECURITY DEPOSITS. Upon an Event of Default, Assignor shall on
                  -----------------
demand transfer to the Assignee any security deposits held by Assignor under the terms of the Lease to be held by Assignee and applied in accordance with the provision of the Lease. Until Assignee makes such demand and the deposits are paid over to Assignee, the Assignee assumes no responsibility for any such security deposits. The Assignor shall deposit the same in an account at the Assignee, separated from its general funds, and if such deposits are required by law to be refunded to the respective tenants with interest thereon, such account shall be an interest bearing account.

         7.5      ATTORNEY IN FACT. Assignor hereby irrevocably appoints
                  ----------------
Assignee and its successors and assigns as its agent and attorney-in-fact, irrevocable, which appointment is coupled with an interest to exercise any rights or remedies hereunder and to execute and deliver during the term of this Assignment such instruments as Assignee may deem necessary to make this Assignment and any further assignment effective.

         7.6      ASSIGNMENT OF FUTURE LEASES. That until the Indebtedness
                  ---------------------------
Secured Hereby shall have been paid in full, Assignor will on demand of the Assignee deliver to the Assignee executed copies of any and all other future Leases upon all or any part of the said Premises and agrees to make, execute and deliver unto Assignee upon demand and at any time or times, any and all assignments and other instruments sufficient to assign such Leases and Rents thereunder to Assignee or that the Assignee may deem to be advisable for carrying out the true purposes and intent of this Assignment. From time to time on request of the Assignee the Assignor agrees to furnish Assignee with a rent roll of the Premises disclosing current tenancies, rents payable, and such other matters as Assignee may reasonably request.

         7.7      NO  MORTGAGEE IN  POSSESSION.  Nothing  herein  contained  and
                  ----------------------------
no action taken pursuant to this Assignment shall be construed as constituting the Assignee a "Mortgagee in Possession".

         7.8      CONTINUING RIGHTS. The rights and powers of Assignee or any
                  -----------------
receiver hereunder shall continue and remain in full force and effect until all Indebtedness Secured Hereby, including any deficiency remaining from a foreclosure sale, are paid in full, and shall continue after commencement of a foreclosure action and after foreclosure sale and until expiration of any period of redemption.

                                  ARTICLE VIII
                                  ------------
                                  MISCELLANEOUS
                                  -------------

         8.1      SUCCESSORS AND ASSIGNS. This Assignment and each and every
                  ----------------------
covenant, agreement and provision hereof shall be binding upon the Assignor and its successors and assigns including without limitation each and every from time to time record owner of the Premises or any other person having an interest therein and shall inure to the benefit of the Assignee, its participants, and their successors and assigns. As used herein the words "successors and assigns" shall also be deemed to mean the heirs, executors, representatives and administrators of any natural person who is a party to this Assignment.

         8.2      GOVERNING  LAW.  This  Assignment  is  executed  pursuant to
                  --------------
and shall be governed by the laws of the Commonwealth of Kentucky.

         8.3      SEVERABILITY. It is the intent of this Assignment to confer to
                  ------------
Assignee the rights and benefits hereunder to the full extent allowable by law. The unenforceability or invalidity of any provisions hereof shall not render any other provision or provisions herein contained unenforceable or invalid. Any provisions found to be unenforceable shall be severable from this Assignment.

         8.4      NOTICES. Any notice which any party hereto may desire or may
                  -------
be required to give to any other party shall be in writing and the mailing thereof by certified mail, or equivalent, to the respective party's address as set forth hereinabove or to such other place such party may subsequently by notice in writing designate as its address shall constitute service of notice hereunder.

         8.5      CAPTIONS AND HEADINGS. The captions and headings of the
                  ---------------------
various sections of this Assignment are for convenience only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits, the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable.

         IN WITNESS WHEREOF, this Assignment is executed as of the date first above written.

                                  JAMESON PROPERTIES, LLC,
                                  a Georgia limited liability company

                                  BY:
                                         _______________________________________
                                         Craig R. Kitchin, President and Manager

STATE OF GEORGIA
COUNTY OF DEKALB

         The foregoing instrument was subscribed, sworn to, and acknowledged before me by Craig R. Kitchin, President and Manager of JAMESON PROPERTIES, LLC, a Georgia limited liability company, for and on behalf of said limited liability company, this ____ day of March, 2001.

         My commission expires: ___________________________

                                  _____________________________________________
                                  NOTARY PUBLIC

         (SEAL)

This instrument prepared by:

BOROWITZ & GOLDSMITH, PLC

BY:    ____________________________
       HARRY B. DIAMOND
       Suite 1100, One Riverfront Plaza
       Louisville, Kentucky  40202
       Telephone:  (502) 584-7371

                             SUBORDINATION AGREEMENT
                             -----------------------

         THIS SUBORDINATION AGREEMENT (this "Agreement") is entered into as of this _____ day of March, 2001, by and among BANK OF LOUISVILLE, a Kentucky banking corporation (the "Lender"), JAMESON PROPERTIES, LLC, a Georgia limited liability company (the "Borrower"), and RICHARD G. WATSON, AS LIQUIDATING OFFICER OF REGENCY INN II, INC., a ___________ corporation (the "Creditor").

                                    RECITALS
                                    --------

         The Lender has established or is establishing certain credit facilities with the Borrower, as evidenced by certain documents, instruments and agreements all between the Lender and the Borrower (collectively, the "Loan Documents").

         The Creditor has extended or is extending to the Borrower certain loans, advances and extensions of credit, as evidenced by certain documents, instruments, notes and agreements all between the Creditor and the Borrower (the "Creditor Documents").

         The Lender and the Creditor hereby desire to set forth the respective rights and obligations each has as against the other with respect to the Borrower.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

         1.       Definitions.

                  (1) "Collateral" means any collateral now or in the future securing the Obligations, including but not limited to claims against any guarantors of the Obligations and any collateral securing such guarantees.

                  (2) "Obligations" means all loans, advances, debts, liabilities, obligations, covenants and duties owing by the Borrower to the Lender of any kind or nature, present or future (including any interest accruing thereon after maturity or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether or not evidenced by any note, guaranty or other instrument, whether arising under any agreement, instrument or document, whether or not for the payment of money, whether arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease or guarantee, under any interest or currency swap, future, option or other interest rate protection or similar agreement, or in any manner, whether arising out of overdrafts on deposit or other accounts or electronic funds transfers (whether through automated clearing houses or otherwise) or out of the Lender's non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository transfer check or other similar arrangements, whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, and any amendments, extensions, renewals or increases and all costs and expenses of the Lender incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including reasonable attorneys' fees and expenses.

                  (3) "Subordinated Debt" means any loans, advances, debts, liabilities, obligations, covenants or duties owing by the Borrower to the Creditor of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under any agreement, instrument or document, whether or not for the payment of money, whether arising by reason of an extension of credit, loan or guarantee or in any other manner, whether direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising (including any such obligations purchased or otherwise acquired by Creditor), whether consisting of principal, interest, expense payments, management and consulting fees, liquidation costs, attorneys' fees and costs or otherwise, and all whether arising or created pursuant to the Creditor Documents or otherwise.

         2.       Subordination.
                  -------------

                  (1) Subject to Section 3 hereof, the Creditor hereby irrevocably subordinates and postpones the payment and the time of payment of all of the Subordinated Debt and all claims and demands arising therefrom to the Obligations and directs that the Obligations be paid in full before the Subordinated Debt.

                  (2) Creditor shall: (i) make notations on the books of the Creditor beside all accounts or on such other statements evidencing or recording any Subordinated Debt to the effect that such Subordinated Debt is subject to the provisions of this Agreement, (ii) furnish the Lender, upon Lender's request from time to time, a statement of the account between the Creditor and the Borrower representing the Subordinated Debt and copies of each of the Creditor Documents, and (iii) give the Lender, upon its request, full and free access to the Creditor's books pertaining only to such accounts with the right to make copies thereof. Each and every of the Creditor Documents shall bear a legend as set forth in Section 13(c) hereof.

         3.       Payments to Creditor. Notwithstanding any other provision of
                  --------------------
this Agreement, the Borrower shall be entitled to pay and the Creditor shall be entitled to receive, so long as no Event of Default has occurred under the Loan Documents or would result from such payment, only all scheduled payments of interest and principal (at the current rate set forth in the Creditor Documents) under the Subordinated Debt, and only when due. After the occurrence of an Event of Default under the Loan Documents and receipt by the Creditor of written notice thereof from the Lender to the Creditor, the Borrower shall not make, and the Creditor shall not receive, any direct or indirect payments of principal, interest, fees or expenses under the Subordinated Debt. Notwithstanding anything contained herein, Creditor may draw upon the Letter of Credit (subject to its terms and conditions) issued by the Lender on even date herewith to satisfy and collect in full on the obligations due under the Subordinated Debt.

         4.       Security. Except for that certain Mortgage dated February 18,
                  --------
1997, filed of record in Mortgage Book 4277, Page 373, Assignment of Rents and Leases of record in Deed Book 6848, Page 829, and Financing Statement filed February 19, 1997 of record in Fixture Filing Book 22, Page 998, as amended in Fixture Filing Book 33, Page 875, all in the Office of the Clerk of Jefferson County, Kentucky, the Borrower shall not grant and the Creditor shall not take any lien on or security interest in any of the Borrower's property, now owned or hereafter acquired or created, without the prior written consent of the Lender.

         5.       Standby Limitation. Notwithstanding any breach or default by
                  ------------------
the Borrower under the Creditor Documents, the Creditor shall not at any time or in any manner: (a) foreclose upon, take possession of, or attempt to realize on any Collateral, or proceed in any way to enforce any claims it has or may have against the Borrower under the Subordinated Debt or otherwise, or (b) contest, protest or object to any action taken by the Lender under the Loan Documents or otherwise, unless and until the Obligations have been fully and indefeasibly paid and satisfied in full.

         6.       Bankruptcy/Probate of Borrower. In the event a petition or
                  ------------------------------
action for relief shall be filed by or against the Borrower under any federal bankruptcy statute in effect from time to time, or under any other law relating to bankruptcy, insolvency, reorganization, receivership, general assignment for the benefit of creditors, moratorium, creditor composition, arrangement or other relief for debtors, the Lender's claim (secured or unsecured) against the assets or estate of the Borrower for repayment of the Obligations shall be indefeasibly paid in full before any payment is made to the Creditor on the Subordinated Debt, whether such payment is in cash, securities or any other form of property or rights. The Lender may, in its discretion, file a proof of claim for or collect the Creditor's claim first for the benefit of the Lender to the extent of the unpaid Obligations and then for the benefit of the Creditor (but without creating any duty or liability to the Creditor other than to remit to the Creditor distributions, if any, actually received in such proceedings after the Obligations have been paid and satisfied in full) directly from the receiver, trustee, custodian, liquidator or representative of the Borrower's estate in such proceeding. The Borrower and the Creditor shall furnish all assignments, powers or other documents requested by the Lender to facilitate such direct collection by the Lender.

         7.       Receipt of Payments by Creditor. Should the Creditor directly
                  -------------------------------
or indirectly receive any payment or distribution not permitted by the provisions of this Agreement or any Collateral or proceeds thereof, prior to the full and indefeasible payment and satisfaction of the Obligations and the termination of all financing arrangements between the Lender and the Borrower, the Creditor will deliver the same to the Lender in the form received (except for the endorsement or assignment of the Creditor where necessary), for application to the Obligations in such order and manner as the Lender may elect. Until so delivered, the Creditor shall hold the same, in trust, for the
                                                             --------
Lender as property of the Lender, and shall not commingle such property of the Lender with any other property held by the Creditor. In the event the Creditor fails to make any such endorsement or assignment, the Lender, or any of its agents or employees on behalf of the Lender, is hereby irrevocably authorized in its own name or in the name of the Creditor to make such endorsement or assignment and is hereby irrevocably appointed as the Creditor's attorney-in-fact for those purposes.

         8.       Lender's Rights.
                  ---------------

                  (1) The Creditor hereby consents that at any time and from time to time, without further consent of or notice to the Creditor and without in any manner affecting, impairing, lessening or releasing any of the provisions of this Agreement, the Lender may, in its sole discretion: (i) renew, compromise, extend, expand, postpone, waive, accelerate, terminate, change the payment terms of, or otherwise modify the Obligations or amend, renew, replace or terminate the Loan Documents or any and all other agreements now or hereafter related to the Obligations; (ii) extend credit to the Borrower in whatever amount on a secured or unsecured basis or take other support for the Obligations and exchange, enforce, waive, sell, transfer, collect, adjust or release any such security or other support or any part thereof; (iii) apply any and all payments or proceeds of such security or other support and in any order or manner as the Lender, in its discretion, may determine; and (iv) release or substitute any party liable on the Obligations, any guarantor of the Obligations, or any other party providing support for the Obligations.

                  (2) This Agreement will not be affected, impaired or released by any delay or failure of the Lender to exercise any of its rights and remedies against the Borrower or any guarantor or under any of the Obligations or against any Collateral, by any failure of the Lender to take steps to perfect or maintain its lien on, or to preserve any rights to, any Collateral by any irregularity, unenforceability or invalidity of any of the Obligations or any part thereof or any security or guarantee therefor, or by any other event or circumstance which otherwise might constitute a defense available to, or a discharge of, the Borrower or a subordinated creditor. The Creditor hereby waives demand, presentment for performance, protest, notice of dishonor and of protest with respect to the Subordinated Debt and the Collateral, notice of acceptance of this Agreement, and notice of the making of any of the Obligations. Lender hereby agrees to provide Creditor with written notice upon the default of the Borrower with respect to any of the Obligations.

                  (3) Nothing in this Agreement will obligate the Lender to grant credit to, or continue financing arrangements with, the Borrower.

         9.       Continuing Agreement. This is a continuing agreement and will
                  --------------------
remain in full force and effect until all of the Obligations and all of the Borrower's obligations and undertakings to the Lender have been fully performed and indefeasibly satisfied and until all the Loan Documents have been terminated. This Agreement will continue to be effective or will be automatically reinstated, as the case may be, if at any time payment of all or any part of the Obligations is rescinded or must otherwise be returned by the Lender upon insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

         10.      No Challenge to Liens. The Creditor agrees that it will not
                  ---------------------
make any assertion, claim or argument in any action, suit or proceeding of any nature whatsoever in any way challenging the priority, validity or effectiveness of the liens and security interests granted to the Lender.

         11.      Disposition or Release of Collateral.
                  ------------------------------------

                  (1) If at any time or from time to time the Collateral, or any portion thereof, is in any manner sold or otherwise transferred, the Creditor's consent to such disposition shall be automatically and irrevocably given if the Lender, in its sole discretion and for any reason, consents to such disposition, and in any event the Creditor shall not be entitled to receive any proceeds (cash or non-cash) of such disposition unless and until the Obligations have been indefeasibly paid in full.

                  (2) If, at any time and for any reason, the Lender releases its lien on the Collateral, or any portion thereof, the Creditor shall likewise release its lien on the property so released from the Lender's lien, if the Creditor has obtained such a lien.

         12.      Order of  Proceedings.  Nothing in this  Agreement is intended
                  ---------------------
to compel the Lender or the Creditor at any time to declare the Borrower in default or compel the Lender to proceed against or refrain from proceeding against any Collateral in any order or manner. All rights and remedies of the Lender with respect to the Collateral, the Borrower and any other obligors concerning the Obligations are cumulative and not alternative.

         13.      Replacement Financing; Assignment of Subordinated Debt.
                  ------------------------------------------------------

                  (1) The provisions hereof shall inure to the benefit of any financial institution obtained by the Borrower or the Lender to provide replacement working capital or other financing for the Borrower in place of the Lender, regardless of whether any such replacement lender provides its own financing or succeeds to the Lender's financing by assignment. If requested by such replacement lender, the Creditor shall execute with such replacement lender a subordination agreement substantially similar to this Agreement.

                  (2) The Creditor also agrees that as a prior condition of any assignment of any of its interests under any of the Creditor Documents, the Creditor shall require the assignee to acknowledge this Agreement and agree, in writing, to be bound by the terms and conditions hereof.

                  (3) Each and every of the Creditor Documents shall bear the following legend, or a similar legend acceptable to Lender, in boldface type:

                  This Note is subject to the terms of a Subordination Agreement in favor of Bank of Louisville. Notwithstanding any contrary statement contained in the within instrument, no payment on account of any obligation arising from or in connection with the within instrument or any related agreement (whether of principal, interest or otherwise) shall be made, paid, received or accepted except in accordance with the terms of said Subordination Agreement.

         14.      Financing of Fiduciary. In the event of a bankruptcy,
                  ----------------------
reorganization, other insolvency or court proceeding for the Borrower commences, the Lender shall have the option (in its sole and absolute discretion) to continue to provide financing (on terms acceptable to the Lender) of the trustee, other fiduciary, or of the Borrower as a debtor-in-possession, if the Lender deems financing to be in its best interests. The subordination and lien priority provisions of this Agreement shall continue to apply to all advances made during the pendency of such court proceedings, so that the Lender shall have a prior lien on all Collateral, created before or during such court proceeding, to secure all Obligations, whether created before or during such court proceeding. The Creditor hereby waives any right it may have to object to financing by the Lender during the pendency of such court proceeding and the Creditor's consent to such financing shall not be required regardless of whether the court supervising such proceeding approves, grants or allows adequate protection to the Creditor.

         15.      Investigation of Parties. The Creditor has entered into the
                  ------------------------
Creditor Documents with the Borrower and the Lender has entered into the Loan Documents with the Borrower and the Creditor and the Lender have entered into this Agreement each upon its own independent investigation, and each makes no warranty or representation as to each other with respect to the financial condition of the Borrower, or its ability to repay its loans to the Creditor or the Lender in the future. Nothing in this Agreement shall be deemed to constitute this Agreement as a security or create a joint venture or partnership between the Creditor and the Lender for any purpose.

         16.      Improper Action by Creditor. If the Creditor or the Borrower,
                  ---------------------------
or either of them, contrary to this Agreement, makes, attempts to or threatens to allow the Creditor to exercise its remedies against the Borrower under the Creditor Documents, or make any payment or take any action contrary to this Agreement, the Lender may restrain or enjoin the Creditor and the Borrower from so doing, it being expressly understood and agreed by the Creditor and the Borrower that: (i) the Lender's damages from their actions may at that time be difficult to ascertain and may be irreparable, and (ii) the Creditor and the Borrower waive any defense or claim that the Lender or the Borrower cannot demonstrate damages or can be made whole by the awarding of damages.

         17.      Indemnification of Lender. The Creditor agrees to indemnify
                  -------------------------
and hold the Lender, its agents and employees, harmless from any and all losses, damages, liabilities, expenses and obligations, including attorneys' fees and expenses, as they arise, relating to actions of the Creditor taken contrary to this Agreement.

         18.      Notices. All notices, demands, requests, consents, approvals
                  -------
or other communications required or permitted hereunder must be in writing and will be effective upon receipt. Such notices and other communications may be hand-delivered or sent by nationally recognized overnight courier service, to a party's address set forth below or to such other address as any party may give to the other in writing for such purpose:

                  To the Lender:            Bank of Louisville
                                               500 West Broadway
                                               Louisville, Kentucky 40202

                                               Attn.: Mr. Edward L. Shannon, Sr.
                                               Vice President

                  with a copy to:           Harry B. Diamond, Esq.
                                               Borowitz & Goldsmith, PLC
                                               Suite 1100, One Riverfront Plaza
                                               Louisville, Kentucky 40202

                  To the Creditor:          Regency Inn II, Inc.
                                               11714 Main Street, Suite B
                                               Middletown, Kentucky 40243
                                               Attn.:   Mr. Richard G. Watson
                                                        Liquidating Officer

                  To the Borrower:          Jameson Properties, LLC
                                                  8 Perimeter Center East, Suite
                                                  8050
                                                  Atlanta, Georgia 30346
                                                  Attn.: Legal Department

         19.      Preservation of Rights. No delay or omission on the Lender's
                  ----------------------
part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Lender's action or inaction impair any such right or power. The Lender's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Lender may have under other agreements, at law or in equity. Nothing in this Agreement is intended to modify, alter, reduce or impair any rights which the Lender or the Creditor may have against the Borrower under the Loan Documents or the Creditor Documents, respectively, or under any other agreement between them, or either of them, and the Borrower.

         20.      Illegality. In case any one or more of the provisions
                  ----------
contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         21.      Changes in Writing. No modification, amendment or waiver of
                  ------------------
any provision of this Agreement nor consent to any departure by the Borrower or the Creditor therefrom, will be effective unless made in a writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

         22.      Entire Agreement.  This Agreement (including the documents
                  ----------------
and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

         23.      Counterparts. This Agreement may be signed in any number of
                  ------------
counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

         24.      Successors and Assigns. This Agreement will be binding upon
                  ----------------------
and inure to the benefit of the Borrower, the Creditor and the Lender and their respective heirs, executors, administrators, successors and assigns; provided,
                                                                     --------
however, that neither the Borrower nor the Creditor may assign this Agreement
-------
in whole or in part without the Lender's prior written consent and the Lender at any time may assign this Agreement in whole or in part. No claims or rights are intended to be created hereunder for the benefit of the Borrower or any alleged third party beneficiary hereof.

         25.      Interpretation. In this Agreement, unless the parties
                  --------------
otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement unless otherwise indicated; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. If this Agreement is executed by more than one party as a borrower or by more that one party as a creditor, the obligations of such persons or entities hereunder will be joint and several.

         26.      Governing Law and Jurisdiction. This Agreement has been
                  ------------------------------
delivered to and accepted by the Lender and will be deemed to be made in the state where the Lender's office indicated above is located. THIS AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE LENDER'S OFFICE INDICATED ABOVE IS LOCATED, EXCLUDING ITS CONFLICT OF LAWS RULES. Each of the Borrower and the Creditor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where the Lender's office indicated above is located; provided that nothing contained in this Agreement will prevent the Lender from bringing any action, enforcing any award or judgment or exercising any rights against the Borrower or the Creditor individually, against any security or against any property of the Borrower within any other county, state or other foreign or domestic jurisdiction. The parties hereto agree that the venue provided above is the most convenient forum for each of the parties. Each of the Borrower and the Creditor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

         27.      Waiver of Jury Trial. EACH OF THE BORROWER, THE CREDITOR AND
                  --------------------
THE LENDER IRREVOCABLY WAIVE ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE

RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE BORROWER, THE CREDITOR AND THE LENDER ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

         WITNESS, the due execution hereof as a document under seal, as of the date first written above.

                         BORROWER:

                               JAMESON PROPERTIES, LLC,
                               a Georgia limited liability company

                               BY:      ________________________________________
                               ITS:     ________________________________________

                         CREDITOR:

                               REGENCY INN II, INC.

                               BY:      ________________________________________
                                        RICHARD G. WATSON, Liquidating Officer

                         LENDER:

                               BANK OF LOUISVILLE,
                               a Kentucky corporation

                               BY:      ________________________________________
                                        EDWARD L. SHANNON, Senior Vice President

STATE OF GEORGIA
COUNTY OF DEKALB

         Subscribed, sworn to and acknowledged before by Craig R. Kitchin, the President and Manager of Jameson Properties, LLC, a Georgia limited liability company, the Borrower, for and on behalf of the Borrower, this ____ day of March, 2001.

         My commission expires: ___________________.

                                  _____________________________________________
                                  NOTARY PUBLIC

                  (SEAL)

STATE OF _____________
COUNTY OF _____________

         Subscribed, sworn to and acknowledged before by Richard G. Watson, the liquidating officer of Regency Inn II, Inc., a _____________ corporation, the Creditor, for and on behalf of the Creditor, this _____ day of March, 2001.

         My commission expires: ___________________.

                                  _____________________________________________
                                  NOTARY PUBLIC

                  (SEAL)

COMMONWEALTH OF KENTUCKY
COUNTY OF JEFFERSON

         Subscribed, sworn to and acknowledged before by Edward L. Shannon, the Senior Vice President of Bank of Louisville, the Lender, for and on behalf of the Lender, this ____ day of March, 2001.

         My commission expires: ___________________.

                                  _____________________________________________
                                  NOTARY PUBLIC, STATE-AT-LARGE, KENTUCKY

THIS INSTRUMENT PREPARED BY:

BOROWITZ & GOLDSMITH, PLC

BY:   _____________________________
      HARRY B. DIAMOND
      Suite 1100, One Riverfront Plaza
      Louisville, Kentucky 40202
      Telephone: (502) 584-7371

                            SUBORDINATION AGREEMENT
                            -----------------------

         THIS SUBORDINATION AGREEMENT (this "Agreement") is entered into as of this _____ day of March, 2001, by and among BANK OF LOUISVILLE, a Kentucky banking corporation (the "Lender"), JAMESON PROPERTIES, LLC, a Georgia limited liability company (the "Borrower"), and RICHARD G. WATSON, AS LIQUIDATING OFFICER OF REGENCY INN II, INC., a ___________ corporation (the "Creditor").

                                    RECITALS
                                    --------

         The Lender has established or is establishing certain credit facilities with the Borrower, as evidenced by certain documents, instruments and agreements all between the Lender and the Borrower (collectively, the "Loan Documents").

         The Creditor has extended or is extending to the Borrower certain loans, advances and extensions of credit, as evidenced by certain documents, instruments, notes and agreements all between the Creditor and the Borrower (the "Creditor Documents").

         The Lender and the Creditor hereby desire to set forth the respective rights and obligations each has as against the other with respect to the Borrower.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

         1.       Definitions.

                  (1) "Collateral" means any collateral now or in the future securing the Obligations, including but not limited to claims against any guarantors of the Obligations and any collateral securing such guarantees.

                  (2) "Obligations" means all loans, advances, debts, liabilities, obligations, covenants and duties owing by the Borrower to the Lender of any kind or nature, present or future (including any interest accruing thereon after maturity or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether or not evidenced by any note, guaranty or other instrument, whether arising under any agreement, instrument or document, whether or not for the payment of money, whether arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease or guarantee, under any interest or currency swap, future, option or other interest rate protection or similar agreement, or in any manner, whether arising out of overdrafts on deposit or other accounts or electronic funds transfers (whether through automated clearing houses or otherwise) or out of the Lender's non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository transfer check or other similar arrangements, whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, and any amendments, extensions, renewals or increases and all costs and expenses of the Lender incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including reasonable attorneys' fees and expenses.

                  (3) "Subordinated Debt" means any loans, advances, debts, liabilities, obligations, covenants or duties owing by the Borrower to the Creditor of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under any agreement, instrument or document, whether or not for the payment of money, whether arising by reason of an extension of credit, loan or guarantee or in any other manner, whether direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising (including any such obligations purchased or otherwise acquired by Creditor), whether consisting of principal, interest, expense payments, management and consulting fees, liquidation costs, attorneys' fees and costs or otherwise, and all whether arising or created pursuant to the Creditor Documents or otherwise.

         2.       Subordination.
                  -------------

                  (1) Subject to Section 3 hereof, the Creditor hereby irrevocably subordinates and postpones the payment and the time of payment of all of the Subordinated Debt and all claims and demands arising therefrom to the Obligations and directs that the Obligations be paid in full before the Subordinated Debt.

                  (2) Creditor shall: (i) make notations on the books of the Creditor beside all accounts or on such other statements evidencing or recording any Subordinated Debt to the effect that such Subordinated Debt is subject to the provisions of this Agreement, (ii) furnish the Lender, upon Lender's request from time to time, a statement of the account between the Creditor and the Borrower representing the Subordinated Debt and copies of each of the Creditor Documents, and (iii) give the Lender, upon its request, full and free access to the Creditor's books pertaining only to such accounts with the right to make copies thereof. Each and every of the Creditor Documents shall bear a legend as set forth in Section 13(c) hereof.

         3.       Payments to Creditor. Notwithstanding any other provision of
                  --------------------
this Agreement, the Borrower shall be entitled to pay and the Creditor shall be entitled to receive, so long as no Event of Default has occurred under the Loan Documents or would result from such payment, only all scheduled payments of interest and principal (at the current rate set forth in the Creditor Documents) under the Subordinated Debt, and only when due. After the occurrence of an Event of Default under the Loan Documents and receipt by the Creditor of written notice thereof from the Lender to the Creditor, the Borrower shall not make, and the Creditor shall not receive, any direct or indirect payments of principal, interest, fees or expenses under the Subordinated Debt. Notwithstanding anything contained herein, Creditor may draw upon the Letter of Credit (subject to its terms and conditions) issued by the Lender on even date herewith to satisfy and collect in full on the obligations due under the Subordinated Debt.

         4.       Security. Except for that certain Mortgage dated February 18,
                  --------
1997, filed of record in Mortgage Book 4277, Page 373, Assignment of Rents and Leases of record in Deed Book 6848, Page 829, and Financing Statement filed February 19, 1997 of record in Fixture Filing Book 22, Page 998, as amended in Fixture Filing Book 33, Page 875, all in the Office of the Clerk of Jefferson County, Kentucky, the Borrower shall not grant and the Creditor shall not take any lien on or security interest in any of the Borrower's property, now owned or hereafter acquired or created, without the prior written consent of the Lender.
         5.       Standby Limitation. Notwithstanding any breach or default by
                  ------------------
the Borrower under the Creditor Documents, the Creditor shall not at any time or in any manner: (a) foreclose upon, take possession of, or attempt to realize on any Collateral, or proceed in any way to enforce any claims it has or may have against the Borrower under the Subordinated Debt or otherwise, or (b) contest, protest or object to any action taken by the Lender under the Loan Documents or otherwise, unless and until the Obligations have been fully and indefeasibly paid and satisfied in full.

         6.       Bankruptcy/Probate of Borrower. In the event a petition or
                  ------------------------------
action for relief shall be filed by or against the Borrower under any federal bankruptcy statute in effect from time to time, or under any other law relating to bankruptcy, insolvency, reorganization, receivership, general assignment for the benefit of creditors, moratorium, creditor composition, arrangement or other relief for debtors, the Lender's claim (secured or unsecured) against the assets or estate of the Borrower for repayment of the Obligations shall be indefeasibly paid in full before any payment is made to the Creditor on the Subordinated Debt, whether such payment is in cash, securities or any other form of property or rights. The Lender may, in its discretion, file a proof of claim for or collect the Creditor's claim first for the benefit of the Lender to the extent of the unpaid Obligations and then for the benefit of the Creditor (but without creating any duty or liability to the Creditor other than to remit to the Creditor distributions, if any, actually received in such proceedings after the Obligations have been paid and satisfied in full) directly from the receiver, trustee, custodian, liquidator or representative of the Borrower's estate in such proceeding. The Borrower and the Creditor shall furnish all assignments, powers or other documents requested by the Lender to facilitate such direct collection by the Lender.

         7.       Receipt of Payments by Creditor. Should the Creditor directly
                  -------------------------------
or indirectly receive any payment or distribution not permitted by the provisions of this Agreement or any Collateral or proceeds thereof, prior to the full and indefeasible payment and satisfaction of the Obligations and the termination of all financing arrangements between the Lender and the Borrower, the Creditor will deliver the same to the Lender in the form received (except for the endorsement or assignment of the Creditor where necessary), for application to the Obligations in such order and manner as the Lender may elect. Until so delivered, the Creditor shall hold the same, in trust, for the
                                                             -- -----
Lender as property of the Lender, and shall not commingle such property of the Lender with any other property held by the Creditor. In the event the Creditor fails to make any such endorsement or assignment, the Lender, or any of its agents or employees on behalf of the Lender, is hereby irrevocably authorized in its own name or in the name of the Creditor to make such endorsement or assignment and is hereby irrevocably appointed as the Creditor's attorney-in-fact for those purposes.

         8.       Lender's Rights.
                  ---------------
                  (1) The Creditor hereby consents that at any time and from time to time, without further consent of or notice to the Creditor and without in any manner affecting, impairing, lessening or releasing any of the provisions of this Agreement, the Lender may, in its sole discretion:
(i) renew, compromise, extend, expand, postpone, waive, accelerate, terminate, change the payment terms of, or otherwise modify the Obligations or amend, renew, replace or terminate the Loan Documents or any and all other agreements now or hereafter related to the Obligations; (ii) extend credit to the Borrower in whatever amount on a secured or unsecured basis or take other support for the Obligations and exchange, enforce, waive, sell, transfer, collect, adjust or release any such security or other support or any part thereof; (iii) apply any and all payments or proceeds of such security or other support and in any order or manner as the Lender, in its discretion, may determine; and (iv) release or substitute any party liable on the Obligations, any guarantor of the Obligations, or any other party providing support for the Obligations.

                  (2) This Agreement will not be affected, impaired or released by any delay or failure of the Lender to exercise any of its rights and remedies against the Borrower or any guarantor or under any of the Obligations or against any Collateral, by any failure of the Lender to take steps to perfect or maintain its lien on, or to preserve any rights to, any Collateral by any irregularity, unenforceability or invalidity of any of the Obligations or any part thereof or any security or guarantee therefor, or by any other event or circumstance which otherwise might constitute a defense available to, or a discharge of, the Borrower or a subordinated creditor. The Creditor hereby waives demand, presentment for performance, protest, notice of dishonor and of protest with respect to the Subordinated Debt and the Collateral, notice of acceptance of this Agreement, and notice of the making of any of the Obligations. Lender hereby agrees to provide Creditor with written notice upon the default of the Borrower with respect to any of the Obligations.

                  (3) Nothing in this Agreement will obligate the Lender to grant credit to, or continue financing arrangements with, the Borrower.

         9.       Continuing Agreement. This is a continuing agreement and will
                  --------------------
remain in full force and effect until all of the Obligations and all of the Borrower's obligations and undertakings to the Lender have been fully performed and indefeasibly satisfied and until all the Loan Documents have been terminated. This Agreement will continue to be effective or will be automatically reinstated, as the case may be, if at any time payment of all or any part of the Obligations is rescinded or must otherwise be returned by the Lender upon insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

         10.      No Challenge to Liens. The Creditor agrees that it will not
                  ---------------------
make any assertion, claim or argument in any action, suit or proceeding of any nature whatsoever in any way challenging the priority, validity or effectiveness of the liens and security interests granted to the Lender.

         11.      Disposition or Release of Collateral.
                  ------------------------------------

                  (1) If at any time or from time to time the Collateral, or any portion thereof, is in any manner sold or otherwise transferred, the Creditor's consent to such disposition shall be automatically and irrevocably given if the Lender, in its sole discretion and for any reason, consents to such disposition, and in any event the Creditor shall not be entitled to receive any proceeds (cash or non-cash) of such disposition unless and until the Obligations have been indefeasibly paid in full.

                  (2) If, at any time and for any reason, the Lender releases its lien on the Collateral, or any portion thereof, the Creditor shall likewise release its lien on the property so released from the Lender's lien, if the Creditor has obtained such a lien.

         12.      Order of Proceedings. Nothing in this Agreement is intended
                  --------------------
to compel the Lender or the Creditor at any time to declare the Borrower in default or compel the Lender to proceed against or refrain from proceeding against any Collateral in any order or manner. All rights and remedies of the Lender with respect to the Collateral, the Borrower and any other obligors concerning the Obligations are cumulative and not alternative.

         13.      Replacement Financing; Assignment of Subordinated Debt.
                  ------------------------------------------------------

                  (1) The provisions hereof shall inure to the benefit of any financial institution obtained by the Borrower or the Lender to provide replacement working capital or other financing for the Borrower in place of the Lender, regardless of whether any such replacement lender provides its own financing or succeeds to the Lender's financing by assignment. If requested by such replacement lender, the Creditor shall execute with such replacement lender a subordination agreement substantially similar to this Agreement.

                  (2) The Creditor also agrees that as a prior condition of any assignment of any of its interests under any of the Creditor Documents, the Creditor shall require the assignee to acknowledge this Agreement and agree, in writing, to be bound by the terms and conditions hereof.

                  (3) Each and every of the Creditor Documents shall bear the following legend, or a similar legend acceptable to Lender, in boldface type:

                  This Note is subject to the terms of a Subordination Agreement in favor of Bank of Louisville. Notwithstanding any contrary statement contained in the within instrument, no payment on account of any obligation arising from or in connection with the within instrument or any related agreement (whether of principal, interest or otherwise) shall be made, paid, received or accepted except in accordance with the terms of said Subordination Agreement.

         14.      Financing of Fiduciary. In the event of a bankruptcy,
                  ----------------------
reorganization, other insolvency or court proceeding for the Borrower commences, the Lender shall have the option (in its sole and absolute discretion) to continue to provide financing (on terms acceptable to the Lender) of the trustee, other fiduciary, or of the Borrower as a debtor-in-possession, if the Lender deems financing to be in its best interests. The subordination and lien priority provisions of this Agreement shall continue to apply to all advances made during the pendency of such court proceedings, so that the Lender shall have a prior lien on all Collateral, created before or during such court proceeding, to secure all Obligations, whether created before or during such court proceeding. The Creditor hereby waives any right it may have to object to financing by the Lender during the pendency of such court proceeding and the Creditor's consent to such financing shall not be required regardless of whether the court supervising such proceeding approves, grants or allows adequate protection to the Creditor.

         15.      Investigation of Parties. The Creditor has entered into the
                  ------------------------
Creditor Documents with the Borrower and the Lender has entered into the Loan Documents with the Borrower and the Creditor and the Lender have entered into this Agreement each upon its own independent investigation, and each makes no warranty or representation as to each other with respect to the financial condition of the Borrower, or its ability to repay its loans to the Creditor or the Lender in the future. Nothing in this Agreement shall be deemed to constitute this Agreement as a security or create a joint venture or partnership between the Creditor and the Lender for any purpose.

         16.      Improper Action by Creditor. If the Creditor or the Borrower,
                  ---------------------------
or either of them, contrary to this Agreement, makes, attempts to or threatens to allow the Creditor to exercise its remedies against the Borrower under the Creditor Documents, or make any payment or take any action contrary to this Agreement, the Lender may restrain or enjoin the Creditor and the Borrower from so doing, it being expressly understood and agreed by the Creditor and the Borrower that: (i) the Lender's damages from their actions may at that time be difficult to ascertain and may be irreparable, and (ii) the Creditor and the Borrower waive any defense or claim that the Lender or the Borrower cannot demonstrate damages or can be made whole by the awarding of damages.

         17.      Indemnification of Lender. The Creditor agrees to indemnify
                  -------------------------
and hold the Lender, its agents and employees, harmless from any and all losses, damages, liabilities, expenses and obligations, including attorneys' fees and expenses, as they arise, relating to actions of the Creditor taken contrary to this Agreement.

         18.      Notices. All notices, demands, requests, consents, approvals
                  -------
or other communications required or permitted hereunder must be in writing and will be effective upon receipt. Such notices and other communications may be hand-delivered or sent by nationally recognized overnight courier service, to a party's address set forth below or to such other address as any party may give to the other in writing for such purpose:

             To the Lender:    Bank of Louisville
                                      500 West Broadway
                                      Louisville, Kentucky 40202

                               Attn.: Mr. Edward L. Shannon, Sr. Vice President

             with a copy to:   Harry B. Diamond, Esq.
                                      Borowitz & Goldsmith, PLC
                                      Suite 1100, One Riverfront Plaza
                                      Louisville, Kentucky 40202

             To the Creditor:         Regency Inn II, Inc.
                                      11714 Main Street, Suite B
                                      Middletown, Kentucky 40243
                                      Attn.: Mr. Richard G. Watson
                                             Liquidating Officer

             To the Borrower:         Jameson Properties, LLC
                                      8 Perimeter Center East, Suite 8050
                                      Atlanta, Georgia 30346
                                      Attn.: Legal Department

         19.      Preservation of Rights. No delay or omission on the Lender's
                  ----------------------
part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Lender's action or inaction impair any such right or power. The Lender's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Lender may have under other agreements, at law or in equity. Nothing in this Agreement is intended to modify, alter, reduce or impair any rights which the Lender or the Creditor may have against the Borrower under the Loan Documents or the Creditor Documents, respectively, or under any other agreement between them, or either of them, and the Borrower.

         20.      Illegality. In case any one or more of the provisions
                  ----------
contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         21.      Changes in Writing. No modification, amendment or waiver of
                  ------------------
any provision of this Agreement nor consent to any departure by the Borrower or the Creditor therefrom, will be effective unless made in a writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

         22.      Entire Agreement. This Agreement (including the documents and
                  ----------------
instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

         23.      Counterparts. This Agreement may be signed in any number of
                  ------------
counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

         24.      Successors and Assigns. This Agreement will be binding upon
                  ----------------------
and inure to the benefit of the Borrower, the Creditor and the Lender and their respective heirs, executors, administrators, successors and assigns; provided, however, that neither the Borrower nor the Creditor may assign this Agreement in whole or in part without the Lender's prior written consent and the Lender at any time may assign this Agreement in whole or in part. No claims or rights are intended to be created hereunder for the benefit of the Borrower or any alleged third party beneficiary hereof.

         25.      Interpretation. In this Agreement, unless the parties
                  --------------
otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement unless otherwise indicated; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. If this Agreement is executed by more than one party as a borrower or by more that one party as a creditor, the obligations of such persons or entities hereunder will be joint and several.

         26.      Governing Law and Jurisdiction. This Agreement has been
                  ------------------------------
delivered to and accepted by the Lender and will be deemed to be made in the state where the Lender's office indicated above is located. THIS AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE LENDER'S OFFICE INDICATED ABOVE IS LOCATED, EXCLUDING ITS CONFLICT OF LAWS RULES. Each of the Borrower and the Creditor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where the Lender's office indicated above is located; provided that nothing contained in this Agreement will prevent the Lender from bringing any action, enforcing any award or judgment or exercising any rights against the Borrower or the Creditor individually, against any security or against any property of the Borrower within any other county, state or other foreign or domestic jurisdiction. The parties hereto agree that the venue provided above is the most convenient forum for each of the parties. Each of the Borrower and the Creditor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

         27.      Waiver of Jury Trial. EACH OF THE BORROWER, THE CREDITOR AND
                  --------------------
THE LENDER IRREVOCABLY WAIVE ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE

RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE BORROWER, THE CREDITOR AND THE LENDER ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

         WITNESS, the due execution hereof as a document under seal, as of the date first written above.

                               BORROWER:

                                   JAMESON PROPERTIES, LLC,
                                   a Georgia limited liability company

                                   BY:  _______________________________________

                                   ITS: _______________________________________

                               CREDITOR:

                                   REGENCY INN II, INC.

                                   BY:  ______________________________________
                                        RICHARD G. WATSON, Liquidating Officer

                               LENDER:

                                   BANK OF LOUISVILLE,
                                   a Kentucky corporation

                                   BY:  ______________________________________
                                        EDWARD   L.   SHANNON,   Senior   Vice
President

STATE OF GEORGIA
COUNTY OF DEKALB

         Subscribed, sworn to and acknowledged before by Craig R. Kitchin, the President and Manager of Jameson Properties, LLC, a Georgia limited liability company, the Borrower, for and on behalf of the Borrower, this ____ day of March, 2001.

         My commission expires: ___________________.

                                  ------------------------------------------
                                  NOTARY PUBLIC

                  (SEAL)

STATE OF _____________
COUNTY OF _____________

         Subscribed, sworn to and acknowledged before by Richard G. Watson, the liquidating officer of Regency Inn II, Inc., a _____________ corporation, the Creditor, for and on behalf of the Creditor, this _____ day of March, 2001.

         My commission expires: ___________________.

                                  ------------------------------------------
                                  NOTARY PUBLIC

                  (SEAL)

COMMONWEALTH OF KENTUCKY
COUNTY OF JEFFERSON

         Subscribed, sworn to and acknowledged before by Edward L. Shannon, the Senior Vice President of Bank of Louisville, the Lender, for and on behalf of the Lender, this ____ day of March, 2001.

         My commission expires: ___________________.

                                        ---------------------------------------
                                        NOTARY       PUBLIC,     STATE-AT-LARGE,
KENTUCKY

THIS INSTRUMENT PREPARED BY:

BOROWITZ & GOLDSMITH, PLC

BY:   ___________________________________
      HARRY B. DIAMOND
      Suite 1100, One Riverfront Plaza
      Louisville, Kentucky 40202
      Telephone: (502) 584-7371

                                 PROMISSORY NOTE
                                 ---------------

$5,000,000.00                                                     March __, 2001

         FOR VALUE RECEIVED, the undersigned, JAMESON PROPERTIES, LLC, a Georgia limited liability company, whose address is 8 Perimeter Center East, Suite 8050, Atlanta, Georgia 30346 (hereinafter referred to as "Maker"), hereby promises and agrees to pay to the order of BANK OF LOUISVILLE, a Kentucky corporation, its successors and assigns, (the "Lender"), having an address at 500 West Broadway, Louisville, Kentucky 40202, the aggregate principal sum of Five Million Dollars ($5,000,000.00), or so much thereof as may hereafter be advanced hereunder or under the Loan Agreement ("Loan Agreement") referred to below, together with interest computed on the principal balance outstanding from time to time and any other charges, if any, as hereinafter provided, in lawful money of the United States of America. If no "Event of Default" under the Loan Agreement shall exist, full payment shall be due not later than March 10, 2011; if an "Event of Default" shall exist, payment shall be due upon demand (hereinafter, in either event, referred to as the "Maturity Date").

         The principal of this note (the "Note") shall bear interest until paid on the unpaid balance thereof at the rate (the "Interest Rate") equal to three hundred thirty (330) basis points in excess of the interest rate shown for the
                                  -- ------
1-year U. S. Treasury Note as published by The Wall Street Journal (the "WSJ"). Provided, however, the Interest Rate shall be adjusted on each anniversary of the date hereof (the "Adjustment Dates") to a rate (the "Adjusted Interest Rate") equal to three hundred thirty (330) basis points in excess of the
                                                        -- ------
interest rate shown for the 1-year U. S. Treasury Note as published by the WSJ (or if same is not then published, a similar source shall be selected by the Lender in its sole discretion), said Adjusted Interest Rate shall be determined three (3) days prior to each of the Adjustment Dates. All interest on this Note shall be computed on the basis of the actual number of days elapsed over an assumed year of Three Hundred Sixty (360) days.

         Until maturity (by acceleration or otherwise) of this Note, the principal of this Note and interest thereon shall be due and payable in one hundred twenty (120) consecutive monthly installments of principal and interest as follows: [i] the first twelve (12) installments shall each be in an amount equal to accrued interest only on the outstanding principal balance and shall be due and payable on the tenth (10th) day of each month, with the first installment due and payable on April 10, 2001; [ii] the next one hundred seven
(107) installments shall be equal to the monthly payment required to amortize a loan in the amount of the principal balance outstanding on each Adjustment Date over a twenty (20) year amortization schedule at the Adjusted Interest Rate specified in the preceding paragraph hereof, which installments shall be due and payable on the tenth (10th) day of each month; and [iii] the final payment of the entire unpaid principal balance, together with all accrued interest thereon, and any other charges, if any, shall be due and payable on the Maturity Date. Until maturity (by acceleration or otherwise) of this Note, the principal of this Note evidencing a Letter of Credit Payment (as defined in the Loan Agreement) and interest thereon shall be due and payable as follows: [i] commencing on the tenth (10th) day of the month following a Letter of Credit Payment (as defined in the Loan Agreement) and continuing on the tenth (10th) day of each and every month thereafter through and including February 10, 2011, installments equal to the monthly payment required to amortize a loan in the amount of the principal balance outstanding on each Adjustment Date over a twenty (20) year amortization schedule at the Adjusted Interest Rate specified in the preceding paragraph hereof; and [ii] the final payment of the entire unpaid principal balance, together with all accrued interest thereon, and any other charges, if any, shall be due and payable on the Maturity Date.

         "Prepayment" is hereby defined as receipt by the holder prior to the Maturity Date of all or a part of the principal balance and the outstanding interest due under this Note irrespective of the source of such payment and irrespective of whether same was paid by the undersigned "voluntarily" or "involuntarily." Without limiting the generality of the foregoing, prepayment shall include prepayment from the undersigned, irrespective of whether before or after the occurrence of an Event of Default and acceleration of the entire principal balance by virtue of the occurrence of an Event of Default. Notwithstanding the foregoing, in the event that all or part of the Mortgaged Property (as defined in the Mortgage) shall be taken by any governmental authority by exercise of eminent domain, or shall be conveyed to a grantee in lieu of such taking, and the holder exercises its option that the award, proceeds or compensation for such taking or conveyance be paid to the holder as a prepayment of this Note, such shall not be considered a prohibited prepayment (without prepayment premium), provided there does not exist an Event of Default. Similarly, in the event of damage to the Mortgaged Property, which damage is covered by fire or other insurance required to be maintained by the undersigned pursuant to the Mortgage, any insurance proceeds which are paid to the holder and are applied by the holder to reduce this Note shall not be deemed to be a prohibited prepayment (without prepayment premium) hereunder, provided there does not exist an Event of Default. The monthly payments hereunder shall remain unaffected by any partial prepayment pursuant to this paragraph, the effect of which shall be, rather, to reduce the principal balance remaining upon maturity, or, if there be no such principal balance remaining, the term of this Note.

         The term "Loan Year" means the twelve-month periods beginning on the date hereof, and on each anniversary date thereof.

         The undersigned hereby acknowledges that the holder has entered into the mortgage loan transaction evidenced by this Note based upon, inter alia,
                                                                 ----------
the assurance by the Maker to the holder that the holder will receive interest at the rate provided for herein for the full term of this Note. The Maker further recognizes that a prepayment of this Note in advance of the Maturity Date could, unless compensated for by the Maker, result in the holder receiving less than it would otherwise receive if this loan were paid in accordance with the provisions hereof through its stipulated Maturity Date if such prepayment occurred at a time when reinvestment yields are lower than the return to the holder on this Note. Consequently, the Maker hereby agrees that the holder shall have no obligation to accept a prepayment of the indebtedness hereunder unless the Maker pays to the holder a prepayment premium of one percent (1%) of the amount being prepaid.

         Any prepayment shall be made on 30 days' advance written notice to the holder and shall be made on a regular scheduled installment payment date.

         This Note is issued pursuant to, and subject to all of the terms and conditions of a certain Loan Agreement dated the date hereof entered into between Maker and Lender. This Note is secured by all of the Collateral described in the Loan Agreement including, without limitation, certain real property located in Jefferson County, Kentucky, and by the personal property as described in a certain Mortgage and Security Agreement (Fixture Filing Statement) (the "Mortgage") of even date, and all other related loan documents (the "Loan Documents") of even date.

         The holder of this Note shall record on its books and records the date and amount of each disbursement and each payment on this Note from time to time; and such books and records shall be presumed to state correctly the balance of this Note unless and until Maker proves the contrary.

Lender shall have no obligation to advance and Maker shall have no right to the surrender or release of this Note until all obligations of Maker hereunder, under the Loan Agreement and under all of the other Loan Documents shall have been paid and satisfied. This is a term note and not a revolving credit note.

         At any time funds are advanced against the principal of this Note, Lender may deduct from such funds an amount equal to the accrued interest on, and any late charges or other amounts then due and owing, under this Note. Lender shall be under no obligation to make any advance under this Note unless as of the date of such advance: [i] all of the representations, warranties and covenants made by Maker or any other party herein, in the Loan Agreement and in all of the other Loan Documents are true, correct and complete; [ii] all of the covenants made by Maker or any other party herein, in the Loan Agreement and in all of the other Loan Documents shall not have been violated; [iii] no Event of Default shall have occurred or be continuing under the Loan Agreement or any of the other Loan Documents; and [iv] Lender shall have received each and all of the documents and instruments required in the Loan Agreement. In making a request for, or otherwise obtaining or receiving, an advance hereunder, Maker shall be deemed to have reaffirmed, as of the date of such advance, all of the representations, warranties and covenants contained in the Loan Agreement and in all of the other Loan Documents.

         All payments and prepayments on this Note shall be applied first to the payment of any expenses or charges payable hereunder, and next to accrued interest, and then to the principal balance hereof, or in such other order as Lender may elect in its sole discretion. In the event principal or interest on this Note is not paid on or before fifteen (15) days after which it is due, a late charge of 5% of the amount of such payment so overdue may be charged by the holder hereof. All payments of principal and interest and any other sums due under this Note shall be made to Lender at the address set forth above.

         Upon the occurrence of any "Event of Default" under the Loan Agreement which is not cured within any applicable grace period, the same shall be a default hereunder, and Lender may, at its option, and without further notice declare the entire unpaid principal balance of, and all accrued interest on, this Note to be immediately due and payable and proceed to enforce and realize upon the security for this Note provided under the Loan Agreement, the Mortgage and the other Loan Documents. In addition, and without regard to whether Lender exercises its other options upon the occurrence of any "Event of Default," Lender shall have the right, upon the occurrence of any "Event of Default" under the Loan Agreement or under this Note which is not cured within any applicable grace period, to increase the rate of interest to a rate (the "Default Rate") equal to six percent (6%) per annum in excess of the Interest Rate applicable to this Note immediately prior to such Event of Default.

         Without limiting the preceding paragraph, if Maker shall fail to pay any installment of interest and/or principal of this Note promptly when due, and such failure shall continue for fifteen (15) days after such due date, Lender may, without further notice, declare the entire unpaid principal balance of, and all accrued interest on, this Note to be immediately due and payable and proceed to enforce and realize upon any or all security for this Note, and Lender further may increase the rate of interest applicable to this Note to the Default Rate defined above.

         Whenever there is a default under this Note not cured within any applicable grace period, the entire principal balance of, and all accrued interest on, this Note, and all other existing or hereafter created or arising liabilities, indebtedness and obligations of Maker to Lender under the Loan Agreement and the other Loan Documents (however acquired or evidenced) shall, at the option of

Lender, become forthwith due and payable, without presentment, notice, protest or demand of any kind (all of which are expressly waived by Maker).

         Failure of the holder of this Note to exercise any of its rights and remedies shall not constitute a waiver of the right to exercise the same at that or any other time. All rights and remedies of the holder for default under this Note shall be cumulative to the greatest extent permitted by law. Time shall be of the essence in the payment of interest and principal on this Note and the performance of Maker's other obligations under this Note.

         The remedies of the holder hereof, as provided herein and in the Loan Agreement and the Loan Documents, shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of the holder hereof, and may be exercised as often as the occasion therefor shall arise. No act of omission or commission of the holder hereof, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by the holder and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any right, remedy or recourse as to any subsequent event.

         If there is any default under this Note, and this Note is placed in the hands of an attorney for collection, or is collected through any court, including any bankruptcy court, Maker promises to pay to the holder hereof its reasonable attorneys' fees and court costs incurred in collecting or attempting to collect or securing or attempting to secure this Note or enforcing the holder's rights in any collateral securing this Note, provided the same is legally allowed by the laws of the Commonwealth of Kentucky or any state where the collateral or part thereof is situated.

         This Note may not be changed or terminated orally.

         The invalidity or unenforceability of any provision of this Note shall not impair the validity or enforceability of any other provision of this Note.

         This Note has been executed and delivered in Louisville, Kentucky and shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky.

         None of the terms and provisions contained in this Note, the Mortgage securing same, or any other document or instrument now or hereafter securing same, or any other document or instrument now or hereafter securing the indebtedness evidenced hereby or related hereto shall ever be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by the laws of the Commonwealth of Kentucky. Neither the undersigned nor any other party now or hereafter becoming liable for the payment of this Note shall ever be required to pay interest on this Note at a rate in excess of the maximum interest rate that may be lawfully charged under the laws of the Commonwealth of Kentucky, and the provisions of this paragraph shall control over all other provisions hereof and of any other instrument executed in connection herewith or executed to secure the indebtedness evidenced hereby which may be in apparent conflict with this paragraph. In the event the holder shall collect monies which are deemed to constitute payments in the nature of interest which would otherwise increase the effective interest rate on this Note to a rate in excess of that permitted to be charged by the laws of the Commonwealth of Kentucky, all such sums deemed to constitute interest in excess of the maximum rate shall be refunded to the undersigned in cash and the undersigned hereby agrees to accept such refund.

         Maker and any other party who may become primarily or secondarily liable for any of the obligations of Maker hereunder hereby waive presentment, demand, notice of dishonor, protest, notice of protest and nonpayment, and further waive all exemptions to which they may now or hereafter be entitled under the laws of this or any other state or of the United States, and further agree that the holder of this Note shall have the right without notice, to deal in any way, at any time, with Maker, or any guarantor of this Note or with any other party who may become primarily or secondarily liable for any of the obligations of Maker under this Note without waiving any rights the holder of this Note may have hereunder or by virtue of the laws of this state or any other state or the United States.

         In testimony whereof, witness the signature of the undersigned the day and year first hereinabove written.

                                   JAMESON PROPERTIES, LLC,
                                   a Georgia limited liability company

                                   BY:
                                        Craig R. Kitchin, President and Manager